UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934 (Amendment No. )

Filed by the Registrant ☒
Filed by a party other than the Registrant ☐
Check the appropriate box:
☐    Preliminary Proxy Statement
☐    Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒    Definitive Proxy Statement
☐    Definitive Additional Materials
☐    Soliciting Material under § 240.14a-12

Valero Energy Corporation
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check all boxes that apply):
☒    No fee required
☐    Fee paid previously with preliminary materials
☐    Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

Notice of 2025 Annual Meeting of Stockholders

The 2025 annual meeting of stockholders of Valero Energy Corporation is scheduled to be held in a virtual format as follows:

MEETING DATE & TIME:	MEETING SITE:	RECORD DATE:
Tuesday, May 6, 2025 11 a.m., Central Time	www.virtualshareholdermeeting.com/VLO2025	March 10, 2025 (close of business)
The purpose of the annual meeting is to consider and vote on the following:
Voting Matters	Board Recommendation	Proxy Statement Disclosure Begins on

(1)Elect Directors	FOR each director nominee	p.2

(2)Advisory vote to approve 2024 executive compensation	FOR	p.76

(3)Ratify KPMG LLP as independent auditor	FOR	p.77

(4)Other matters, if any, properly brought before the meeting

Valero Energy Corporation One Valero Way San Antonio, Texas 78249 March 18, 2025	By order of the Board of Directors, Jude A. Dworaczyk Corporate Secretary and SEC Counsel

About This Proxy Statement

Policies and Procedures
This proxy statement includes statements regarding various policies, standards, approaches, methodologies, procedures, processes, strategies, programs, initiatives, assessments, technologies, practices, metrics, and similar measures related to our sustainability and climate-related data, disclosures, targets, long-term ambition, updates, actions, performance, and compliance systems (collectively, “Policies and Procedures”). References to Policies and Procedures in this proxy statement do not represent guarantees or promises about their efficacy or continued implementation or use, or any assurance that any such Policies and Procedures will apply in every case. While we believe that our Policies and Procedures reflect our business strategy and are reasonable at the time made or used, as our business or applicable methodologies, standards, or regulations develop and evolve, we may revise or cease reporting or using certain Policies and Procedures if we determine that they are no longer advisable or appropriate, or we are otherwise required to do so. Such Policies and Procedures are subject to risks, uncertainties, and other factors, some of which are beyond our control and are difficult to predict, and there may be circumstances, factors, or considerations that may cause different implementation thereof, revised or discontinued use thereof, or exceptions in specific instances.
Cautionary Statement Concerning Forward-Looking Statements
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including, but not limited to, statements about Policies and Procedures. You can identify forward-looking statements by words such as “should,” “strive,” “pursue,” “potential,” “committed,” “advancing,” “developing,” “evaluating,” “intend,” “anticipate,” “forecast,” “on track,” “would,” “continue,” “aimed,” “considering,” “poised,” “focused,” “opportunity,” “scheduled,” “believe,” “estimate,” “expect,” “seek,” “could,” “may,” “target,” “goal,” “ambition,” “aspiration,” “plan,” or other similar expressions that convey the uncertainty of future events or outcomes. Forward-looking statements in this proxy statement also include those relating to our publicly disclosed targets, update on expected performance, and long-term ambition regarding greenhouse gas (“GHG”) emissions reductions/displacements, statements relating to our low-carbon fuels strategy and projects, our board of directors composition and leadership structure, expected timing of completion, cost, and performance of projects, future market, regulatory, and industry conditions, future operating and financial performance, expected timing or issuance of future reports and other disclosures, future production and manufacturing ability and size, and management of future risks, among other matters. It is important to note that actual results could differ materially from those expressed, suggested, or forecasted in any forward-looking statements based on numerous factors, including those outside of our control, such as legislative or political changes or developments, market dynamics, cyberattacks, weather events, and other matters affecting our operations, financial performance, or the demand for our products. These factors also include, but are not limited to, the uncertainties that remain with respect to current or contemplated legal, political, or regulatory developments that are adverse to or restrict refining and marketing operations, that impose taxes or penalties on profits, windfalls, or margins, or require certain disclosures, global geopolitical and other conflicts and tensions, the impact of inflation on margins and costs, economic activity levels, tariffs, duties, or trade restrictions, and the adverse effects the foregoing may have on our business plan, strategy, operations, and financial performance. When considering these forward-looking statements, you should also consider the risk factors and other cautionary statements contained in our annual report on Form 10-K, quarterly reports on Form 10-Q, and other reports filed with the United States (“U.S.”) Securities and Exchange Commission (the “SEC”) and available on our website at www.valero.com. These risks could cause actual performance, results, and Policies and Procedures to differ materially from those expressed, suggested, or forecasted in any forward-looking statement. Such forward-looking statements speak only as of the date of this proxy statement and we do not intend to update these statements unless we are required by applicable securities laws to do so.
Available Information
This proxy statement references various sustainability and climate-related reports, policies, and disclosures, and third-party conclusions, reports, and data, as well as reports, policies, and disclosures on certain compliance matters. Many of these and other reports, policies, and disclosures, such as our environmental, social, and governance (“ESG”) reports, Task-Force on Climate-related Financial Disclosures reports, information regarding our publicly disclosed 2035 target and long-term ambition regarding GHG emissions reductions/displacements, GHG emissions assurance, verifications, and validations, climate-lobbying report and disclosures on our political engagement, climate-lobbying, and trade associations are published on our website at www.valero.com > Investors > ESG. These reports, policies, and disclosures, as well as those referenced elsewhere herein (including any third-party conclusions, reports, and data discussed in this proxy statement), are not themselves part of this proxy statement, are not “soliciting material,” are not deemed filed with the SEC, and are not to be incorporated by reference into any of our filings with the SEC, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein, unless specifically identified in such filing as being incorporated by reference in such filing. Third-party conclusions, reports, and data discussed in this proxy statement reflect the modeling, beliefs, assumptions, and outputs of their respective authors, not us, and their use, reference to, or inclusion herein is not an endorsement by us thereof. Any reference to our support of, alignment with, work with, or collaboration with a third party within this proxy statement does not constitute or imply an endorsement by us of any or all of the positions or activities of such third party. References to website URLs are intended to be inactive textual references only. Certain disclosures in this proxy statement represent a good faith effort by us to address our efforts, initiatives, and performance on an array of broadly defined sustainability and climate-related topics of interest to certain stakeholders. The inclusion of or reference to any such information in this proxy statement is not an indication that this information or statements related thereto are necessarily material to investors or require disclosure in our filings with the SEC.

Overview of Our Risk Management and Oversight Structure	1	Human Resources and Compensation Committee Report	49
Proposal No. 1—Election of directors	2	Compensation Consultant Disclosures	50
Summary of Each Director Nominee’s Skills, Experience, and Attributes	3	Equity Compensation Plan Information	51
Nominees	4	Executive Compensation	52
How Our Board is Structured, Governed, and Operates	9	Summary Compensation Table	52
Our Directors’ Demonstrated Commitment in 2024	9	Grants of Plan-Based Awards	55
Overview of Our Board Committees	9	Outstanding Equity Awards at December 31, 2024	58
How We Maintain an Effective Board and Strong Director Performance	14	Option Exercises and Stock Vested	60
Director Overboarding Policy	14	Post-Employment Compensation	61
Director Refreshment and Retirement	14	Nonqualified Deferred Compensation	63
Annual Board and Committee Evaluation Process	15	Potential Payments Upon Termination or Change of Control	64
Director Continuing Education	15	Director Compensation	67
New Director Orientation and Onboarding	16	Pay Ratio Disclosure	70
Our Board’s Leadership Structure and Strong Independent Oversight	16	SEC Pay Versus Performance	71
Recent Transition of Our Chairman of the Board	16	Proposal No. 2—Advisory vote to approve compensation of named executive officers	76
The Role of Our CEO and Chairman	17	Proposal No. 3—Ratify appointment of KPMG LLP as independent auditor	77
Our Board’s Strong Counterbalance of Independent Leadership and Oversight	17	KPMG LLP Fees	78
Recent Transition of Our Independent Lead Director	17	Report of the Audit Committee for Fiscal Year 2024	79
The Role of Our Independent Lead Director	17	Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership	80
Ongoing Evaluation and Consideration by the Board	18	2025 Annual Meeting of Stockholders—Important Voting and Meeting Information	83
How Our Board is Involved in CEO and Senior Executive Succession Planning	18	Miscellaneous	88
How Our Director Nominees are Selected	18	Governance Documents and Codes of Ethics	88
Additional Details on Our Risk Management and Oversight Structure	19	Stockholder Communications, Nominations, and Proposals	88
Additional Highlights—Low-Carbon Fuels, Cybersecurity/IT, and Compliance	21	Other Business	89
Risk Assessment of Compensation Programs	23	Financial Statements	89
Compensation Discussion and Analysis (including table of contents for section)	24	Householding	89
Executive Compensation in Summary	24	Transfer Agent	90
Administration of Executive Compensation Program	30
Elements of Executive Compensation	33

Our Board is soliciting proxies to be voted at our annual meeting of stockholders to be held on May 6, 2025 (the “Annual Meeting”). The accompanying notice describes the time, place, and purpose of the Annual Meeting. Action may be taken at the Annual Meeting or on any date to which the meeting may be adjourned. Unless otherwise indicated, the terms “Valero,” “we,” “our,” and “us” in this proxy statement may refer to Valero Energy Corporation, to one or more of our consolidated subsidiaries and/or consolidated joint ventures, or to all of them taken as a whole. “Board” means our board of directors. Holders of record of our common stock, par value $0.01 (“Common Stock” or “Valero Common Stock”), at the close of business on March 10, 2025 (the “Record Date”) are entitled to vote on the matters presented at the Annual Meeting. Our Common Stock trades on the New York Stock Exchange (the “NYSE”) under the trading symbol “VLO.” Our proxy materials are first being sent or made available on or about March 18, 2025, to stockholders entitled to vote at the Annual Meeting. See also “2025 Annual Meeting of Stockholders—Important Voting and Meeting Information.”

OVERVIEW OF OUR RISK MANAGEMENT AND OVERSIGHT STRUCTURE

Below is an overview of our risk management and oversight structure. The risk management, oversight, and key functions and areas of oversight and responsibility of our Board and its committees are discussed further under “How Our Board is Structured, Governed, and Operates” and “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership.”

Full Board

•Risk management and oversight is a responsibility of the full Board. The full Board exercises its oversight responsibilities directly and through its committees.
•Valero’s low-carbon fuels strategy is one of several key areas overseen by the full Board.

Audit Committee	Human Resources and Compensation Committee	Nominating and Corporate Governance Committee	Sustainability and Public Policy Committee

Key functions and areas of oversight and responsibility include Valero’s:
•financial statements and public financial information integrity;
•compliance with legal and regulatory requirements, with a focus on those with the potential to impact its financial statements or accounting policies;
•policies and guidelines concerning financial risk exposures and the steps management has taken to monitor and control such exposures;
•global compliance and ethics program, and annual compliance plan;
•independent auditor and internal audit function; and
•initiatives and strategies with respect to cybersecurity and information technology (“IT”) risks.

Key functions and areas of oversight and responsibility include:
•risks and other matters related to Valero’s compensation and talent management programs, policies, and strategies, including Valero’s benefit plans;
•management succession planning for Valero’s Chief Executive Officer (“CEO”) and other senior executives;
•Valero’s initiatives and strategies in the areas of human capital management and leadership development; and
•compliance with Valero’s Stock Ownership and Retention Guidelines.

Key functions and areas of oversight and responsibility include:
•ensuring that the Board and its committees have the necessary mix of knowledge, skills, experience, and other attributes;
•identifying and recommending qualified director nominees;
•developing and recommending a set of corporate governance principles applicable to Valero;
•the Board’s and its committees’ annual self-evaluation of performance;
•Valero’s new director orientation and director continuing education programs; and
•reviewing and acting on any related-party transactions.

Key functions and areas of oversight and responsibility include:
•health, safety, and environmental (“HSE”) matters;
•sustainability and climate-related risks and opportunities;
•corporate responsibility and reputation management;
•social, community, and public policy strategies and initiatives;
•political issues, including political contributions and lobbying activities; and
•compliance with legal and regulatory requirements for the operations of the company.

Valero’s Management/Employees

Management and other employees engage in day-to-day risk identification and management, and promote safety, through:
•executing our risk identification and management programs, plans, and systems, such as our Commitment to Excellence Management System (CTEMS), Environmental Excellence and Risk Assessment (EERA), and Fuels Management System (FMS);
•taking an interdisciplinary approach that coordinates the views of various teams and subject matter experts (“SMEs”) across Valero, and facilitates continual communication on risk-related matters; and
•reporting to the Board and its committees, and engaging with stockholders and stakeholders throughout the year.

2025 PROXY STATEMENT	1

PROPOSAL NO. 1—Election of directors

(ITEM 1 ON THE PROXY CARD)

☑	The Board recommends that the stockholders vote “FOR” each director nominee
Annual Election/Non-Classified Board. We do not have a classified Board. Each of our continuing directors stands for election every year at the annual meeting of stockholders. If elected at the Annual Meeting, all of the nominees listed below will serve as director for a one-year term expiring at the 2026 annual meeting of stockholders. The persons named on the proxy card intend to vote for the election of each of these nominees unless you validly direct otherwise.
Majority Voting and Proxies. Under our bylaws, each director is to be elected by the vote of the majority of the votes cast at the Annual Meeting. For this purpose, a “majority of the votes cast” means that the number of shares voted “for” a director’s election exceeds 50 percent of the number of votes cast with respect to that director’s election. Votes “cast” exclude abstentions. If any nominee is unavailable as a candidate at the time of the Annual Meeting, either the number of directors constituting the full Board will be reduced to eliminate the resulting vacancy, or the persons named as proxies will use their best judgment in voting for any available nominee. See “2025 Annual Meeting of Stockholders—Important Voting and Meeting Information” below for additional information.
Information Concerning Our Director Nominees. The Board has nominated the nine individuals listed below under “Nominees” for election as a director at the Annual Meeting. There is no family relationship between any of our executive officers, directors, or director nominees. There is no arrangement or understanding between any director or any other person pursuant to which the director was or is to be selected as a director or nominee. Robert A. Profusek, who currently serves on the Board, will retire at the Annual Meeting and is therefore not a nominee. The size of the Board will be decreased to nine directors effective as of the date of Mr. Profusek’s retirement. Proxies cannot be voted for a greater number of persons than the number of nominees named. Age and tenure data below are as of December 31, 2024.

2	2025 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Summary of Each Director Nominee’s Skills, Experience, and Attributes
The table below provides a summary of certain competencies and attributes of the director nominees and the reason such competencies are important to Valero and in selecting each director nominee. The lack of an indicator for an item does not mean that the director does not possess that skill or experience. Rather, the indicator represents that the item is a key skill and experience that the director brings to the Board. The backgrounds, skills, experience, and other attributes of our director nominees are further described in the nominees’ respective biographies on the following pages and informed the Board in its decision to nominate such individuals as director nominees for the Annual Meeting.

	Diaz	Eberhart	Ffolkes	Greene	Majoras	Mullins	Riggs	Weisenburger	Wilkins	TOTAL

SKILLS, EXPERIENCE, AND ATTRIBUTES
CEO/LEADERSHIP adds to the Board’s leadership ability and understanding of operations and strategy	●	●	●	●	●	●	●	●	●	9
SUSTAINABILITY/CLIMATE supports oversight of the sustainability and climate-related risks and opportunities we face, and is valuable to maintaining our license to operate	●	●	●	●	●	●	●	●	●	9
HSE supports oversight of HSE matters and provides valuable knowledge and perspective on providing safe and responsible operations	●	●	●	●	●	●	●	●	●	9
HUMAN CAPITAL MANAGEMENT supports oversight on matters such as succession planning, talent and leadership development, retention, compensation, and employee initiatives and strategies	●	●	●	●	●	●	●	●	●	9
CORPORATE GOVERNANCE provides insight in fostering operational excellence, disciplined capital management, and long-term value, while also facilitating strong Board performance	●	●	●	●	●	●	●	●	●	9
CYBERSECURITY/IT provides important knowledge and perspective in evaluating and overseeing the cyber and IT risks and opportunities we face		●	●	●	●			●	●	6
FINANCE AND ACCOUNTING is valuable in evaluating and overseeing our financial statements, capital structure, and financial risks and strategy	●	●	●	●		●	●	●	●	8
GLOBAL BUSINESS provides valuable business knowledge and perspective on our international operations and global markets and dynamics	●	●	●		●		●	●	●	7
GOVERNMENT, LEGAL, REGULATORY, AND COMPLIANCE contributes to the Board’s ability to guide us through complex legal, regulatory, and public policy matters, and supports our commitment to compliance, ethics, and integrity	●	●		●	●		●	●	●	7
RISK MANAGEMENT contributes to the identification, assessment, and prioritization of the risks we face	●	●	●	●	●	●	●	●	●	9
ENERGY INDUSTRY is important in assessing and managing the risks and opportunities our business faces	●	●	●	●	●	●	●			7
Upstream		●				●	●			3
Midstream/Logistics		●	●	●		●	●			5
Downstream/Industrial Gas/Utilities		●	●	●	●	●	●			6
INDEPENDENT represents directors who are independent under NYSE and SEC standards	●	●	●	●	●	●		●	●	8

Men	Women	White	Black/African American	Hispanic /Latino	50s	60s	70s	< 4	5-9	10-14
					Years			Years Tenure

2025 PROXY STATEMENT	3

PROPOSAL NO. 1—ELECTION OF DIRECTORS

Nominees

FRED M. DIAZ

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS, AUTO INDUSTRY, AND RISK MANAGEMENT – experience as President, Chief Executive Officer and Chairman of the Board of Directors of Mitsubishi Motors North America, Inc. from April 2018 to April 2020 (when he retired), and as General Manager, Performance Optimization Global Marketing and Sales of Mitsubishi Motors Corporation in Tokyo, Japan from July 2017 to April 2018. From April 2013 to July 2017, Mr. Diaz served in a number of roles for Nissan Motor Corporation, including Division Vice President & General Manager - North American Trucks and Light Commercial Vehicles, Sr. Vice President Sales & Marketing and Operations, and Division Vice President, Sales & Marketing and Parts & Service. Mr. Diaz also served in several roles for Fiat Chrysler Automobiles (FCA) from 2004 to April 2013, including President and CEO of the Ram Truck Brand, President and CEO of Chrysler Mexico, Head of National Sales, Regional Managing Director of the Denver Business Center, and Director of Dodge Brand Marketing Communications.
•SUSTAINABILITY, CLIMATE, AND HUMAN CAPITAL MANAGEMENT – experience through his leadership and management roles in the auto sector noted above, his current service on the boards of other public companies, including a company focused on designing and developing an electric taxi aircraft (Archer Aviation Inc.), and his current service as a member of sustainability, human resources, audit, and compensation committees for the public companies listed below.
•FINANCE AND ACCOUNTING – expertise through his experience noted above as CEO for several companies in the auto sector, where the understanding of and accountability for accurate financial statements and reporting was crucial.
•GOVERNANCE – experience through his board and executive roles noted above, and his service as a Board Director Member of the Latino Corporate Directors Association (LCDA), and a National Association of Corporate Directors (NACD) Full Board Member and Certified Board Leadership Fellow.
Other public company boards (current): Archer Aviation Inc., SiteOne Landscape Supply, Inc. (f/k/a John Deere Landscapes LLC), and Smith & Wesson Brands, Inc.
Prior public company boards (last five years): None

Age: 59 Director Since: 2021 Committee: Audit Independent

H. PAULETT EBERHART

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS LEADERSHIP AND GOVERNANCE – experience as Board Chair and CEO of HMS Ventures (since 2014), a privately held business involved with technology services and the acquisition and management of real estate. From 2011 through March 2014, she served as President and CEO of CDI Corp., a provider of engineering and IT outsourcing and professional staffing services that was then a public company. She served as a consultant to CDI Corp. from April 2014 to December 2014, and as Board Chair and CEO of HMS Ventures from January 2009 to January 2011. Prior to that, she served as President and CEO at Invensys Process Systems, Inc. (“Invensys”), a process automation company (2007 to 2009), and had an extensive career at Electronic Data Systems Corporation (“EDS”) (1978 to 2004), an IT and business process outsourcing company, where she was President of Americas (2003 to March 2004), and President of Solutions Consulting (2002 to 2003). While at Invensys and EDS, she led businesses with clients across the globe.
•CYBERSECURITY/IT, FINANCE, AND ACCOUNTING – strong knowledge of the intersection of technology, data, and finance from over four decades of experience in various executive, financial, and operational roles in the technology services and IT sectors noted above, her current service on the board of KORE Group Holdings, Inc. (“KORE”), a public company focused on IoT (Internet of Things) solutions, and LPL Financial Holdings Inc. (“LPL”), a public company focused on investment and business solutions for independent financial advisors. She is also a Certified Public Accountant.
•SUSTAINABILITY AND CLIMATE – knowledge and experience from over a decade of board service in the energy industry, including her former service on the boards of Anadarko Petroleum Corporation (“Anadarko”), Vine Energy Inc. (“Vine”), Cameron International Corporation, and Jonah Energy LLC.
•COMPLIANCE, RISK MANAGEMENT, HSE, AND HUMAN CAPITAL MANAGEMENT – expertise through her business leadership experience noted above, her current and prior service on the boards of other public companies, including her current service as a member of the compensation committees of Fluor Corporation (“Fluor”) and LPL, the commercial strategies and operational risk committee of Fluor, the audit committee of KORE, and the audit and risk committee of LPL, which she chairs. She previously chaired the HSE committee of Vine, and the governance and risk committee of Anadarko (committee responsibilities included HSE oversight), and was also the lead director of Anadarko.
Other public company boards (current): Fluor, KORE, and LPL
Prior public company boards (last five years): Vine

Age: 71 Director Since: 2016 Committees: Audit (Chair); and Sustainability and Public Policy Independent Lead Director

4	2025 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

MARIE A. FFOLKES

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS LEADERSHIP – expertise as a current managing partner at GenNx360 Capital Partners, a private equity firm (since October 2023). Previously, she served as CEO of Axxelist LLC, a technology real estate company she founded (from December 2021 to December 2023), and as CEO of TriMark USA, LLC (“TriMark”) (from January 2020 to December 2021). She was born in Jamaica and has lived and worked in Brazil, China, France, Japan, Korea, Brussels, the U.K., and the U.S.
•INDUSTRIAL GAS, AUTO INDUSTRY, HSE, AND CYBERSECURITY/IT – expertise through her experience as President, Industrial Gases, Americas of Air Products & Chemicals, Inc. (“Air Products”) from May 2015 to January 2020. From 2011 to May 2015, she served in various executive and senior leadership roles at Tenneco, Inc., including in its group responsible for providing clean air and ride performance products and systems for auto original equipment markets. From 2003 to 2011, she served in various senior leadership roles at Johnson Controls International plc. While at Air Products, she implemented SAP ERP and cybersecurity, and at TriMark, she expanded and deployed enterprise risk management policies to provide oversight on financial, cybersecurity, and regulatory frameworks.
•SUSTAINABILITY AND CLIMATE – expertise through her former service as an appointed member of the Hydrogen and Fuel Cell Technical Advisory Committee, which was established to advise the U.S. Secretary of Energy on the U.S. Department of Energy's hydrogen research, development, and demonstration efforts. While at Air Products, she also attracted business-to-business customers through innovation in sustainable products and programs, such as renewable fuels, hydrogen fueling, carbon sequestration, and renewables and carbon-emissions regulations, to achieve better outcomes for environmental sustainability.
•HUMAN CAPITAL MANAGEMENT AND GOVERNANCE – expertise through her business leadership experience noted above, and her current service on the board of Masco Corporation, a public global manufacturing company, where she serves on the compensation and talent management committee (committee responsibilities include human capital, and diversity and inclusion oversight), and as chair of the corporate governance and nominating committee. She also serves on the Global Advisory Board of the Jerome A. Chazen Institute for Global Business at Columbia Business School.
Other public company boards: Masco Corporation
Prior public company boards (last five years): None

Age: 53 Director Since: 2022 Committee: Nominating and Corporate Governance Independent

KIMBERLY S. GREENE

Featured experience, qualifications, and attributes:
•ENERGY BUSINESS LEADERSHIP – experience as Board Chair, CEO, and President of Georgia Power Company (since March 31, 2023), and as Board Chair, CEO, and President of Southern Company Gas (from June 2018 to March 30, 2023). She served as Executive Vice President and Chief Operating Officer of the Southern Company from 2014 to May 2018. Prior to that, she was President and CEO of Southern Company Services, Inc. From 2007 to 2013, Ms. Greene served in executive roles with the Tennessee Valley Authority (“TVA”), including Chief Financial Officer, Chief Generation Officer, and Group President, Strategy and External Relations.
•SUSTAINABILITY, CLIMATE, AND HSE – expertise through her various leadership and management roles in the natural gas and utilities sector noted above, including on issues related to safety, emerging technologies, innovation, and STEM-related education, her involvement with various renewables projects and technologies at Southern Company and its affiliates, and through her former service on the boards of the American Gas Association (an organization committed to reducing GHG emissions through innovation, infrastructure, and technologies) and the Gas Technology Institute (an organization focused on advancing decarbonization solutions).
•CYBERSECURITY/IT – expertise through her former service as an Oil & Natural Gas Liaison Co-Lead for the Electric Subsector Coordinating Council, which is the principal liaison between the U.S. federal government and the energy sector concerning national-level disasters or threats to critical infrastructure (including cybersecurity).
•FINANCE, RISK MANAGEMENT, COMPLIANCE, AND REGULATORY – experience through her leadership roles at Southern Company and its affiliates and the TVA noted above.
•GOVERNANCE AND HUMAN CAPITAL MANAGEMENT – experience through her leadership roles noted above, where she has been intimately involved in governance matters, succession planning, talent and leadership development, retention, compensation, and diversity and inclusion initiatives and strategies. She serves on the boards of the Atlanta Committee for Progress, Metro Atlanta Chamber of Commerce, Georgia Research Alliance, Nuclear Electric Insurance Limited, Children’s Healthcare of Atlanta, Georgia Historical Society, Rowen Foundation, and Woodruff Arts Center, and as a member of the Rotary Club of Atlanta.
Other current or prior public company boards (last five years): None

Age: 58 Director Since: 2016 Committees: Nominating and Corporate Governance (Chair); and Sustainability and Public Policy Independent

2025 PROXY STATEMENT	5

PROPOSAL NO. 1—ELECTION OF DIRECTORS

DEBORAH P. MAJORAS

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS LEADERSHIP, SUSTAINABILITY, AND CLIMATE – experience as a non-executive director of the Brunswick Group (since September 2023), a strategic advisory firm focused on critical issues and stakeholders at the center of business, politics, and society. From July 2022 to September 2022 (when she retired), she was President and Advisor to the CEO at The Procter & Gamble Company (“P&G”). She previously served as Chief Legal Officer and Secretary of P&G (from 2010 to July 2022), and joined P&G as Senior Vice President and General Counsel in 2008. While at P&G she served on P&G’s Global Leadership Council and its ESG Executive Council, and co-created and co-ran P&G’s “Citizenship” program, which was the precursor to ESG at P&G.
•GOVERNMENT, REGULATORY, ENERGY INDUSTRY, AND CYBERSECURITY/IT – experience through her leadership roles and experience at P&G noted above and in private practice, her experience as Chair of the U.S. Federal Trade Commission (“FTC”) from 2004 until 2008, and her service as Deputy Assistant Attorney General in the U.S. Department of Justice, Antitrust Division, from 2001 to 2004. While Chair of the FTC, she gained experience in areas such as oil and gasoline markets, intellectual property, data security, and protecting consumers from cyber and IT risks, such as identity theft, spyware, and deceptive spam. While at the Department of Justice, she oversaw matters across a range of industries, including software, financial networks, media and entertainment, and industrial equipment. She joined the Jones Day law firm in 1991 and became a partner in 1999.
•HUMAN CAPITAL MANAGEMENT – experience through her former service on the board of the Leadership Council on Legal Diversity, and through her business leadership experience at P&G noted above, where she oversaw a global legal group of over 500 people, served on P&G’s Equality & Inclusion Council, and created and led P&G’s post-COVID-19 employee well-being program.
•GOVERNANCE AND RISK MANAGEMENT – experience through her leadership roles noted above, including her current role as a non-executive director of the Brunswick Group, her current board and committee service at American Express Company (“American Express”), where she serves on the nominating, governance and public responsibility committee and the risk committee, and her current service on the executive committee of the United States Golf Association and the boards of the University of Virginia Law School Foundation, Westminster College, and the First Tee Foundation.
Other public company boards (current): American Express
Prior public company boards (last five years): None

Age: 61 Director Since: 2012 Committees: Sustainability and Public Policy (Chair); and Nominating and Corporate Governance Independent

ERIC D. MULLINS

Featured experience, qualifications, and attributes:
•ENERGY BUSINESS LEADERSHIP – experience as Chairman and CEO of Lime Rock Resources, a company that he co-founded in 2005, which acquires, operates, and improves lower-risk oil and natural gas properties. Mr. Mullins oversees all strategic, financial, and operational aspects of the Lime Rock Resources funds. From May 2011 through October 2015, he also served as the Co-Chief Executive Officer and Chairman of the Board of Directors of LRE GP, LLC, the general partner of LRR Energy, L.P., an oil and natural gas company.
•SUSTAINABILITY, CLIMATE, HSE, AND RISK MANAGEMENT – experience through his role as Chairman and CEO of Lime Rock Resources, where he has responsibility for the company’s ESG efforts, with focus areas including reducing GHG emissions related to the company’s day-to-day operations, eliminating natural gas flaring and methane leaks, plugging and abandoning of non-producing wells, and reducing spills in and around operating sites. He also has experience through his leadership roles discussed above, his former service as chair of the public policy and sustainability committee of ConocoPhillips, and his former service on the safety and nuclear oversight committee of PG&E Corporation (“PG&E”).
•FINANCE AND ACCOUNTING – expertise as a former Managing Director in the Investment Banking Division of Goldman Sachs, where he led numerous financing, structuring, and strategic advisory transactions in the division’s Natural Resources Group. He also previously served as chair of the audit committee of Anadarko, and on the audit committee of PG&E.
•GOVERNANCE – expertise through his business leadership experience noted above, his former service on other public company boards, and his current service on the board of trustees of the Baylor College of Medicine and the Wheeler Avenue Baptist Church, and on the board of directors of the Greater Houston Partnership.
Other public company boards (current): None
Prior public company boards (last five years): ConocoPhillips and PG&E

Age: 62 Director Since: 2020 Committees: Audit; and Human Resources and Compensation Independent

6	2025 PROXY STATEMENT

PROPOSAL NO. 1—ELECTION OF DIRECTORS

R. LANE RIGGS

Featured experience, qualifications, and attributes:
•GLOBAL ENERGY BUSINESS LEADERSHIP AND GOVERNANCE – experience through his service as Valero’s Chairman (since the close of business on December 31, 2024), CEO and President and a member of the Board (since the close of business on June 30, 2023), President and Chief Operating Officer (from January 23, 2020 through June 30, 2023), where his responsibilities included logistics and low-carbon fuels operations, Executive Vice President and Chief Operating Officer, his extensive experience in global commodity markets while leading Valero’s supply optimization and crude and feedstock supply groups, and the other roles he has held with Valero noted below. He also previously served on the board of the general partner of Valero Energy Partners LP, a former public midstream and logistics focused master limited partnership, and on the board of Valero’s renewable diesel joint venture. As a key member of Valero’s management team, Mr. Riggs has long played a vital role in developing and implementing the strategies that Valero has steadfastly executed for the past decade, which have been pivotal to Valero’s ability to provide peer-leading performance and stockholder returns.
•REFINING AND MARKETING, HSE, AND RISK MANAGEMENT – experience through his decades of service at Valero, where he began his career as a Process Engineer at Valero’s McKee refinery, and subsequently held numerous leadership positions overseeing refining operations, supply optimization and crude and feedstock supply, and planning and economics, before becoming Valero’s CEO and President. Additionally, under Mr. Riggs’ leadership as Chief Operating Officer noted above, Valero’s refining organization dramatically improved in safety, reliability, cost management, and environmental measures.
•HUMAN CAPITAL MANAGEMENT, SUSTAINABILITY, AND CLIMATE – experience through his various leadership roles at Valero and its renewable diesel joint venture noted above. As Valero’s President and Chief Operating Officer, his responsibilities included low-carbon fuels operations and the oversight of the renewable diesel expansion project in St. Charles, Louisiana, and the construction of the renewable diesel plant in Port Arthur, Texas. He has also been intimately involved in the strategic planning and capital decisions involving Valero’s other low-carbon projects.
Other current or prior public company boards (last five years): None

Age: 59 Director Since: 2023 Chairman, Chief Executive Officer and President

RANDALL J. WEISENBURGER

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS LEADERSHIP, FINANCE, AND ACCOUNTING – expertise as the managing member of Mile 26 Capital, LLC, an investment fund based in Greenwich, Connecticut (since 2014), and his service from 1998 through 2014 as Executive Vice President and CFO of Omnicom Group Inc. (“Omnicom”), a public global media, marketing, and communications company. Prior to joining Omnicom, he was a founding member of Wasserstein Perella and a former member of First Boston Corporation. At Wasserstein Perella, he specialized in private equity investing and leveraged acquisitions, and in 1993, he became President and CEO of the firm’s private equity subsidiary. He also held various roles within Wasserstein Perella’s portfolio companies including, among others, Vice Chairman of Maybelline Inc. and Chairman of American Law Media.
•SUSTAINABILITY, CLIMATE, HSE, AND CYBERSECURITY/IT – experience through his current service and leadership positions on the board of MP Materials Corp. (“MP Materials”), a public company that produces specialty materials that are vital inputs for electrification and other advanced technologies, and states that it currently owns and operates the only rare earth mining and processing site of scale in North America. He currently serves as chair of MP Materials’ audit committee (which oversees ESG and cybersecurity), chair of Corsair Gaming, Inc.’s (“Corsair Gaming”) audit committee (which oversees cybersecurity), and as a member of the health, environmental, safety & security committee of Carnival Corporation and Carnival plc (“Carnival”) (which oversees sustainability). Additionally, during his service as CFO of Omnicom noted above, he helped oversee the company’s efforts in the areas of corporate ethics, enterprise risk management, and global corporate social responsibility.
•HUMAN CAPITAL MANAGEMENT AND COMPENSATION – experience through his role as CFO of Omnicom noted above, where he led efforts to continually develop the skills of the company’s finance and operating personnel, and implemented programs for their continuing professional development. He also currently serves as a member of MP Materials’ compensation committee, and as chair of the compensation committee of Carnival.
Other public company boards (current): Carnival, Corsair Gaming, and MP Materials
Prior public company boards (last five years): None

Age: 66 Director Since: 2011 Committee: Human Resources and Compensation Independent

2025 PROXY STATEMENT	7

PROPOSAL NO. 1—ELECTION OF DIRECTORS

RAYFORD WILKINS, JR.

Featured experience, qualifications, and attributes:
•GLOBAL BUSINESS LEADERSHIP, CYBERSECURITY/IT, AND RISK MANAGEMENT – expertise as CEO of Diversified Businesses of AT&T Inc., where he was responsible for international investments, AT&T Interactive, AT&T Advertising Solutions, customer information services, and the consumer wireless initiative in India. He retired from AT&T at the end of March 2012. Mr. Wilkins held several other leadership positions at AT&T and its predecessor companies, including Group President and CEO of SBC Enterprise Business Services and President and CEO of SBC Pacific Bell. In these roles with AT&T and its predecessor companies, his responsibilities also included oversight of sales, customer care, data solutions engineering, consulting and operations of the company’s advanced data and intellectual property networks, network services and integration, and information services.
•HUMAN CAPITAL MANAGEMENT, COMPENSATION, SUSTAINABILITY, AND CLIMATE – expertise through his service as the chair of Valero’s Human Resources and Compensation Committee, during which time he has been integral to Valero’s progress in linking pay with HSE and sustainability performance. Mr. Wilkins also currently serves as chair of the compensation and human resources committee of Caterpillar Inc. (“Caterpillar”), and as a member of the compensation, management development and succession committee of Morgan Stanley, and chair of its governance and sustainability committee. Additionally, he currently serves on the Institute for Inclusion Advisory Board at Morgan Stanley, which aims to develop and accelerate an integrated and transparent diversity, equity, and inclusion strategy.
•GOVERNANCE – expertise through his business leadership experience noted above, his current board service noted above, and his service as a lifetime member of the Advisory Council of the McCombs School of Business at the University of Texas at Austin.
Other public company boards (current): Caterpillar and Morgan Stanley
Prior public company boards (in last five years): None

Age: 73 Director Since: 2011 Committees: Human Resources and Compensation (Chair); and Sustainability and Public Policy Independent
For information regarding the nominees’ and other directors’ independence, Common Stock holdings, compensation, and other arrangements, see “Compensation Discussion and Analysis,” “Director Compensation,” and “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership” below.

8	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

Our Directors’ Demonstrated Commitment in 2024

BOARD, COMMITTEE, AND ANNUAL MEETING ATTENDANCE
Annual Meeting of Stockholders. All Board members are expected to attend the Annual Meeting. All directors then serving on the Board attended Valero’s 2024 annual meeting of stockholders.
2024 Board and Committee Meetings. During 2024, our Board held six meetings and Valero’s four Board committees held a total of 18 meetings, and none of our Board members attended less than 75 percent of the meetings of the Board and committees of which he or she was then serving as a member.

In 2024, we had 100 percent director attendance at Board meetings and over 98 percent aggregate average committee member attendance at committee meetings, showing our Board’s commitment and engagement.

2024 ACCOMPLISHMENTS AND HIGHLIGHTS
In 2024, some of the key accomplishments and highlights that the Board’s oversight helped enable included:
•earned net income attributable to Valero stockholders of $8.58 per share, assuming dilution;
•returned $4.3 billion to stockholders through stock purchases and dividend payments;
•increased Valero’s dividend to $1.07 per share in January 2024 (and again to $1.13 per share in January 2025);
•director nominees at the 2024 annual meeting of stockholders received average support of approximately 96.6 percent;
•successfully completed the CEO transition to Mr. Riggs and elected Mr. Riggs as Chairman of the Board;
•successfully completed and started up the large-scale sustainable aviation fuel (“SAF”) project at our renewable diesel plant in Texas on schedule and under budget, providing the plant the optionality to upgrade approximately 50 percent of its current renewable diesel annual production capacity to neat SAF;1
•achieved Valero’s best-ever Tier 1 API Process Safety performance in the refining segment;2
•achieved Valero’s best-ever refinery total recordable incident rate (“TRIR”) for both Valero’s employees and its employees and contractors on a combined basis;3
•achieved Valero’s second-best ever environmental performance as measured through our refinery Environmental Scorecard Incidents metric (on a weighted basis);2 and
•the 2024 accomplishments and highlights of our committees discussed under “Overview of Our Board Committees” below.

Overview of Our Board Committees

Our Board has four committees: (1) Audit Committee; (2) Human Resources and Compensation Committee; (3) Nominating and Corporate Governance Committee; and (4) Sustainability and Public Policy Committee.	The committees’ respective charters are available on our website at: www.valero.com ▶ Investors ▶ ESG ▶ Governance Documents ▶ Charters

Committee Structure/Composition Highlights

Independence. Our Board has determined that the members of each of our four Board committees are “independent” under applicable regulations/standards. See “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership” below for additional information on director independence.
Oversight of Key Areas. The duties and responsibilities of our Board committees collectively assist the Board with oversight over key areas, including HSE, public policy, sustainability, and climate‐related matters, compliance, financial statement integrity, cybersecurity/IT, governance, overboarding, succession planning, and human capital management.

1    See page five of our annual report on Form 10-K for the year ended December 31, 2024 for more information on SAF.
2    These performance metrics are defined and discussed in further detail under “Compensation Discussion and Analysis” below.
3    TRIR is defined as the number of recordable injuries per 200,000 working hours.

2025 PROXY STATEMENT	9

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

AUDIT COMMITTEE
Current Audit Committee Members:

H. Paulett Eberhart (Chair)	Fred M. Diaz	Eric D. Mullins

2024 Meetings and Attendance. The Audit Committee met five times in 2024 and there was 100 percent attendance by each member then serving on the committee.
Key Functions and Responsibilities. The committee’s key functions and areas of oversight and responsibility include: (i) financial statement integrity and legal/regulatory compliance with a focus on potential impacts to our financial statements and accounting policies; (ii) financial risk management and exposure; (iii) compliance, ethics, and corporate misconduct; (iv) Valero’s independent auditor; (v) Valero’s internal audit function; and (vi) cybersecurity and IT risks. The Audit Committee’s key functions and areas of oversight and responsibility are further described in the committee’s charter, which is available on our website at the address indicated at the beginning of this “Overview of Our Board Committees” discussion. We make additional disclosures about the Audit Committee under “Overview of Our Risk Management and Oversight Structure” above, in connection with “Proposal No. 3—Ratify appointment of KPMG LLP as independent auditor,” and under “Additional Details on Our Risk Management and Oversight Structure,” and “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership” below.
Audit Committee Financial Experts. The Board has determined that each member of the committee is an “audit committee financial expert” (as defined by the SEC). For more information on the skills, experience, and other attributes of the Audit Committee members see “Proposal No. 1—Election of directors” above.
2024 Accomplishments and Highlights. In 2024, some of the key accomplishments and highlights of the committee’s activities throughout the year or that its oversight helped enable included:
•established an enhanced annual process to formally evaluate the performance of Valero’s independent auditor and held an executive session with them at every committee meeting;
•oversaw and approved the successful transition of the independent auditor’s lead engagement partner;
•continued focus and attention on cybersecurity and IT practices and risks, including receiving its annual cybersecurity update report, as well as discussing Valero’s use of data, technology, and artificial intelligence (“AI”);
•regularly reviewed and discussed the impacts of various environmental, climate, sustainability, regulatory, and other developments on Valero’s financial statements and public disclosures;
•implemented an enhanced process for reviewing Valero’s earnings release information prior to issuance;
•continued importance placed on accurate and timely financial statement reporting, including through periodic reports on Valero’s controls and procedures framework, Sarbanes-Oxley compliance, financial reporting, internal audit, and financial statement integrity initiatives;
•reviewed and approved Valero’s implementation of a revised internal audit charter consistent with the requirements of the new Global Internal Audit StandardsTM, and oversaw the execution of Valero’s 2024 internal audit plan, with services covering matters related to Valero’s low-carbon fuels and cybersecurity efforts, among others;
•continued focus on enterprise risk management, including through specific reports to the committee on Valero’s insurance and risk identification and mitigation, and by overseeing the implementation of a new third-party risk management system;
•furthered Valero’s global compliance program, including its initiatives on data protection and mobile communications; and
•received quarterly updates on Valero’s ethics helpline activity, referable compliance issues, company policy updates, and other compliance initiatives and efforts.

10	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

HUMAN RESOURCES AND COMPENSATION COMMITTEE
Current Human Resources and Compensation Committee Members:

Rayford Wilkins, Jr. (Chair)	Eric D. Mullins	Robert A. Profusek	Randall J. Weisenburger

2025 Committee Member Changes. In February 2025, Mr. Mullins also became a member of the committee. Robert A. Profusek will retire from the Board effective at the Annual Meeting.
2024 Meetings and Attendance. The Human Resources and Compensation Committee met four times in 2024 and there was 100 percent attendance by each member then serving on the committee.
Key Functions and Responsibilities. The committee’s key functions and areas of oversight and responsibility include: (i) Valero’s compensation programs, policies, and strategies; (ii) succession planning for Valero’s CEO and other senior executives; (iii) talent management and compensation-related risks; (iv) human capital management and leadership development; and (v) stock ownership and retention. The Human Resources and Compensation Committee’s key functions and areas of oversight and responsibility are further described in the committee’s charter, which is available on our website at the address indicated at the beginning of this “Overview of Our Board Committees” discussion. We make additional disclosures about the committee under “Overview of Our Risk Management and Oversight Structure” above, and under “Additional Details on Our Risk Management and Oversight Structure,” “Risk Assessment of Compensation Programs,” and “Compensation Discussion and Analysis” below.
Human Resources and Compensation Committee Report. The Human Resources and Compensation Committee Report for fiscal year 2024 appears in this proxy statement immediately following “Compensation Discussion and Analysis” below.
Compensation Committee Interlocks and Insider Participation. There are no compensation committee interlocks. None of the members of the Human Resources and Compensation Committee has served as an officer or employee of Valero, or had any relationship requiring disclosure by Valero under Item 404 of SEC Regulation S-K (regarding related-party transactions).
Limited Delegation of Authority. For administrative convenience, our bylaws authorize the Human Resources and Compensation Committee to delegate authority to our CEO or other executive officer to make certain non-material amendments to Valero’s benefit plans. As permitted by our bylaws, the Human Resources and Compensation Committee has also delegated authority to our CEO to make limited grants of equity awards to key employees who are not executive officers.
2024 Accomplishments and Highlights. In 2024, some of the key accomplishments and highlights of the committee’s activities throughout the year or that its oversight helped enable included:
•Valero received 94.9 percent “say-on-pay” approval from stockholders on its 2023 executive compensation;
•approved the highest ever adjusted earnings per share target within Valero’s annual incentive bonus program;
•kept the cash fees and equity grant levels to our non-employee directors flat from 2023, other than a modest increase to the additional cash fees paid to our Lead Director to better align with peer median levels (approved in September 2023 for 2024 pay), which was the first time any element of non-employee director compensation had been increased since 2020;
•reviewed and discussed Valero’s comprehensive succession planning for key positions and critical talent across the company and also helped lead a discussion thereof with the full Board;
•oversaw various compensation matters related to completion of the CEO transition to Mr. Riggs and the 2024 compensation of our former Executive Chairman;
•continued focus on aligning pay for performance within Valero’s executive compensation program; and
•frequently discussed the appropriateness and rigor of various metrics within Valero’s executive compensation program.

2025 PROXY STATEMENT	11

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

NOMINATING AND CORPORATE GOVERNANCE COMMITTEE
Current Nominating and Corporate Governance Committee Members:

Kimberly S. Greene (Chair)	Marie A. Ffolkes	Deborah P. Majoras

2024 Meetings and Attendance. The Nominating and Corporate Governance Committee met four times in 2024 and there was 100 percent attendance by each member then serving on the committee.
Key Functions and Responsibilities. The committee’s key functions and areas of oversight and responsibility include: (i) Board skills and director refreshment; (ii) Valero’s corporate governance principles; (iii) Valero’s annual Board/committee evaluation; (iv) new director orientation and director continuing education; and (v) related-party transactions. The Nominating and Corporate Governance Committee’s key functions and areas of oversight and responsibility are further described in the committee’s charter, which is available on our website at the address indicated at the beginning of this “Overview of Our Board Committees” discussion. We make additional disclosures about the Nominating and Corporate Governance Committee under “Overview of our Risk Management and Oversight Structure” above, under “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership” below, and under the other captions in this “How Our Board is Structured, Governed, and Operates” section.
Committee’s Recommendations Regarding our Board. The committee recommended to the Board the persons listed in this proxy statement in Proposal No. 1 as nominees for election as directors at the Annual Meeting and recommended assignments for the Board’s committees, including committee chairs. The Board approved such recommendations, including the slate of director nominees to stand for election at the Annual Meeting. The committee also considered and recommended the election of Valero’s Chairman of the Board, and its independent Lead Director to preside at meetings of the independent directors without management, each of which was approved by the Board’s independent directors. See “Our Board’s Leadership Structure and Strong Independent Oversight” below for additional information.
2024 Accomplishments and Highlights. In 2024, some of the key accomplishments and highlights of the committee’s activities throughout the year or that its oversight helped enable included:
•oversaw and guided an evaluation and assessment of Valero’s Board leadership structure and transitional changes, including the election by the Board’s independent directors (following the committee’s recommendation) of Mr. Riggs to serve as Chairman of the Board upon Joseph W. Gorder’s retirement as Executive Chairman, and the election of a new independent Lead Director, which was ultimately acted upon in 2025 as discussed below;
•continued to assesses each director’s commitments and capacities, both on an annual basis and periodically throughout the year in connection with potential changes in director obligations;
•continued focus on Valero maintaining a comprehensive and effective Board and committee evaluation process, including the committee’s chair soliciting candid feedback on certain matters through individual director conversations;
•reviewed and discussed officer and director exculpation developments, including stockholder and stakeholder views with respect thereto, and determined to recommend against seeking to amend Valero’s charter to provide for officer exculpation;
•regularly evaluated potential director candidates in the context of the Board’s knowledge, skills, and experience, the Board’s size, and the impact of expected retirements under Valero’s director retirement policy;
•reviewed and discussed Valero’s efforts to observe proper subsidiary corporate governance practices and separateness;
•received a report on Valero’s governance policies and procedures regarding use of the corporate aircraft;
•discussed Valero’s executive and director security practices and management; and
•reviewed and discussed the committee’s activities and corporate governance oversight throughout the year in relation to the committee’s duties and obligations under its committee charter and Valero’s Corporate Governance Guidelines.

12	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

SUSTAINABILITY AND PUBLIC POLICY COMMITTEE
Current Sustainability and Public Policy Committee Members:

Deborah P. Majoras (Chair)	H. Paulett Eberhart	Kimberly S. Greene	Rayford Wilkins, Jr.

2025 Committee Member Changes. In February 2025, Ms. Eberhart was elected by the Board’s independent directors to serve as our independent Lead Director, succeeding Mr. Profusek, who previously served as our independent Lead Director and as a member of the committee in 2024 and 2025 until such date. See “Our Board’s Leadership Structure and Strong Independent Oversight—Recent Transition of Our Independent Lead Director” below for additional information.
2024 Meetings and Attendance. The Sustainability and Public Policy Committee met five times in 2024 and there was aggregate average attendance of approximately 96 percent by each member then serving on the committee.
Key Functions and Responsibilities. The committee’s key functions and areas of oversight and responsibility are codified in its committee charter and specifically encompass: (i) HSE matters; (ii) sustainability and climate-related risks and opportunities; (iii) corporate responsibility and reputation management; (iv) social, community, and public policy strategies and initiatives; (v) political issues, including political contributions and lobbying activities; and (vi) compliance with legal and regulatory requirements for the operations of the company. The committee’s key functions and areas of oversight and responsibility are further described in the committee’s charter, which is available on our website at the address indicated at the beginning of this “Overview of Our Board Committees” discussion. We also make additional disclosures about the committee under “Overview of Our Risk Management and Oversight Structure” above, and under “Additional Details on Our Risk Management and Oversight Structure” below.
2024 Accomplishments and Highlights. In 2024, some of the key accomplishments and highlights of the committee’s activities throughout the year or that its oversight helped enable included:4
•routinely discussed HSE, public policy, sustainability, and climate-related matters, including global climate-related regulatory developments, litigation, and enforcement and again received an annual report on, and discussed, Valero’s HSE efforts and climate lobbying and political activities;
•regularly reviewed and discussed Valero’s GHG emissions reduction/displacement targets and various matters related thereto, including with respect to transparency, the methodologies utilized, stockholder and stakeholder feedback, Valero’s line of sight for accomplishment, and potential uncertainties that could impact achievement, among others;
•reviewed and discussed Valero’s 2024 ESG Report, which included new or enhanced disclosures in a number of areas;
•received multiple reports on, and discussed, emerging sustainability and climate-related disclosure regulations and frameworks and the potential implications for Valero;
•oversaw Valero’s continued focus on providing transparent, accurate, and reliable GHG emissions disclosures, including Valero continuing to obtain independent third-party limited assurance on such disclosures, providing enhanced disclosures on its GHG emissions calculation methodologies, and increasing its internal and external review and evaluation efforts;
•received regular updates on, and discussed, Valero’s proactive sustainability and climate-related stockholder and stakeholder engagements, which included committee member participation;
•reviewed and discussed Valero’s global security operations and its executive and director protection program in the context of the current environment, and took appropriate action based thereon; and
•discussed Valero’s corporate responsibility and reputational management efforts.
4    See “Additional Highlights—Low-Carbon Fuels, Cybersecurity/IT, and Compliance” below, including the footnotes and cross-references included therein, for more information on many of these bullets.

2025 PROXY STATEMENT	13

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

How We Maintain an Effective Board and Strong Director Performance

DIRECTOR OVERBOARDING POLICY
Enhanced Overboarding Policy. We believe it is critical that each of our directors is able to devote sufficient time and effort to their duties as a director. In October 2022, we therefore amended our overboarding policy included in our Corporate Governance Guidelines to better align with investors’ expectations.
Numerical Guidelines. All of our directors currently meet the following guidelines under our enhanced overboarding policy:
•non-employee directors should not serve on more than four public company boards (including Valero’s Board);
•a director who is the CEO or other executive officer of a public company should not serve on more than two public company boards (including Valero’s Board); and
•members of Valero’s Audit Committee should not serve on more than three public company audit committees (including Valero’s Audit Committee).
Periodic/Annual Assessment of Director Commitments and Capacities. The Nominating and Corporate Governance Committee periodically (but at a minimum annually) assesses each director’s ability to fulfill his or her ongoing responsibilities to Valero, taking into consideration applicable information, including the director’s principal occupation and duties, other public board service and leadership positions (such as chairman, lead director, and committee chair), service on private company and non-profit boards, other time commitments, leadership positions, and roles, input from other directors, and information provided by the relevant director. Each director is currently in compliance with our enhanced overboarding policy and their continued service on the Board is appropriate thereunder.

This assessment occurs periodically for each director, but at a minimum annually.
Notification/Review of Potential Changes. Under our enhanced overboarding policy, a director who is considering certain changes to their principal occupation or public company board/committee service that could materially increase his or her responsibilities should consider, and provide the Board the opportunity to consider, whether such director will be able to continue to devote sufficient time to the affairs of the Board, remain independent, have an interlocking directorship, have a potential conflict under applicable laws or regulations, or have a potential conflict with Valero’s interests.

DIRECTOR REFRESHMENT AND RETIREMENT
Refreshment. We do not set term limits for our directors. As stated in our Corporate Governance Guidelines, the Board feels that directors who have served on the Board for an extended period of time are able to provide valuable insight into the operations and future of Valero based on their experience with and understanding of Valero’s history, policy, and objectives. As an alternative to term limits, the Board believes that its evaluation, nomination, and refreshment processes optimally support the continued effectiveness of the Board and each of its directors.
Retirement Policy. Our directors are subject to a retirement policy (set forth in our Corporate Governance Guidelines). Under that policy, a director may serve on our Board until they reach age 75. A director who turns 75 may serve the remainder of his or her term of office. Mr. Profusek will become subject to our director retirement policy effective at the Annual Meeting.

	New Independent Directors Since 2016

H. Paulett Eberhart	Kimberly S. Greene	Eric D. Mullins	Fred M. Diaz	Marie A. Ffolkes
2016	2016	2020	2021	2022

14	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

ANNUAL BOARD AND COMMITTEE EVALUATION PROCESS
Our Corporate Governance Guidelines require the Board and its committees to conduct an annual performance evaluation, and this requirement is also set forth as required in our Board committee charters. Board and committee performance evaluations play an important role in ensuring effective functioning and oversight of our Board and its committees. The Nominating and Corporate Governance Committee oversees this evaluation process, which is summarized below, and reports to the Board on its assessment of the performance of the Board, its committees, and directors (as appropriate).

MULTI-STEP AND CONTINUAL EVALUATION PROCESS

Annual Surveys		Summary Reports		Executive Session Review		Ongoing Feedback
Detailed surveys tailored for the Board and each committee are reviewed and updated annually, in consultation with the chair of the Nominating and Corporate Governance Committee, as necessary, prior to distribution at the end of each year.	è	Summary reports of the evaluation results are compiled and provided to each director, with results shown on a confidential basis to encourage candid feedback.	è	These summary reports are discussed at Board and/or committee meetings in executive session, led by the chair of the Nominating and Corporate Governance Committee, the Lead Director, and/or the Chairman, who ensure that the Board or management, as appropriate, follow up on any identified matters.	è	The chair of the Nominating and Corporate Governance Committee, the Lead Director, and/or the Chairman will meet from time to time with directors individually in order to obtain feedback on the performance of the Board, a committee, or another director.

Evaluation and Feedback Topics	Effectiveness of Evaluation Process

The topics covered in this process include, among others:
•Board and committee roles, effectiveness, and structure;
•corporate strategy and risk management oversight;
•Board and committee composition, size, and leadership, and committee rotation;
•the frequency, length, and content of Board and committee meetings, including topics covered;
•the quality of meeting materials and management’s presentations at Board and committee meetings;
•the adequacy of Valero’s governance policies, documents, and principles; and
•the performance of the Board, its committees, and directors relative to their respective duties and responsibilities.

The Board feels that these evaluation tools and process provide effective measures and forums for discussing the effectiveness of the Board, its committees, and our directors, as well as potential areas for enhancement. In 2022, this process ultimately led to the Board’s determination to (i) enhance the Board’s oversight structure in response to the growing challenges and opportunities presented by sustainability and climate-related matters, and (ii) establish the Sustainability and Public Policy Committee as a new standing committee.

DIRECTOR CONTINUING EDUCATION
We encourage our directors to attend director education programs as appropriate to stay abreast of developments in corporate governance, key board oversight areas, and board best practices. Under our Corporate Governance Guidelines, we will pay for a director’s participation in certain continuing education programs pertinent to his or her responsibilities on the Board, including a director’s membership in an organization such as the National Association of Corporate Directors in order to provide ongoing access to information and resources that foster board development and oversight. Director continuing education is also provided as follows:
•Board/Committee Presentations. During Board and/or committee meetings, Valero’s senior management team, SMEs, and independent auditor, and the independent compensation consultant often make presentations on relevant topics.
•Committee Reports. At Board meetings, committee chairs provide detailed reports on the matters covered during committee meetings.
•Site Visits. Directors make periodic site visits to Valero’s facilities, and we paired the Board’s meeting in September 2024 with a visit to our refinery in Memphis, Tennessee.

2025 PROXY STATEMENT	15

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

•Guest Speakers. External guest speakers typically present at our Board’s annual three-day strategic planning meeting, and in recent years this has included presentations from third-party experts on topics such as climate, the future of energy, low-carbon projects and innovation, sustainability, liquid fuels, geopolitics, and public policy.
•Periodic Updates. We keep the Board apprised of updates and key information through regular communication, which in addition to periodic telephonic and electronic communications, typically includes (i) a weekly written update report prepared by our investor relations team that features key market and peer data, analyst commentary, and other updates, and (ii) a monthly written report from our CEO on our financial, operating, and HSE performance, and other legal, regulatory, sustainability, public policy, and business developments.

The Nominating and Corporate Governance Committee periodically discusses Valero’s director continuing education in the context of the future of energy, cybersecurity and IT, sustainability and climate-related risks and opportunities, and the current knowledge, skills, and experience represented on the Board.

NEW DIRECTOR ORIENTATION AND ONBOARDING
Valero’s Corporate Governance Guidelines state that all new directors must participate in an orientation program as soon as reasonably practicable after joining the Board. We typically hold a full day of new director orientation in person at our headquarters in San Antonio, and Valero’s senior management team typically presents on topics such as (i) sustainability and climate; (ii) corporate governance and Board practices and function; (iii) compliance, HSE, internal and external audits, and risk management, including Valero’s Code of Business Conduct and Ethics, and other company policies and guidelines (including on insider trading and stock ownership and retention); (iv) investor relations and financial items; (v) an overview and history of Valero; (vi) Valero’s refining operations, including an introduction to refining; (vii) Valero’s human capital management efforts; (viii) Valero’s commercial and international operations; and (ix) Valero’s low-carbon fuels operations. Holding new director orientation at Valero’s headquarters allows for new directors to interact with employees and experience our culture first hand.
The Nominating and Corporate Governance Committee periodically formally reviews our new director orientation program and has determined that it is an effective and efficient onboarding tool and process. This determination was also supported by the positive feedback on our new director orientation received from recently onboarded directors. The effectiveness of our new director orientation program is also reassessed annually through the Board and committee evaluation process discussed above.

Our Board’s Leadership Structure and Strong Independent Oversight

RECENT TRANSITION OF OUR CHAIRMAN OF THE BOARD
Recent CEO and Chairman Transitions. Joseph W. Gorder retired as Valero’s CEO effective as of the close of business on June 30, 2023, following which he served as Executive Chairman of the Board (through his election by the Board’s independent directors). In his role as Executive Chairman, Mr. Gorder led the Board and continued to provide advice and counsel to the CEO and Valero’s leadership on company decisions. Mr. Riggs has served as Valero’s CEO and President, and as a member of the Board, since such date. Following a successful transition to Mr. Riggs as CEO, the Board and Mr. Gorder determined that it was appropriate to complete the succession development plan that had been in place. Mr. Gorder therefore elected to retire as Executive Chairman and as a member of the Board effective as of the close of business on December 31, 2024, and upon recommendation by the Nominating and Corporate Governance Committee, Mr. Riggs was elected by the Board’s independent directors to the additional position of Chairman of the Board effective as of such date. Mr. Gorder retired as an employee in January 2025.
Mr. Riggs’ Qualifications and Proven Leadership. The Board determined that Mr. Riggs is well-qualified and that it is advisable for him to serve as Valero’s current Chairman of the Board as evidenced through his demonstrated strong leadership and significant experience gained through his decades of service at Valero, as well as his time as a member of the Board. Mr. Riggs has long played a vital role in developing and implementing the strategies that Valero has steadfastly executed for the past decade, which have been pivotal to Valero’s ability to provide peer-leading performance and stockholder returns. See “Proposal No. 1—Election of directors” above for more information on Mr. Riggs’ skills and experience.
Effectiveness of Combined CEO and Chairman Roles. The Board feels that Mr. Riggs’ qualifications and proven leadership make him best suited to serve as Chairman and that his service as both CEO and Chairman will continue to drive and enhance Valero’s performance, as well as the Board’s effectiveness. Valero has a proven track record of operational and financial success over the past decade under a combined CEO and Chairman leadership structure. The Board feels that Mr. Riggs’ service in a combined CEO and Chairman role will help maintain the tenets of Valero’s strategy that have been in place for the past decade and position Valero to continue and build upon this success.

16	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

THE ROLE OF OUR CEO AND CHAIRMAN
In his role as CEO, Mr. Riggs is appointed by the Board to manage Valero’s daily affairs and operations, and will preside at all meetings of stockholders. In his role as Chairman, Mr. Riggs is appointed by the Board to:
•lead the Board in productive, strategic planning and preside at all Board meetings;
•determine necessary and appropriate agenda items for meetings of the Board with input from the Lead Director and independent Board committee chairs; and
•determine and manage the amount of time and information devoted to discussion of agenda items and other matters that may come before the Board.

OUR BOARD’S STRONG COUNTERBALANCE OF INDEPENDENT LEADERSHIP AND OVERSIGHT
Independent Lead Director. To counterbalance the combined CEO and Chairman roles, the Board has a strong independent Lead Director whose duties are detailed under “The Role of Our Independent Lead Director” below. While our Corporate Governance Guidelines do not require the CEO and Chairman roles be split or combined, when the Chairman is not independent under such guidelines (e.g., because they are a Valero employee), then the guidelines require the independent directors to annually select an independent Lead Director. See also “Recent Transition of Our Independent Lead Director” below.
Empowered Independent Directors and Committee Chairs. To further counterbalance the combined CEO and Chairman roles, each of the Board’s committees is chaired by an independent director with significant power and responsibilities and Valero’s four Board committees are fully independent. Our Corporate Governance Guidelines also explicitly grant each member of the Board (i) the ability to suggest the inclusion of items on meeting agendas; (ii) the right to raise at any Board meeting subjects that are not on the meeting agenda; and (iii) free access to management and employees, including in executive session. The Board feels that this approach provides a strong counterbalance of independent leadership and oversight on the Board that appropriately and effectively complements our current structure of combined CEO and Chairman roles.

RECENT TRANSITION OF OUR INDEPENDENT LEAD DIRECTOR
Recent Independent Lead Director Transition. Following the successful transition to Mr. Riggs as CEO and Chairman, on February 26, 2025, upon the recommendation of the Nominating and Corporate Governance Committee, the Board’s independent directors elected Ms. Eberhart to serve as our independent Lead Director, succeeding Mr. Profusek, who served as Lead Director in 2024 and in 2025 through such date. Mr. Profusek will retire from the Board effective at the Annual Meeting.
Ms. Eberhart’s Qualifications and Proven Leadership. The Board determined that Ms. Eberhart is well-qualified and that it is advisable for her to serve as our current independent Lead Director given her (i) global business and operational experience as a former public company CEO and in other executive leadership roles; (ii) over a decade of board service for several different companies in the energy industry, including having served as the lead director of a large public upstream oil and gas company; and (iii) significant financial and accounting knowledge and expertise. The Board feels that Ms. Eberhart’s additional service as our independent Lead Director is appropriate and will support the Board’s continued effectiveness and strong counterbalance of independent leadership and oversight. See “Proposal No. 1—Election of directors” above for more information on Ms. Eberhart’s skills, experience, and other attributes.

THE ROLE OF OUR INDEPENDENT LEAD DIRECTOR
The independent Lead Director’s duties and responsibilities are codified in our Corporate Governance Guidelines and include:
•serving as a liaison between the Chairman and the non-management directors;
•consulting with the Chairman on Board meeting agendas and authority to call meetings of the non-management directors;
•reviewing and approving information sent to the Board as and when appropriate;
•setting agendas and leading the discussion of regular executive session meetings of the Board outside the presence of management and providing feedback regarding these meetings to the Chairman; and
•receiving, reviewing, and acting upon communications from stockholders or other interested parties when those interests should be addressed by a person independent of management.
The Lead Director communicates with the Chairman, the Board’s independent committee chairs, and the Board’s other independent directors between meetings and provides direct input on a variety of matters, including the Board’s oversight and leadership structure, composition, risk identification and management, and our strategy. The Lead Director has also periodically participated with senior management in stockholder and stakeholder engagement on various topics.

2025 PROXY STATEMENT	17

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

ONGOING EVALUATION AND CONSIDERATION BY THE BOARD
Going forward, the Board expects to continue periodically evaluating the appropriateness of its leadership structure and that any changes would be promptly communicated to stockholders as required. Although the Board has determined that combining the CEO and Chairman roles is appropriate in current circumstances, Valero’s governance documents do not establish this approach as a policy and, in fact, the CEO and Chairman roles were split when Mr. Gorder served as Executive Chairman, and Valero has also had an independent Chairman at times in the past. Such determination is made in light of the facts and circumstances applicable at such time, including the Board’s composition and risk management and oversight structure, officer and director retirements or transition periods, the risks and opportunities facing Valero, and the best interests of Valero and its stockholders as determined by the business judgment of the Board. Such determination may also take into consideration stockholder and stakeholder feedback. The Board’s leadership, risk management, and oversight structure, including how the Board administers its risk oversight function, and the effects of this administration on the Board’s leadership structure are discussed further under “Overview of Our Risk Management and Oversight Structure” above, and under “Additional Details on Our Risk Management and Oversight Structure” below.

How Our Board is Involved in CEO and Senior Executive Succession Planning
The Board periodically works with the Human Resources and Compensation Committee to evaluate potential successors for the CEO position. Our CEO makes his recommendations and evaluations of potential successors available to the Board as appropriate. The Board periodically discusses CEO succession planning in executive sessions led by the Lead Director, both in the presence of the CEO and with only the independent directors. The Board’s deliberations also include succession planning for cases of unforeseen emergencies or the temporary disability of the CEO and other senior executives. The Human Resources and Compensation Committee assists with oversight of Valero’s management succession planning, including leadership development, and periodically reports to and engages with the Board on the topic.

How Our Director Nominees are Selected
The Nominating and Corporate Governance Committee solicits recommendations for Board candidates from a number of sources including our directors, our officers, third-party research, and retained third-party search and advisory firms. In addition, the committee will consider candidates that are submitted by stockholders in accordance with the procedures described under “Miscellaneous—Stockholder Communications, Nominations, and Proposals” below. The committee will consider all candidates properly identified through the processes described above and will evaluate each of them on the same basis. The level of consideration the Nominating and Corporate Governance Committee will extend to a stockholder’s candidate will be commensurate with the quality and quantity of information about the candidate that such stockholder provides to the committee.
Proxy Access. Our bylaws permit a stockholder, or a group of up to 20 stockholders, that has owned at least three percent of our outstanding Common Stock for at least three years to nominate and include in our proxy statement candidates for our Board, subject to certain requirements set forth in our bylaws. Each stockholder, or group of stockholders, may nominate candidates for director, up to a limit of the greater of two or 20 percent of the number of directors on the Board. Any nominee must meet the qualification standards referred to in our bylaws. The procedures for nominating a candidate pursuant to our proxy access provisions are described under “Miscellaneous—Stockholder Communications, Nominations, and Proposals” below.
Our Corporate Governance Guidelines vest the Nominating and Corporate Governance Committee with responsibility for reviewing the composition of the Board, as well as the qualifications of the individual members of the Board and its various committees. This review includes consideration of all relevant factors, including the committee’s assessment of applicable independence standards and considerations, potential conflicts with applicable laws or regulations, or with Valero’s interests, and the individual’s character, judgment, integrity, ability to contribute to the effective functioning of the Board and a particular committee, age, skills (including financial literacy, among others), unique experience, and other attributes in the context of the Board’s overall needs at such time.
Each candidate must meet certain minimum qualifications, including:
•strong ethical principles and integrity;
•the ability to dedicate sufficient time, energy, and attention to the performance of applicable duties, taking into consideration our overboarding policy discussed above; and
•skills, experience, and other attributes complementary to those of our existing Board members; in this regard, consideration is given to the Board’s overall need at such time for particular skills, experience, and attributes.

18	2025 PROXY STATEMENT

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

Based on this initial evaluation, the Nominating and Corporate Governance Committee will generally determine whether to interview a proposed candidate and, if warranted, will recommend that one or more of its members, other members of the Board, and/or senior executives at Valero, as appropriate, interview the candidate. Following additional review and discussion with the Board and senior executives at Valero, as appropriate, the committee ultimately determines its list of director nominees, if any, and recommends any such list of one or more nominees to the full Board for consideration and approval. The effectiveness of these and other Valero governance principles and documents, as well as the performance of the Board, its committees, and directors (as appropriate), are assessed on an annual basis through the process discussed under “Annual Board and Committee Evaluation Process” above.
The Board benefits from and values directors from different backgrounds with a variety of talents, experience, education, and perspectives. To promote the Nominating and Corporate Governance Committee’s ability to effectively cast a wide net when searching for director candidates, the committee amended its charter in 2021 to require that the initial list of candidates (which is not limited in number) from which a director is nominated include, but need not be limited to, diverse qualified candidates. This requirement is communicated, as necessary, to any third parties assisting with director searches and is also implemented through the execution by the Nominating and Corporate Governance Committee of its oversight responsibilities concerning Valero’s director search process.

Additional Details on Our Risk Management and Oversight Structure

FULL BOARD OVERSIGHT
Risk Management and Oversight is a Responsibility of the Full Board. The Board exercises its risk management and oversight responsibilities directly and through its committees. The Board considers risks over a variety of time frames based on the Board’s business judgment regarding the scope, magnitude, and immediacy of the risks in light of the facts and circumstances applicable at such time, which is informed by the following processes and items, among others.
Oversight of Important Matters. Management and the Board regularly evaluate and discuss emerging risks and other current topics of importance and relevance for Valero, including HSE, public policy, sustainability, and climate‐related matters, compliance, financial statement integrity, cybersecurity/IT, governance, overboarding, succession planning, and human capital management. The Board has also periodically requested additional reports or reading materials to stay abreast and educated on areas pertinent to their oversight.
Annual Three-Day Strategic Planning Meeting. The Board also discusses significant risks, opportunities, and strategies at the Board’s annual three-day strategic planning meeting with management, which allows for an in-depth annual assessment and discussion of (i) the key risks and opportunities facing Valero; (ii) the adequacy of Valero’s strategy and practices in light thereof; and (iii) the strategic priorities of Valero and the risks to Valero’s successful execution of its strategy.
In addition to receiving and discussing reports from management in strategic planning sessions during such meeting, Valero invites, and the Board is able to interact with and ask questions of, third-party experts and Valero SMEs, who deliver reports on the risks and opportunities facing Valero over a variety of time frames, including those related to climate, the future of energy, low-carbon projects and innovation, sustainability, liquid fuels, geopolitics, and public policy.
Committee Reports. The full Board (or appropriate Board committee) regularly receives reports from committee chairs and management to enable the Board (or committee) to assess Valero’s risk identification, management, and oversight processes and strategies. When a report is vetted at the committee level, the chair of that committee then typically reports on the matter to the full Board, which often results in additional review and discussion thereof with the full Board. Committee chairs also periodically deliver reports at meetings of the Sustainability and Public Policy Committee on topics relevant to such committee, and this is a standing agenda item for the Sustainability and Public Policy Committee. This enables the full Board and its committees to efficiently and effectively coordinate the full Board’s risk management and oversight role over a wide array of topics.
Engagement, Education, and Skills and Experience. Valero’s risk management and oversight is also informed and enhanced by (i) the continual feedback that management and the Board receives from our stockholder and stakeholder engagements; (ii) our robust continuing director education efforts; (iii) the effective mix of knowledge, skills, and experience brought by our directors; and (iv) the other matters discussed throughout this “How Our Board is Structured, Governed, and Operates” section.

2025 PROXY STATEMENT	19

HOW OUR BOARD IS STRUCTURED, GOVERNED, AND OPERATES

BOARD OVERSIGHT—HSE, PUBLIC POLICY, SUSTAINABILITY, AND CLIMATE
Integrated and Multidisciplinary Approach to Oversight. The challenges and opportunities presented by sustainability and climate-related matters are particularly broad-ranging, complex, and interrelated, and as a result often overlap across multiple areas of respective responsibility of each of our Board committees. In order to manage and oversee such matters, each of the Board’s committees assists the full Board with oversight of certain sustainability and climate-related matters within its area of respective responsibility and expertise. Public policy, sustainability, and climate-related matters, including global climate-related regulatory developments, are a particular focus of the Sustainability and Public Policy Committee, and such matters are routinely discussed at the committee’s meetings. The committee also receives and discusses, at least annually, a report on Valero’s HSE efforts and climate lobbying and political activities.
Tailored Structure and Codification of Duties. The structure and composition of the Sustainability and Public Policy Committee was specifically tailored to enhance the Board’s oversight of HSE, public policy, sustainability, and climate-related matters, and its committee charter codifies its oversight and responsibilities with respect to such matters. In order to provide knowledge and insight from each of the Board’s committees, as well as its senior independent leadership, and facilitate collaboration and coordination with the full Board and among the Board’s other committees, the Sustainability and Public Policy Committee is comprised of four independent members, consisting of Ms. Majoras (as the committee’s current chair), the chairs of each of the Board’s other committees, and Valero’s Lead Director. We also encourage, but do not require, all directors to attend meetings of the Sustainability and Public Policy Committee. This structure allows the matters discussed at Sustainability and Public Policy Committee meetings to permeate all of the meetings and discussions of the Board and its other committees and facilitates effective oversight of such matters.

BOARD OVERSIGHT—CYBERSECURITY/IT
At least once annually, the heads of our information security and internal audit teams provide a report to the Audit Committee on (i) cybersecurity and IT risks, as well as Valero’s information security operations, structure, and framework; (ii) various cybersecurity and IT metrics; (iii) Valero’s cybersecurity and information security management and improvement efforts; (iv) future projects; and (v) Valero’s governance and assessments related to cybersecurity and IT. The chair of Audit Committee reports to the full Board a summary of the information presented by the heads of our information security and internal audit teams during their cybersecurity update. Periodically, the Board also receives reports on such matters directly.
In 2024, we developed a company-wide cross-functional team to preliminarily assess the risks and opportunities from conventional and generative AI and provided a formal report to the Board thereon. We will continue these assessments in 2025. The Audit Committee also discussed Valero’s use of data, technology, and AI in 2024.

BOARD OVERSIGHT—COMPLIANCE, ETHICS, AND CORPORATE CONDUCT
Regular Board and Committee Updates and Reports. Generally, at most regularly scheduled meetings of the Audit Committee, Valero’s Chief Compliance Officer (who reports directly to our General Counsel) provides a compliance update on Valero’s global compliance and ethics program, including updates with respect to Valero’s compliance and ethics-related policies, initiatives, and trainings. The chair of the Audit Committee then provides a committee report to the full Board on the matters presented during this compliance and ethics update. Under the Audit Committee’s charter, the Chief Compliance Officer has the authority to communicate directly to the Audit Committee.
Monitoring of Global Compliance and Ethics Program. The Audit Committee monitors Valero’s global compliance and ethics program and its effectiveness in detecting and preventing violations of Valero’s Code of Business Conduct and Ethics and other company policies, applicable law, and other misconduct. Valero has processes in place to vet its business partners, including expanded compliance checks and sanctions screening.
Anonymous Internal and External Ethics Helpline. The Audit Committee has also established procedures for the receipt, retention, and treatment of complaints regarding accounting and auditing matters, and other suspected or known unethical behavior or violations of Valero’s company policies (such as its Code of Business Conduct and Ethics), including a method for anonymous submission through a third-party operated “Ethics Helpline” that is available in English, French, and Spanish. Valero provides employees, directors, business partners, and others in its supply chain access to this external helpline and strives to ensure that reports into the Ethics Helpline are followed up on, kept confidential, and can be made anonymously and without fear of retaliation.

20	2025 PROXY STATEMENT

ADDITIONAL HIGHLIGHTS—LOW-CARBON FUELS, CYBERSECURITY/IT, AND COMPLIANCE

Low-Carbon Projects, Investments, and Innovation
Growing our Low-Carbon Fuels Production. Low-carbon fuels and carbon capture and sequestration (“CCS”) are viewed by the United Nations (“U.N.”) Intergovernmental Panel on Climate Change (“IPCC”)5 and the International Energy Agency (the “IEA”)6 as critical to net zero by 2050 ambitions. The 2023 U.N. Climate Change Conference (“COP28”) also resulted in a multilateral agreement that explicitly calls for contributions to GHG emissions reductions through several paths, including low-carbon fuels and CCS.7 In 2022, we started up our renewable diesel plant in Texas, which increased our total production capacity of renewable diesel to approximately 1.2 billion gallons per year and renewable naphtha (used as a blendstock in renewable gasoline and as a feedstock in low-carbon plastics) to approximately 50 million gallons per year.
SAF. In the fourth quarter of 2024, the large-scale SAF project at our renewable diesel plant in Texas was completed on budget and ahead of schedule, providing the plant the optionality to upgrade approximately 50 percent of its current 470 million gallon renewable diesel annual production capacity to neat SAF.
CCS. We continue evaluating CCS projects at our ethanol plants to sequester biogenic carbon dioxide streams and increase the value of this ethanol product.
Low-Carbon Capital Expenditures and Allocation. As of December 31, 2024, we have invested $5.8 billion in our low-carbon fuels businesses8, and we expect additional growth opportunities in this area. In evaluating low-carbon projects, we have held them to the same minimum after-tax internal rate of return as our refining projects.
Other Low-Carbon Opportunities. In addition to the projects mentioned above, the following are examples of other low-carbon projects that we are evaluating, developing, and/or advancing:9
•Fiber Cellulosic Ethanol. We use an enzymatic process to convert waste fibers into cellulosic ethanol, a second-generation fuel that offers a lower carbon intensity than traditional ethanol.
•Renewable Natural Gas. We use renewable natural gas from municipal solid waste in the hydrogen plant at one of our refineries to produce lower carbon transportation fuels for export to Europe.
•Renewable Gasoline and Low-Carbon Plastics. As noted above, renewable naphtha can be used to produce renewable gasoline, low-carbon plastics, and other products, and in 2022, we increased our total annual production capacity of renewable naphtha to approximately 50 million gallons per year.
•Renewable Propane. We produce renewable propane, which is a byproduct of the renewable diesel production process and can be used in the production of low-carbon hydrogen, as a petrochemical feedstock, or as a low-carbon fuel.
•Renewable Arctic Diesel. We produce renewable arctic diesel, a niche grade product, for use in Arctic climates.

GHG Emissions Strategy
2025 Short-Term GHG Target. From 2022-2024, our performance has exceeded our 2025 target to reduce/displace the equivalent of 63 percent of the tonnage from our global refinery Scope 1 and 2 GHG emissions.10
2035 Medium-Term GHG Target. We have established and disclosed a target to reduce/displace the equivalent of 100 percent of the tonnage from our global refinery Scope 1 and 2 GHG emissions by 2035, and we are on track to achieve this target.10
2038 Company-Wide Update. We have disclosed our 2038 expectations with respect to GHG emissions reductions/displacements from our refinery absolute reductions and our low-carbon projects.10
2050 Long-Term Ambition Covering Scopes 1, 2, 3, and 4. We have disclosed our 2050 long-term ambition with respect to reductions/displacements of company-wide GHG emissions.10
5    See IPCC, 2022: Climate Change 2022: Mitigation of Climate Change. Contribution of Working Group III to the Sixth Assessment Report of the Intergovernmental Panel on Climate Change [P.R. Shukla, J. Skea, R. Slade, A. Al Khourdajie, R. van Diemen, D. McCollum, M. Pathak, S. Some, P. Vyas, R. Fradera, M. Belkacemi, A. Hasija, G. Lisboa, S. Luz, J. Malley, (eds.)]. Cambridge University Press, Cambridge, UK and New York, NY, USA. doi: 10.1017/9781009157926.
6    See IEA (2022), World Energy Outlook 2022, IEA, Paris https://www.iea.org/reports/world-energy-outlook-2022, License: CC BY 4.0 (report); CC BY NC SA 4.0 (Annex A).
7    See the COP28 agreement, published on December 13, 2023, available at: https://unfccc.int/sites/default/files/resource/cma2023_L17_adv.pdf at paragraphs 28 and 29.
8    Our investment in our low-carbon fuels businesses consists of $4.0 billion in capital investments to build our renewable diesel business (including neat SAF), and $1.8 billion to build our ethanol business. Capital investments in our renewable diesel business represent 100% of the capital investments made by Diamond Green Diesel Holdings LLC, a consolidated joint venture.
9    See our annual report on Form 10-K for the year ended December 31, 2024, for more information on low-carbon projects.
10   Pages 19-21 and 76-79 of our 2024 ESG Report contain more information on our GHG emissions methodologies and disclosures, including for these targets, update, and ambition.

2025 PROXY STATEMENT	21

ADDITIONAL HIGHLIGHTS—LOW-CARBON FUELS, CYBERSECURITY/IT, AND COMPLIANCE

Use of Product GHG Emissions Intensity. We have disclosed the company-wide GHG emissions from the use of our products (“Use of Product GHG Emissions Intensity”) on an intensity basis (per barrel and per unit of energy) for years 2021-2023.11
Scope 1 Intensity Relative to Peers. We have disclosed our global refinery Scope 1 GHG emissions on an intensity basis (per barrel) for years 2019-2023, which demonstrates lower global refinery Scope 1 GHG emissions relative to peers.11
Independent Third-Party Assurance. Since 2021, we have engaged one or more independent third parties to evaluate, validate, and/or verify our GHG emissions disclosures, and we intend to continue this annually. In 2024, this included limited assurance on/of:
•our company-wide 2023 GHG emissions (Scope 1 and 2)12, including refining, renewable diesel, and ethanol;
•our company-wide 2023 life cycle GHG emissions displacements from our renewable diesel and ethanol production, as well as the blending of and credits from low-carbon fuels;
•our company-wide 2023 Use of Product GHG Emissions Intensity11;
•our 2023 global refinery Scope 1 Intensity11; and
•the validation of our 2035 GHG emissions reduction/displacement target.

Overview of Our Engagement Efforts
As a manufacturer that strives to help meet the challenge of supplying the world’s need for reliable and affordable energy in an environmentally responsible manner, we understand the value in continually seeking, listening to, and acting upon the input of our stockholders and stakeholders. Therefore, we continually engage with our stockholders and stakeholders, both large and small.
The robust ESG/compensation engagement efforts we undertook over the course of 2024 and into 2025 consisted of the following:
•offering dialogue to our 100 largest stockholders13;
•engaging with stockholders that collectively held approximately 35 percent of our Common Stock13; and
•holding at least 63 different meetings with stockholders and proxy advisory firms, several of which included the participation of senior leadership on our Board and/or members of our senior management team.14

Cybersecurity and IT Highlights
Cybersecurity Training and Incident Response Exercises. Our employees are typically required to complete at least annual cybersecurity training. We also typically perform periodic tabletop exercises with a company-wide cross-functional team that are facilitated by a third-party expert and are intended to simulate a real-life security incident.15
Cybersecurity Testing and Third-Party Expert Review/Audit. Typically, we conduct penetration testing as needed and annually conduct Payment Card Industry Data Security Standard testing and firewall reviews, and have periodically engaged a third-party expert to help therewith. Typically, we also periodically engage a third-party expert to conduct a review of our information security framework, which is designed to help to identify existing and emerging risks, and mitigate against such risks.15
AI. In 2024, we established a company-wide cross-functional team to preliminarily assess the risks and opportunities from conventional and generative AI and provided a formal report to the Board thereon. We will continue these assessments in 2025. The Audit Committee also discussed Valero’s use of data, technology, and AI in 2024.15

Compliance, Business Conduct, and Ethics Highlights
Robust Compliance Training. We typically require all employees to periodically complete training on our Code of Business Conduct and Ethics and periodically require training on other compliance and corporate matters, including conduct and ethics, helpline reporting, and data privacy, among others. We track and monitor completion of such compliance training.
Promoting Business Ethics Awareness. We publish our Code of Business Conduct and Ethics and Conduct Guidelines for Business Partners on our website in multiple languages. Additionally, we typically hold an annual company-wide corporate compliance and ethics week to shine a spotlight on the importance of compliance, business conduct, and ethics.
11   Pages 19-21 and 76-79 of our 2024 ESG Report contain more information on our GHG emissions methodologies and disclosures, including for our Use of Product GHG Emissions Intensity and global refinery Scope 1 intensity and peers.
12   Location-based and market-based calculations.
13   Measurements reflect our reasonable determinations based on available data and information.
14   See “About this Proxy Statement—Available Information” for more information regarding certain disclosures we have provided.
15   See our annual report on Form 10-K for the year ended December 31, 2024, for more information on cybersecurity/IT and AI.

22	2025 PROXY STATEMENT

RISK ASSESSMENT OF COMPENSATION PROGRAMS

Our incentive compensation programs are designed to effectively balance risk and reward. When assessing risk, we consider both cash compensation payable under our annual incentive bonus plan/program as well as long-term incentives that are awarded under our equity compensation plan. We also consider the mix of award opportunities (i.e., short versus long term), performance targets and metrics, the target-setting process, and the administration and governance associated with our plans. We do not believe that our compensation policies and practices are reasonably likely to have an adverse effect on Valero. Features of our compensation programs that we believe mitigate excessive risk-taking include:*
•the mix between fixed and variable, annual and long-term, and cash and equity compensation, which is designed to encourage strategies and actions that are in Valero’s long-term best interests;
•determination of incentive awards based on a variety of indicators of performance, thus diversifying the risk associated with a single indicator of performance;
•incorporation of relative total shareholder return (“TSR”) into our long-term incentive (“LTI”) program, calibrating pay and performance relationships to companies that include those facing the same or similar market forces as Valero;
•multi-year vesting periods for equity incentive awards, which encourage focus on sustained growth and earnings;
•maximum payout ceilings under our annual bonus program and performance share awards;
•restricted stock awards that help contain volatility of incentive awards and further align executives’ interests with long-term stockholder value creation;
•our Executive Compensation Clawback Policy, which requires the return of bonuses and other incentive and equity compensation in certain restatement situations beyond those covered by minimum SEC and NYSE requirements;
•our Stock Ownership and Retention Guidelines, which support the alignment of our officers’ equity compensation with the long-term interests of stockholders and require more ownership for our CEO and President (as a percent of salary) than median practices among our peers, and more broadly, among S&P 500 companies;
•our policies that cover hedging and pledging by our officers and prohibit them from speculating in Valero Common Stock and from taking risky investment positions with respect thereto; and
•our other compensation governance practices discussed under “Compensation Discussion and Analysis—Adoption of Compensation Governance Best Practices.”
* See “Compensation Discussion and Analysis” below for more information on many of these bullets.

2025 PROXY STATEMENT	23

COMPENSATION DISCUSSION AND ANALYSIS

Executive Compensation in Summary	24	Elements of Executive Compensation	33
2024 Performance Outcomes and Engagement	24	Benchmarking Competitive Pay Levels	33
Retirement of Our Executive Chairman and Former CEO	24	Role of Individual Performance and Personal Objectives	34
Valero’s Compensation Philosophy	25	Relative Size of Major Compensation Elements	34
Elements of Executive Compensation—Summary	25	Base Salaries	34
Pay for Performance Alignment Relative to Peers	26	Annual Incentive Bonus	35
Executive Compensation Design Elements—Variable Pay	28	Long-Term Incentive Awards	40
Adoption of Compensation Governance Best Practices	29	Perquisites and Other Benefits	45
Administration of Executive Compensation Program	30	Post-Employment Benefits	46
Peer Group and Benchmarking Data	31	Accounting and Tax Treatment	47
Process and Timing of Compensation Decisions	32	Compensation-Related Policies	47

Compensation Discussion and Analysis—Overview & Summary
Executive Compensation in Summary
This summary highlights information contained elsewhere in this proxy statement and does not contain all of the information you should consider. Please carefully read the entire proxy statement before voting. More information regarding our 2024 performance can be found in our annual report on Form 10-K for the year ended December 31, 2024. More information on growth capital investments attributable to Valero (often referred to as “CapEx” in this proxy statement) for 2024, 2023, and 2022 can be found in our annual reports on Form 10-K for the years ended December 31, 2024, 2023, and 2022, respectively. The term “Committee” in this Compensation Discussion and Analysis refers to the Human Resources and Compensation Committee. Certain defined terms used in this Compensation Discussion and Analysis are defined elsewhere in this proxy statement. Our “NEOs” or “named executive officers” for 2024 are: (i) R. Lane Riggs, Chairman of the Board, CEO and President; (ii) Jason W. Fraser, Executive Vice President (“EVP”) and Chief Financial Officer (“CFO”); (iii) Gary K. Simmons, EVP and Chief Operating Officer (“COO”); (iv) Richard J. Walsh, EVP and General Counsel; and (v) Eric A. Fisher, Senior Vice President (“SVP”) Product Supply, Trading and Wholesale.

2024 PERFORMANCE OUTCOMES AND ENGAGEMENT
Significant Business and Organizational Achievements Related to Compensation Targets:*
•Earned $8.58 per share ($8.48 per share excluding special items, as discussed further below).
•Returned $4.3 billion to stockholders through stock purchases totaling $2.9 billion and dividend payments of $1.4 billion.
•Achieved best-ever Tier 1 API Process Safety performance in the refining segment.
•Achieved second best-ever environmental performance as measured through our refinery Environmental Scorecard Incidents metric (on a weighted basis).
•Successfully completed and started up the large-scale SAF project at our renewable diesel plant in Texas on schedule and under budget, providing the plant the optionality to upgrade approximately 50 percent of its current renewable diesel annual production capacity to neat SAF.
*See “Annual Incentive Bonus” and “Long-Term Incentive Awards” below for more details on our achievements.
Compensation-Related Engagement
As noted under “Overview of Our Engagement Efforts” above, we engage in stockholder, stakeholder, and proxy advisor outreach to solicit input on our compensation programs, which has included senior leadership on our Board and/or members of our senior management team, as appropriate. Based on our robust say-on-pay engagement and response, in 2024 we received 94.9 percent say-on-pay approval for our 2023 executive compensation, consistent with the positive feedback we heard in engagement, and no changes were made to our 2024 executive compensation policies/decisions as a result thereof.

RETIREMENT OF OUR EXECUTIVE CHAIRMAN AND FORMER CEO
Following a comprehensive CEO succession planning process undertaken by the Board, effective as of the close of business on June 30, 2023, the Board elected Mr. Riggs as CEO and President (and as a member of the Board), replacing Joseph W. Gorder, who retired as CEO, but retained his role as Chairman of the Board (through his election as Executive Chairman).

24	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Following a successful transition to Mr. Riggs as CEO, the Board and Mr. Gorder determined that it was appropriate to complete the succession development plan that had been in place. Mr. Gorder therefore elected to retire as Executive Chairman and as a member of the Board effective as of the close of business on December 31, 2024. Mr. Riggs was elected to the additional position of Chairman of the Board effective as of such date. Mr. Gorder retired as an employee in January 2025. Compensation information associated with Mr. Gorder’s service as Executive Chairman during 2024 is set forth within a separate table under “Director Compensation” below. See also “How Our Board is Structured, Governed, and Operates—Our Board’s Leadership Structure and Strong Independent Oversight—Recent Transition of Our Chairman of the Board” above for more details on Mr. Gorder’s service as Executive Chairman and these transitions.

VALERO’S COMPENSATION PHILOSOPHY

☑	Tightly link company performance and executive pay	☑	Balance compensation over the short and long term
☑	Align the interests of executives and stockholders	☑	Facilitate retention of top executive talent
☑	Manage risk and adopt best practices in executive pay	☑	Advance HSE, sustainability, and other strategic goals through executive incentives

ELEMENTS OF EXECUTIVE COMPENSATION—SUMMARY
The primary elements of our 2024 executive compensation program, are summarized in the table below. We use the term “Target Total Pay” in this Compensation Discussion and Analysis to refer to the sum of an executive’s base salary, targeted annual incentive bonus, and the target values of long-term incentive awards. The variable elements of our 2024 executive compensation program are summarized in further detail under “Executive Compensation Design Elements—Variable Pay” below.

Element	Form	Key Characteristics
Base Salary	Cash
•Takes into consideration scope and complexity of the role, peer market data, experience of the incumbent, and individual performance and circumstances
•Aligned with competitive practices in order to support recruitment and retention of top talent

Annual Incentive Bonus Program	Performance-Based Cash
•Variable component of annual pay focused on achievement of short-term annual financial, operational, and strategic objectives that are critical drivers for safe and reliable operations, returns to stockholders, the disciplined use of capital, and achievement of HSE, sustainability, and other strategic goals

Long-Term Incentive Program	Performance Shares* (50%)
•Earned based on relative TSR against the twelve-member Performance Peer Group discussed below (inclusive of Valero) across a three-year period and two metrics related to low-carbon goals
•Incentivizes stockholder returns and commitment to our low-carbon objectives, including reductions/displacements of GHG emissions and investments in low-carbon initiatives

	Restricted Stock (50%)	•Value delivered is driven by absolute performance of Valero Common Stock and returns to stockholders through dividends •Aids in the retention of critical talent •Vests 1/3 per year over three years

Fixed	Variable

* See “Elements of Executive Compensation—Long-Term Incentive Awards—Performance Shares” below.

2025 PROXY STATEMENT	25

COMPENSATION DISCUSSION AND ANALYSIS

PAY FOR PERFORMANCE ALIGNMENT RELATIVE TO PEERS
Valero’s executive pay program is designed to reward executives for superior company performance. The program design emphasizes variable incentive pay (delivered through annual and long-term incentives) such that an executive’s pay ultimately realized is significantly dependent upon the achievement of both absolute and relative performance measures.
The table below shows relative performance and pay versus companies within our Compensation Comparator Peer Group over the five-year period ending in 2023 (results through 2024 cannot be determined until 2024 executive pay for all comparator companies is disclosed in 2025 proxy statements). We assess this relative performance and pay by (i) comparing our TSR relative to our peers, and (ii) by comparing “realizable” pay for our executives relative to “realizable” pay for the executives of our peers (for measuring relative pay) as set forth below. Because relative performance and pay versus peer companies is measured over the five-year period ending in 2023, the “realizable” pay within both the CEO comparison and the Top-5 Executives comparison includes pay levels for Mr. Gorder as CEO through 2022, and for Mr. Riggs as CEO in 2023, and the Top-5 Executives comparison includes pay levels for Mr. Gorder as Executive Chairman for 2023. The Committee regularly reviews additional third-party pay and performance alignment analyses to assess the pay and performance relationship and to ensure our executive compensation program is producing the desired pay and performance alignment outcomes.

After assessing the following and other relevant data with the Committee’s independent compensation consultant, we believe our performance aligned at a higher percentile relative to the peers below than did our executive compensation relative to the peers.

Valero’s Percentile Ranking vs. Peers (1)
Timeframe	Role	Relative TSR Performance vs. Peers	Relative Pay(2) vs. Peers

5 Years (ending in 2023)	CEO	85th percentile	62nd percentile
	Top-5 Executives(3) (including CEO)	85th percentile	54th percentile
Footnotes:
(1)Reflects the 2024 Compensation Comparator Peer Group of 14 peers as described under the caption “Peer Group and Benchmarking Data” below. Peer company Dow Inc. is excluded from the five-year pay and performance analysis due to its April 2019 spin-off.
(2)Represents “realizable” pay as reported in company annual proxy statements and includes: salaries; annual bonuses earned; long-term incentive awards that have vested or been exercised; the increase/decrease in value of long-term incentive awards that were still outstanding as of December 31, 2023; and one-off payments like severance to outgoing executives and sign-on awards for incoming executives.
(3)Pay comparisons are drawn against the “Top-5” group of executives at Valero and the peers, inclusive of the CEO, the CFO, and the three highest-paid other named executive officers as disclosed in the respective proxy statements for each year within the five year measurement period. The calculations are conducted on the cumulative pay of each company’s five most highly compensated named executive officers. In cases in which a company included more than five named executive officers in their pay disclosures, only the five most highly paid executives were included in order to maintain consistency across all companies.

26	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The following chart illustrates the CEO’s five-year relationship between relative pay and relative performance versus the peers through 2023 (referenced in footnote (1) above) and also shows that Valero’s performance aligned at a higher percentile versus the peers than did Valero’s CEO pay versus that of the peers’ CEO during this time period:

CEO - 5-Year Cumulative Real Compensation Percentile vs.
Cumulative Total Shareholder Return Percentile
(1/1/19–12/31/23)
Real Compensation Percentile
Total Shareholder Return Percentile
100%
90%
80%
70%
60%
50%
40%
30%
20%
10%
0%
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Compensation Delivery Exceeds Shareholder Returns
Pay for Performance Aligned
Shareholder Returns Exceed Compensation Delivery
ConocoPhillips
Chevron
General Motors
Exxon Mobil
Lockheed Martin
Valero Energy Corporation
Halliburton
Phillips 66
RTX
Marathon Petroleum
Occidental Petroleum
HF Sinclair
LyondellBasell Industries
EOG Resources

Five-year pay history reflects Mr. Gorder’s cumulative “realizable” pay during this period as our CEO through 2022 plus Mr. Riggs’ “realizable” pay as CEO for 2023.

2025 PROXY STATEMENT	27

COMPENSATION DISCUSSION AND ANALYSIS

The following chart illustrates the top-5 NEOs’ five-year relationship between relative pay and relative performance versus the peers through 2023 (referenced in footnote (1) above) and also shows that Valero’s performance versus the peers aligned at a higher percentile than did Valero’s top-5 NEOs’ pay versus that of the peers’ top-5 NEOs during this time period:

Top 5 NEOs - 5-Year Cumulative Real Compensation Percentile vs. Cumulative Total Shareholder Return Percentile (1/1/19–12/31/23)
Real Compensation Percentile
Total Shareholder Return Percentile
0%
10%
20%
30%
40%
50%
60%
70%
80%
90%
100%
Compensation Delivery Exceeds Shareholder Returns
Pay for Performance Aligned
Shareholder Returns Exceed Compensation Delivery
ConocoPhillips
Chevron
Exxon Mobil
Phillips 66
Lockheed Martin
General Motors
Valero Energy Corporation
Halliburton
Marathon Petroleum
Occidental Petroleum
RTX
HF Sinclair
EOG Resources
LyondellBasell Industries

Five-year pay history reflects the cumulative pay of top-5 NEOs’ (including Mr. Gorder as Executive Chairman in 2023) “realizable” pay during this period.

EXECUTIVE COMPENSATION DESIGN ELEMENTS—VARIABLE PAY
Annual Incentive Bonus Program*

Component	Metric(s)	Weight	Outcome Range
Financial	EPS, adjusted**	40%	0% - 200%
Operational	a) Health, Safety, and Environment (HSE) b) Mechanical Availability c) Refining Cash Operating Expense Management	40%	0% - 200%
Strategic	Array of Initiatives, including HSE, sustainability, and other strategic goals	20%	0% - 200%
COMBINED:		100%	0% - 200%
*Our annual incentive bonus plan and matters related thereto are often referred to herein as our annual incentive bonus program.
**Earnings per share (“EPS”) attributable to Valero stockholders, adjusted assumes dilution and excludes certain special items, as discussed in further detail below.

28	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Target Pay Mix - CEO

Variable Pay
10%
17%
73%
Salary
Annual Incentive Bonus
Long-Term Incentives

2024 Long-Term Incentive Program
50%	50%
Performance Shares*	Restricted Stock

•Primary performance measure: Relative TSR vs. Performance Peer Group
•Secondary performance measure: Energy Transition Modifier tied to GHG emissions reductions/displacements and growth capital deployed for low-carbon initiatives
•Range of payout: 0% to 200% of target
•3-yr ratable vesting, with no re-testing
•Value ultimately realized increases/decreases with the Valero Common Stock price movement and dividends paid •3-yr ratable vesting
90 percent of CEO Target Total Pay for 2024 is at risk (variable)
* See “Elements of Executive Compensation—Long-Term Incentive Awards—Performance Shares” below.

Compensation Discussion and Analysis—Detail
Adoption of Compensation Governance Best Practices
Our executive compensation program includes many features that are recognized as best practices, including those set forth below.

PAY FOR PERFORMANCE
•Incentive compensation (annual incentive bonus and long-term incentives) represents the majority (ranging from 78 percent to 90 percent) of the 2024 Target Total Pay of our named executive officers.
•We target 50 percent of the LTI value and share count granted to our NEOs to be awarded in the form of performance shares tied to our relative TSR performance.

STOCKHOLDER ALIGNMENT
•We use multiple performance metrics to motivate achievements that complement one another and that contribute to the long-term creation of stockholder value.
•Our officers and directors are subject to meaningful Stock Ownership and Retention Guidelines, as discussed under “Stock Ownership and Retention Guidelines” below, which require more ownership for our CEO and President (as a percent of salary) than the median practices among our peers, and more broadly, among S&P 500 companies.
•As noted above, we engage in stockholder, stakeholder, and proxy advisor outreach to solicit input on our compensation programs, which has included senior leadership on our Board and/or members of our senior management team, as appropriate.
•100 percent of our long-term incentive opportunity is denominated in shares of Valero Common Stock.
•Earned values under the performance share component of our LTI program are tied not only to increases to Valero’s stock price, but also to the extent to which Valero’s TSR surpasses our peers’ (as described above) respective TSR.

PROGRAM DESIGN
•Incentives are balanced between absolute performance goals (rewarding the achievement of pre-established goals) and relative measures (namely, relative TSR, which links incentives under performance shares to surpassing the TSR performance of our peers, as described above).

2025 PROXY STATEMENT	29

COMPENSATION DISCUSSION AND ANALYSIS

•We have maximum payout ceilings on both our annual incentive bonus opportunities and our performance shares.
•Achievement of target performance for the relative TSR performance component of our performance shares requires performance above the peer-median TSR.
•Our executive pay program includes design features that mitigate against the risk of inappropriate behaviors.
•Our executive pay design aligns overall with typical practices among Valero’s peers and in comparable industries.

PAY BENCHMARKING
•Our revenues and market capitalization are within a reasonable range of the median revenues and market capitalization of the peer group of companies against which we benchmark our executives’ pay, as discussed further under the caption “Peer Group and Benchmarking Data” below, reflecting that we make pay comparisons in a size-appropriate fashion.
•We benchmark against the median pay levels of the Compensation Comparator Peer Group for each of base pay, annual incentive bonus, long-term incentives, and Target Total Pay.

AVOID PROBLEMATIC PAY PRACTICES
•We have eliminated all change of control gross-ups for potential parachute excise taxes and maintain a policy against the implementation of change of control arrangements that contain gross-ups.
•We have a policy (i) stipulating that grants of performance shares contain “double trigger” terms and conditions for vesting in a change of control context such that performance shares will not automatically vest upon a change of control of Valero, and (ii) that states that the Committee may provide in the award agreement with the participant that if a participant’s employment with Valero is terminated following a change of control, any unvested performance shares will vest on a partial, pro rata basis (depending on length of service during the performance period) upon such termination (rather than vesting automatically in full upon the change of control), with such qualifications for an award as the Committee may determine.
•Our long-term incentive program mandates that any stock options cannot be re-priced without stockholder approval.
•Our named executive officers and directors are prohibited from pledging shares of our Common Stock as collateral or security for indebtedness, and may not purchase, sell, or write calls, puts, or other options or derivative instruments, including those that are designed to hedge or offset any decrease in the market value of our Common Stock.
•Our Executive Compensation Clawback Policy requires the return of bonuses and other incentive and equity compensation in certain restatement situations beyond those covered by minimum SEC and NYSE requirements.
See “Compensation-Related Policies” below and “Risk Assessment of Compensation Programs” above for additional information.

OTHER STRONG GOVERNANCE FEATURES
•The Committee is composed entirely of directors who meet the applicable independence standards of the SEC and NYSE.
•The Committee retains the services of an independent executive compensation consultant that provides services directly to the Committee.
•We conduct an annual say-on-pay vote as recommended by our stockholders.
•We have a declassified Board; all of our continuing directors stand for re-election each year.
•Our Board has approved a limit on the annual amount of equity compensation that may be paid to non-employee directors.
•We currently have nine independent directors (eight director nominees) who serve on four fully independent committees.
•We have an independent Lead Director.
•Our bylaws grant proxy access to our stockholders.
•Our bylaws permit stockholders to call special meetings of stockholders.
Administration of Executive Compensation Program
Our executive compensation program is administered by the Committee, which is currently composed of four independent directors (Mr. Mullins was appointed to the Committee after the approval of the Human Resources and Compensation Committee Report below). They do not participate in our executive compensation program. Policies adopted and/or overseen by the Committee are implemented by our compensation and benefits staff.

30	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

In 2023 and 2024, the Committee continued to retain Exequity LLP (“Exequity”) as an independent compensation consultant for executive and director compensation matters. The nature and scope of the consultant’s services are described below under “Compensation Consultant Disclosures.”

PEER GROUP AND BENCHMARKING DATA
The Human Resources and Compensation Committee uses peer group compensation data to assess benchmarks of base salary, annual incentive compensation, and long-term incentive compensation. The Committee uses the Compensation Comparator Peer Group (further described below) to benchmark compensation for our named executive officers. This reference is sometimes referred to in this proxy statement as “compensation survey data” or “competitive survey data.”
Our compensation and benefits staff, under supervision of the Committee, develops recommendations for base salary, bonuses, and other compensation arrangements using the compensation survey data with assistance from Exequity. Our use of the data is consistent with our philosophy of providing executive compensation and benefits that are competitive with companies that we compete with for executive talent. In addition, the compensation survey data and analyses assist the Committee in assessing our pay levels and targets relative to companies in the Compensation Comparator Peer Group. See also the disclosures under “Elements of Executive Compensation—Benchmarking Competitive Pay Levels” below.
Compensation Comparator Peer Group
The Compensation Comparator Peer Group (applicable to 2024 salary, long-term incentive, and annual incentive bonus decisions) is composed of companies that either engage in U.S. domestic oil and gas operations or are large, complex companies from comparable industries that are representative of the scale and complexity of Valero’s operations. The Compensation Comparator Peer Group is relevant to our business because we compete with the member companies for talent at every level from entry-level employees to senior executives.
We believe that our pay comparisons are size-appropriate because the median revenues and market capitalization of the peer group are within a reasonable range of our revenues and market capitalization for the period covered in the competitive survey data (as discussed further below). Our understanding of this group’s compensation programs and levels is vitally important in order to remain competitive in the market for employee and executive talent.

Compensation Comparator Peer Group
Chevron Corporation	HF Sinclair Corporation*
ConocoPhillips*	Lockheed Martin Corporation
Dow Inc.	LyondellBasell Industries N.V.*
EOG Resources, Inc.*	Marathon Petroleum Corporation*
Exxon Mobil Corporation	Occidental Petroleum Corporation*
General Motors Company	Phillips 66*
Halliburton Company	RTX Corporation
* Also a member of the Performance Peer Group as described below.
Given Valero’s size and complexity, our employees at all levels would be qualified candidates for similar jobs at any of the companies included in this group.
The Compensation Comparator Peer Group was approved by the Committee in November 2023 when executive pay levels were initially considered and established according to the annual pay review process as further described under the caption “Process and Timing of Compensation Decisions” below. The Compensation Comparator Peer Group was also utilized in establishing 2024 long-term incentive targets and awards as further described under “Elements of Executive Compensation—Long-Term Incentive Awards.” The Committee established the group after considering: (i) direct competitor companies with whom Valero would either seek out executive talent or must defend our own (includes independent refining and marketing and integrated oil and gas companies with large-scale refining operations, with some consideration for oil and gas exploration and production companies and oil field services companies if similar in scale and complexity); (ii) similarly complex organizations in comparable industries within an appropriate and comparable size based on revenues and market capitalization (generally within the range of 50% to 250% of Valero’s); and (iii) companies generally employing typical U.S.-based approaches to executive pay and within a reasonable geographic proximity. In establishing the Compensation Comparator Peer Group, the Committee looked to position Valero within a reasonable range of the peer group median revenues and market capitalization.

2025 PROXY STATEMENT	31

COMPENSATION DISCUSSION AND ANALYSIS

Performance Peer Group
We use a different peer group for purposes of determining the relative performance of Valero’s TSR. We use this relative TSR metric in the performance share component of our LTI program. The 2024 Performance Peer Group was selected based on the members’ engagement in U.S. domestic refining and marketing operations or comparable industries. In addition, we confirm the correlation of these companies’ stock price over time with Valero’s in order to ensure that we are making TSR comparisons against companies whose stock price can generally be expected to perform in consistent ways in relation to Valero’s. This testing helps confirm that Valero’s outperformance versus peers is attributable to the stewardship of our executives, as opposed to extraneous market conditions.
Our use of different peer groups for compensation and performance is based on our belief that when measuring business performance, companies with a similar business model (or with similar operations within such business model) should be included. But we also recognize that comparing the performance of Valero’s operations with those of upstream and integrated oil and gas companies, and similarly complex organizations in comparable industries, can result in anomalies due to the mismatch in how similar industry-specific events can impact companies with these varying business models. Broader events arising from legal, regulatory, and political uncertainties, as well as global geopolitical and other conflicts and tensions, also affect companies differently, adding to the difficulty in formulating a peer group without anomalies in results. In addition, there are relatively few companies in our business against which clear comparisons can be drawn, rendering a peer group composition more challenging than in most industries.
In February 2024, the Committee approved/established a peer group for TSR measurement applicable to the 2024 annual awards of performance shares (and the 2023 annual and transitional grants) as set forth below. Included in the peer group is the Energy Select Sector SPDR Fund (XLE) index, which serves as a proxy for stock price performance of the energy sector and includes companies with which we compete for capital. The change in the XLE index price across the designated performance periods is measured as TSR. Valero is included in this peer group when results are calculated. In addition to Valero, such peer group for the 2024 and 2023 awards is composed of the following ten companies and the XLE index. As previously disclosed, LyondellBasell Industries N.V. is not included for the 2022 awards (e.g., the group approved/established in February 2024 for the third tranche thereof).

Performance Peer Group (for Relative TSR Comparison)
ConocoPhillips*	Marathon Petroleum Corporation*
CVR Energy, Inc.	Occidental Petroleum Corporation*
Delek US Holdings, Inc.	PBF Energy Inc.
EOG Resources, Inc.*	Phillips 66*
HF Sinclair Corporation*	Energy Select Sector SPDR Fund (XLE)
LyondellBasell Industries N.V.*
*Also a member of the Compensation Comparator Peer Group as described previously.

PROCESS AND TIMING OF COMPENSATION DECISIONS
The Committee reviews and approves all compensation targets for the NEOs each year in conjunction with Valero’s annual strategic planning meeting (October or November) and reviews and determines annual incentive compensation payouts (annual incentive bonus and long-term incentives) in the first quarter of the fiscal year after the conclusion of previously approved performance periods. Our CEO evaluates the performance of the other NEOs and develops individual recommendations based upon the competitive survey data. Our CEO and the Committee may make adjustments to the recommended compensation based upon an assessment of an individual’s performance and contributions to Valero, or for retention or other reasons.
The compensation for our CEO is reviewed by the Committee and recommended to the Board’s independent directors for approval. This assessment is based on the competitive survey data and, as applicable, other factors described in this Compensation Discussion and Analysis, and adjustments may be made based upon the independent directors’ evaluation of our CEO’s performance and contributions, as well as individual circumstances. We evaluate the total compensation opportunity offered to each NEO at least once annually. The Committee assesses the target levels of annual incentive and LTI compensation for the current fiscal year based upon its review of competitive survey data provided by Exequity (and, as applicable, other factors described in this Compensation Discussion and Analysis), and recommendations from Valero’s CEO for other NEOs.
The Committee also reviews competitive survey data (and, as applicable, other factors described in this Compensation Discussion and Analysis) for annual salary rates for NEO positions for the next fiscal year and approves (or recommends to the other independent directors in the case of our CEO) new salary rates to become effective the next fiscal year.

32	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The Committee may, however, review salaries or grant LTI awards at other times during the year because of new appointments or promotions, or for retention or other strategic reasons. The Committee does not time the grants of long-term incentive awards around Valero’s release of new material information or time the release of new material information for purposes of affecting the value of executive compensation. Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024, and has recently only granted restricted shares, performance shares, and, for non-employee directors, stock units.
Elements of Executive Compensation
We believe that (i) variable pay (i.e., annual incentive bonus and long-term equity-based incentives that do not become a permanent part of base salary)—when delivered through appropriate incentives—is ultimately the best way to drive total compensation among our NEOs, and (ii) a significant portion of our NEO’s compensation should be incentive-based and determined by both company and individual performance. Our executive compensation program is designed to accomplish the following long-term objectives:
•to provide compensation payouts that are tied to the performance of internal and external metrics both on a relative and absolute basis;
•to align executives’ pay opportunities with stockholder value creation; and
•to attract, motivate, and retain the best executive talent in our industry.
We believe that superior performance is motivated when an executive’s achievement of his or her full compensation opportunities is contingent on achieving performance results that exceed pre-established goals and/or outperforming peers.
Our annual incentive bonus program rewards are tied to:
•safe, reliable, and efficient operations;
•environmental stewardship;
•returns to stockholders;
•achievement of HSE and sustainability goals; and
•attainment of other key financial, operational, and strategic performance measures.
We believe that incentives that drive stockholder value should also drive named executive officer pay. Our long-term equity incentive awards are designed to tie executives’ financial reward opportunities with increased stockholder value creation, including through stock price performance (both absolute and relative to the peer group) and the payment of dividends. The long-term incentive awards in our executive compensation program include performance shares and restricted stock. Performance share grants do not assure a payout to the NEO unless and until stockholder value is created through company performance as noted above. We also believe that NEOs should hold a significant equity stake in the company to further motivate the creation of stockholder value, and that retention of our industry-leading group of top executives is critical to our ongoing success, which is why we include awards of restricted stock in our long-term incentive program coupled with rigorous Stock Ownership and Retention Guidelines, as discussed under “Stock Ownership and Retention Guidelines” below.
Base salary is designed to provide a fixed level of competitive pay that reflects the NEO’s primary duties and responsibilities, and to provide a base upon which incentive opportunities and certain other benefit levels are established. As discussed below, we also provide certain health, welfare, retirement, and other benefits generally in line with peer practices or market competitive conditions.

BENCHMARKING COMPETITIVE PAY LEVELS
The Committee benchmarks base salaries for our named executive officers against the 50th percentile (median) of compensation survey data, and may make decisions to pay above or below this level based on individual circumstances (including performance of the executive, internal parity, retention, and management succession planning). We also benchmark annual bonus targets (expressed as a percentage of base salary), long-term incentive targets (expressed as a percentage of base salary), and Target Total Pay for each executive position by reference to the 50th percentile (median) benchmark of the Compensation Comparator Peer Group, and may make decisions to award above or below these targets based on individual circumstances (including performance of the executive, internal parity, retention, and management succession planning).
Preserving flexibility to award compensation opportunities above or below the median peer levels helps tailor such opportunities to the individual and the role, resulting in a more customized match of competitive pay opportunities and pay for performance design attributes. In addition to benchmarking competitive pay levels to assess compensation levels and targets, we also consider the relative importance of a particular leadership position in comparison to other leadership positions in the organization. In this regard, when setting the level and targets for compensation for a position, we evaluate that position’s scope and nature of responsibilities, size of business unit, complexity of duties and responsibilities, and its relationship to leadership authorities throughout Valero.

2025 PROXY STATEMENT	33

COMPENSATION DISCUSSION AND ANALYSIS

ROLE OF INDIVIDUAL PERFORMANCE AND PERSONAL OBJECTIVES
The Committee evaluates the individual performance of, and performance objectives for, our NEOs. Performance and compensation for our CEO are reviewed and approved by the Board’s independent directors with recommendations from the Committee. For NEOs other than our CEO, individual performance and compensation are evaluated by the Committee with recommendations from our CEO. Individual performance and objectives are specific to each NEO position.

RELATIVE SIZE OF MAJOR COMPENSATION ELEMENTS
A named executive officer’s Target Total Pay is structured so that realizing the targeted amount is highly contingent on Valero’s performance due to the executive’s level of at-risk pay. The following graphic summarizes the relative Target Total Pay mix of 2024 base salary and target incentive compensation for our 2024 NEOs.
* Numbers may not foot to 100 percent due solely to rounding.
When setting executive compensation, the Committee considers the amount and form of compensation payable to an executive. The Committee seeks to achieve an appropriate balance between immediate cash rewards for the achievement of company and personal objectives and long-term incentives that align the interests of our NEOs and our stockholders. The size of each element is based on the assessment of competitive survey data and market practices, as well as company and individual performance. The Committee analyzes Target Total Pay from a market competitive perspective, and then evaluates each component relative to its market reference. The Committee believes that making a significant portion of our NEOs’ incentive compensation contingent on long-term stock price performance and other stockholder returns more closely aligns their interests with those of our stockholders.
Because we place a large amount of Target Total Pay at risk in the form of variable pay (annual incentive bonus and long-term incentives), the Committee generally does not adjust current compensation based upon realized gains or losses from prior incentive awards or current stock holdings. For example, we do not change the size of a target long-term incentive grant in a particular year solely because of Valero’s stock price performance during the immediately preceding years. The Committee recognizes that the refining and marketing industry is volatile and strives to maintain a measure of predictability consistent with a substantial reliance on variable compensation structures in furtherance of a fundamental pay for performance philosophy.

BASE SALARIES
Base salaries for our NEOs are approved by the Committee after taking into consideration median practices for comparable roles among the Compensation Comparator Peer Group companies (and, as applicable, other factors described in this Compensation Discussion and Analysis). The Committee also considers the recommendations of our CEO for NEOs other than our CEO. The base salary and all other compensation of our CEO are reviewed and approved by the independent directors of the Board upon recommendation from the Committee. Base salaries are reviewed annually and may be adjusted to reflect promotions, the assignment of additional responsibilities, individual performance or circumstances, Valero’s performance, or other strategic reasons. Salary changes resulting from the annual review are typically made effective on January 1. Salaries are also periodically adjusted to remain competitive with companies within the compensation survey data. An executive’s compensation typically changes in relation to his or her responsibilities within Valero. The base salary increases in 2024 compared to 2023 for Mr. Riggs and Mr. Simmons as disclosed herein primarily reflect full 2024 salaries at the increased levels associated with their July 2023 promotions to CEO and COO (which were prorated for 2023).

34	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

ANNUAL INCENTIVE BONUS
We believe that the achievement of short-term financial, operational, and strategic performance objectives is critical to creating long-term stockholder value. The annual incentive bonus is designed to incentivize executives to achieve industry-leading results as reflected through business-critical financial, operational, and strategic performance measures. We continue as one of the premier operators in the liquid fuels manufacturing and marketing industry through disciplined execution of our strategic plan and daily focus on operational excellence by our employees and management team.
The annual incentive bonus design guides and incentivizes this daily focus with particular emphasis on ensuring the safety and protection of our employees, contractors, and communities. Our additional focus on striving to operate our refineries and plants reliably and at the lowest cost facilitates our goal to maximize profitability across all margin environments.
The Committee considers the following to determine annual incentive bonuses for each executive:
•the individual’s position, which is used to help determine a targeted percentage of base salary that may be awarded as an incentive bonus;
•pre-established performance objectives that include a quantitative financial performance goal (“Financial Performance Goal”), quantitative operational performance goals (“Operational Performance Goals”), and qualitative objectives related to Valero’s long-term strategy (“Strategic Execution Goals”) for the performance year, which are categorized under specific strategic areas including the disciplined use of capital, returns to stockholders, operational excellence, and organizational excellence and sustainability; and
•a qualitative evaluation of the individual’s performance.
Thus, the amount of the bonus ultimately paid to a named executive officer takes into consideration the Committee’s assessment of Valero’s and each executive’s performance in relation to the pre-established performance goals, as well as overall company performance and stockholder outcomes, as more fully described below.
Financial Performance Goal
Weighted at 40 percent of the annual incentive bonus program, the Financial Performance Goal considered for our annual incentive bonus targets is EPS attributable to Valero stockholders – assuming dilution, adjusted for special items that are non-recurring and/or not indicative of our core performance. These adjustments have been consistently applied in recent years. The Committee establishes minimum, target, and maximum levels for such adjusted EPS performance in the first quarter of the performance year. We believe that this measure appropriately reflects our business planning process and corporate philosophy regarding financial performance measurement. Valero’s adjusted EPS performance in 2024 was $8.48 per share (versus a target of $14.30 per share), resulting in a 59.3 percent performance score for the Financial Performance Goal component (and an overall performance outcome of 23.72 percent versus an overall target of 40 percent for this component).
The following table describes the adjustments to Valero’s 2024 EPS for purposes of the 2024 Financial Performance Goal:

EPS attributable to Valero stockholders – assuming dilution	$8.58
Exclude:
Project liability adjustment	$0.07
Second-generation biofuel tax credit	($0.17)
Adjusted EPS for Financial Performance Goal	$8.48
The adjusted EPS target of $14.30 was established in the first quarter of 2024 based on Valero’s assessment of anticipated full-year market conditions. The $14.30 per share target represents an approximate eight percent increase from the prior year (2023) adjusted EPS target of $13.29 and represents our highest-ever adjusted EPS target. While Valero’s $8.48 adjusted EPS performance achieved in 2024 fell short of the $14.30 per share target, it still reflects strong earnings results despite a more difficult than expected margin environment.
Operational Performance Goals
Operating safely and reliably is one of Valero’s highest priorities and is critically important to maximizing profitability as well as protecting our employees, contractors, and communities. Furthermore, maintaining our position as one of the industry’s low-cost providers of essential liquid fuels supports our objective of delivering distinctive financial results and peer-leading returns to stockholders.

2025 PROXY STATEMENT	35

COMPENSATION DISCUSSION AND ANALYSIS

With a combined weighting of 40 percent of our annual incentive bonus program, the Operational Performance Goals considered for our annual incentive bonus, as established and approved by the Committee in the first quarter of the performance year, are measured against the following equally weighted sub-components:
•Health, Safety, and Environment – Measures Valero’s achievements in the areas of health, safety, and environmental stewardship through an array of metrics, including environmental scorecard incidents (including reportable spills), process safety incidents, and progress against certain inspection and audit tasks;
•Mechanical Availability – Measures Valero’s achievements in improving refining competitiveness by successfully executing refinery maintenance and by reducing unplanned outages and environmental events through improved mechanical availability within our refineries; and
•Refining Cash Operating Expense Management – Measures Valero’s achievements in managing refinery operating costs, with a performance scale which generally reflects industry-wide performance comparisons.
These Operational Performance Goals are set at levels deemed to be challenging to achieve and reflective of industry-competitive performance, yet are reasonably attainable with strong performance. We believe that these measures appropriately reflect key business objectives of Valero.
After completion of the fiscal year, each of the Operational Performance Goals is measured against Valero’s actual performance in these areas and the minimum, target, and maximum levels established by the Human Resources and Compensation Committee. The three sub-components are further described in detail below.
Health, Safety, and Environment – HSE
Weighted at 13.33 percent of the annual incentive bonus program, the Health, Safety, and Environment sub-component is comprised of seven unique and separately-weighted metrics as shown in the following table:

Metric	Description	Performance Indicator Type

Vessel/PSV Inspections	Number of past-due vessel and pressure safety valve (“PSV”) inspections	Leading
PHA Action Items > 2 Years (Non-Turnaround for Refining)	Number of corrective refining or logistics Process Hazard Analysis (“PHA”) action items identified through regulatory safety procedures reviews that are greater than two years old and are not yet completed	Leading
HSE Audit Past-due Items	Number of past-due items identified through comprehensive internal audits to ensure compliance with regulations, permits, and Valero standards	Leading
Management Audits Percent	Percentage of ethanol plant audit items completed as identified through monthly safety and environmental program audits covering both work and confined space permitting, as well as ethanol loading	Leading
Environmental Scorecard Incidents	Number of incidents reportable to regulatory agencies (includes application of a severity/volume enhancer to increase the number of incidents recorded for more significant environmental events)	Lagging
Tier 1 API Process Safety Incidents/Rate	Number or rate of recordable safety incidents occurring in conjunction with a loss of process containment	Lagging
Reliability Events	Number of events causing an ethanol plant outage of greater than one-half day	Lagging

The design of the Health, Safety, and Environment sub-component includes both leading and lagging indicator metrics, which not only rewards our performance in objective measures of health, safety, and environmental performance (as measured through the lagging indicator metrics), but also incentivizes disciplined adherence to the inspection, audit, and maintenance programs that are reflected in our leading indicator metrics.

36	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

The ongoing performance improvement across many of our health, safety, and environmental metrics (including refinery Environmental Scorecard Incidents and refinery Tier 1 API Process Safety Incidents/Rate metrics as demonstrated in the following charts), as well as our operational reliability, results from the implementation of and ongoing focus on our robust inspection, audit, and maintenance programs.
Valero believes that investment in and rigorous management of the operational programs reflected by the leading indicator metrics differentiates our performance within the liquid fuels manufacturing and marketing industry and directly contributed to the company-record health, safety, and environmental performances achieved in recent years. Valero’s performance in 2024 includes the company’s second-best ever performance in refinery Environmental Scorecard Incidents (on a weighted basis) and best-ever performance in Tier 1 API Process Safety in the refining segment.
The Committee establishes minimum, target, and maximum levels for Health, Safety, and Environment performance in the first quarter of the performance year. Our overall performance score in 2024 for this sub-component was 200 percent versus the target of 100 percent, and represents excellent performance.
Mechanical Availability
Weighted at 13.33 percent of the annual incentive bonus program, the Mechanical Availability sub-component incentivizes reliable operations to avoid unplanned operational outages, minimize environmental events, and ensure efficient use of resources. The performance target and scale take into consideration our history of operational excellence as well as aggregated industry performance. We believe that operational reliability, as measured through Mechanical Availability, is critically important to achieving our core business objectives as described earlier. Excellent performance in this metric reflects our ability to avoid unplanned downtime, minimize environmental events, and successfully execute planned and unplanned refinery maintenance. The Committee establishes minimum, target, and maximum levels for Mechanical Availability in the first quarter of the performance year. Our performance for this sub-component in 2024 was 97.1 percent mechanical availability in the refining segment, which results in a 176.2 percent performance score versus the target of 96.2 percent. The graph below reflects our sustained highly-reliable operations:

2025 PROXY STATEMENT	37

COMPENSATION DISCUSSION AND ANALYSIS

Refining Cash Operating Expense Management
Weighted at 13.34 percent of the annual incentive bonus program, the Refining Cash Operating Expense Management sub-component incentivizes the management of non-energy expenses within the refining operations group. The performance scale for Refining Cash Operating Expense Management is reflected in dollars per Equivalent Distillation Capacity (“$/EDC”) in order to normalize results among refineries of different size and complexity, and is established based on the scoring methodology from the industry-standard Solomon Associates survey, which allows for comparison to aggregated industry performance. Valero seeks to maintain its position as one of the industry’s low-cost providers through disciplined cost-management practices. The Human Resources and Compensation Committee establishes minimum, target, and maximum levels for Refining Cash Operating Expense Management in the first quarter of the performance year. Valero’s performance in 2024 was $132/EDC, which results in a 200 percent performance score versus the target of $157/EDC.
Valero’s overall performance score for 2024 for the Operational Performance Goals component was 192.07 percent (and an overall performance outcome of 76.83 percent versus the overall target of 40 percent for this component). Achievement at this level reflects excellent operational performance. For additional details on Valero’s 2024 performance versus targeted amounts for our Operational Performance Goals, see the “Annual Incentive Bonus Performance Goals and Achievements” table that follows in this section.
Strategic Execution Goals
This component, with a weighting of 20 percent of the annual incentive bonus program, includes evaluation by the Human Resources and Compensation Committee of accomplishments related to a comprehensive array of strategic initiatives, which contribute to the overall success of Valero during the year and support Valero’s long-term strategy.
The strategic objectives relating to this component were established by the Committee in the first quarter of 2024 (along with minimum, target, and maximum performance levels) and are listed in the following table, along with progress and a select listing of key accomplishments for 2024. Based on Valero’s exceptional progress on key initiatives, along with excellent performance and accomplishments across all four of the strategic areas, the Committee elected to score performance for 2024 for the Strategic Execution Goals component at 200 percent versus the target of 100 percent (resulting in an overall performance outcome of 40 percent versus the overall target over 20 percent for this component).

Strategic Area	Initiative/Project/Objective	Progress & Key Accomplishments
Returns to Stockholders	•Return cash to stockholders through dividends and stock buybacks	•Returned $4.3 billion to stockholders in 2024 through stock purchases ($2.9 billion) and dividends ($1.4 billion)
•Increased the regular quarterly cash dividend on Valero Common Stock from $1.02 per share to $1.07 per share
Disciplined Use of Capital	•Balanced utilization of sustaining and growth capital vs. budget	•Disciplined deployment of CapEx attributable to Valero in 2024, with the evaluation of low-carbon projects being held to the same minimum after-tax internal rate of return as our refining projects
Operational Excellence	•Execution of capital projects and turnarounds	•Successful completion and start up of the SAF project in Port Arthur, TX
	•Margin improvement and market expansion	•Successful launch of the Valero brand in the United Kingdom (“U.K.”) market
	•Environmental stewardship	•Completed first round Environmental Excellence and Risk Assessments (EERAs) at several sites and initiated second rounds
	•Cost management and expense control	•Identified millions in cost savings and avoidance across the organization

38	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Strategic Area	Initiative/Project/Objective	Progress & Key Accomplishments
	•Strategic communications	•Named by Institutional Investor (now Extel) as among its “Most Honored Companies,” based on results across several categories of its 2024 All-America Executive Team rankings
Organizational Excellence & Sustainability	•Talent optimization and succession planning
•Successfully completed the CEO transition (which was initiated in June 2023) with CEO and President R. Lane Riggs elected to the additional position of Chairman of the Board effective as of the close of business on December 31, 2024

	•Public policy	•Supported and influenced policy improvements benefiting Valero on low-carbon pathways in various markets where our low-carbon fuels are sold
	•Sustainability*	•Published our 2024 ESG Report
•Published global refinery Scope 1 GHG emissions intensity relative to peers; Scope 1 and 2 GHG emissions from our global refinery operations and production of low-carbon fuels; and Use of Product GHG Emissions Intensity (on a per barrel and unit of energy basis)

•Obtained independent third-party limited assurance on/of:
◦our company-wide 2023 GHG emissions (Scope 1 and 2), including refining, renewable diesel, and ethanol;
◦our company-wide 2023 life cycle GHG emissions displacements from our renewable diesel and ethanol production, as well as the blending of and credits from low-carbon fuels;
◦our company-wide 2023 Use of Product GHG Emissions Intensity;
◦our 2023 global refinery Scope 1 Intensity; and
◦the validation of our 2035 GHG emissions reduction/displacement target
•Compliance
•In its first year of use, vetted over 26,000 third parties through a new/enhanced company-wide third-party risk management system for assessing risks associated with our vendors, suppliers, and contract service providers

•Updated numerous key corporate policies to ensure integration of compliance best practices
	•Corporate citizenship and community	•Record fundraising for the Valero-sponsored Benefit for Children fundraising event associated with the Valero Texas Open of $24 million distributed to children’s charities
•Raised a record $21 million through employee and company donations for the United Way

*See “How Our Board is Structured, Governed, and Operates” and “Additional Highlights—Low-Carbon Fuels, Cybersecurity/IT, and Compliance” above, including the footnotes and cross-references therein, for more details on our recent accomplishments, as well as for Use of Product GHG Emissions Intensity, and global refinery Scope 1 intensity and peers.

2025 PROXY STATEMENT	39

COMPENSATION DISCUSSION AND ANALYSIS

Valero’s Achievement of Performance Goals for 2024
The following table details the performance targets and final results of Valero’s achievements in 2024 for each of the components/sub-components of the annual bonus program’s Financial Performance Goal, Operational Performance Goals, and Strategic Execution Goals discussed above. The Bonus Percent Earned column represents bonus percent earned in 2024 based on the performance score for each component/sub-component percent weighting and in total, compared to target.
Annual Incentive Bonus Performance Goals and Achievements

Component	Weighting	Minimum	Target	Maximum	Achieved in 2024	Bonus Percent Earned
Financial Performance Goal
I.EPS, adjusted ($/share)	40.00%	$3.57	$14.30	$21.45	$8.48	23.72%
Operational Performance Goals
II.Health, Safety, and Environment	13.33%	0.00%	100.00%	200.00%	200.00%	26.66%
III.Mechanical Availability	13.33%	95.6%	96.2%	97.6%	97.1%	23.49%
IV.Refining Cash Operating Expense Management ($/EDC)	13.34%	$185	$157	$138	$132	26.68%
Subtotal	40.00%				Subtotal	76.83%
Strategic Execution Goals
V.Strategic Execution	20.00%	0.00%	100.00%	200.00%	200.00%	40.00%
Total	100.00%	Final Bonus Achieved and Total Payout:				140.55%

Our above-target annual incentive bonus achievement reflects high-level operational execution, significant earnings and stockholder returns, and excellent progress in executing key areas of our strategy.
The final 2024 bonus amounts paid to our named executive officers are summarized in the table below and were determined primarily as a function of: (i) our performance as measured against the annual incentive bonus objectives noted above, and (ii) the Committee’s assessment of each NEO’s individual performance, company performance, and stockholder outcomes in 2024.

	Riggs	Fraser	Simmons	Walsh	Fisher
Base Salary (1)	$1,650,000	$957,375	$931,500	$770,000	$698,625
Bonus Target Percentage of Base Salary	160%	100%	100%	85%	85%
Bonus Target Amount (2)	$2,640,000	$957,375	$931,500	$654,500	$593,831
Bonus Percentage Achieved (3)	140.55%	140.55%	140.55%	140.55%	140.55%
Earned Target Incentive Bonus (4)	$3,710,520	$1,345,591	$1,309,223	$919,900	$834,630
Bonus Amount Paid (5)	$3,710,520	$1,345,591	$1,309,223	$919,900	$834,630
Footnotes:
(1)Represents the NEO’s base salary as of December 31, 2024.
(2)Represents “Bonus Target Percentage of Base Salary” times “Base Salary.”
(3)Valero’s performance score for “Bonus Percentage Achieved” was 140.55 percent as detailed in the previous table.
(4)This amount is determined by multiplying “Bonus Target Amount” times “Bonus Percentage Achieved.”
(5)Represents the bonus amount disclosed in the Summary Compensation Table for each NEO in 2024.

LONG-TERM INCENTIVE AWARDS
Long-term incentive awards were granted to our NEOs in the form of performance share awards and restricted stock awards in February 2024 under our stockholder-approved equity compensation plan, our 2020 Omnibus Stock Incentive Plan (as amended, our “2020 OSIP"). For 2024, the mix of long-term incentives targeted to be awarded to our named executive officers was split evenly, on a share value and count basis, between grants of restricted stock and performance share awards.

40	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

We believe that these awards create a powerful link between the creation of stockholder value and executive pay delivered. In addition, we believe that the balance between absolute performance alignment through the annual incentive bonus program and restricted shares, and the relative performance objectives underscored by the relative TSR component of performance shares, is appropriate. In order for executives to fully realize their targeted opportunities, Valero must perform well and outperform the respective TSR performance of other members of the Performance Peer Group listed under “Administration of Executive Compensation Program—Peer Group and Benchmarking Data—Performance Peer Group” above.
For each NEO, a target value of long-term incentives is established and is expressed as a percentage of base salary. In establishing award sizes, the Committee makes primary reference to median peer company grant levels within the competitive survey data and makes individualized determinations of award sizes based on additional factors such as: each executive’s experience and contribution to company success, internal parity, retention, and management succession. In addition, an executive’s targeted award may be adjusted based upon the Human Resources and Compensation Committee’s determination of the NEO’s individual performance, which (for individuals other than our CEO) takes into consideration the recommendation of our CEO.
When administering long-term incentive awards, the number of shares awarded to our NEOs for each of restricted stock and performance shares is determined based on an average historical stock price that is used determine the number of shares needed to achieve the target value for the NEO. The values disclosed in the Summary Compensation Table and Grants of Plan-Based Awards Table for long-term incentives are calculated in accordance with SEC disclosure requirements (and relevant accounting standards) and can differ significantly from the values calculated for Target Total Pay, which, consistent with typical market practices, are used for administering compensation decisions, including long-term incentives. See the Summary Compensation Table and the Grants of Plan-Based Awards Table, and the footnotes related to such tables, for more information. The following table summarizes the target 2024 long-term incentive amounts awarded in February 2024:

	Riggs	Fraser	Simmons	Walsh	Fisher
Base Salary (1)	$1,650,000	$957,375	$931,500	$770,000	$698,625
LTI Target Percentage of Base Salary	700%	450%	450%	275%	275%
LTI Target Value (2)	$11,550,000	$4,308,188	$4,191,750	$2,117,500	$1,921,219
Restricted Stock Value Granted (3)	$5,775,000	$2,154,094	$2,095,875	$1,058,750	$960,609
Performance Shares Value Granted (3)	$5,775,000	$2,154,094	$2,095,875	$1,058,750	$960,610
Total LTI Value Granted (4)	$11,550,000	$4,308,188	$4,191,750	$2,117,500	$1,921,219
Footnotes:
(1)“Base Salary” is the NEO’s base salary as of the annual award grant date of February 22, 2024.
(2)Amounts are determined by multiplying “LTI Target Percentage of Base Salary” times “Base Salary.”
(3)Represents 50 percent of the “Total LTI Value Granted.”
(4)Represents the total value of 2024 annual LTI awards granted to our NEOs when administering 2024 LTI targets.

2025 PROXY STATEMENT	41

COMPENSATION DISCUSSION AND ANALYSIS

Performance Shares
Performance shares are payable in shares of Common Stock on their vesting dates. In 2024, shares of Common Stock were earned with respect to vesting performance shares only upon Valero’s achievement of (i) TSR objectives (measured in relation to the respective TSR of our peers, as described above), and/or (ii) the objective components of the Energy Transition Modifier discussed below under “Energy Transition Modifier.” See also “TSR Metric” immediately below. Shares not earned in a given performance period expire and are forfeited. Performance shares are also subject to potential forfeiture or proration if an executive’s employment is terminated prior to vesting. Upon termination through qualified retirement, any performance shares that (i) have not yet vested or been forfeited, and (ii) were granted at least one year prior to the date of retirement, continue to remain outstanding and vest according to their original vesting schedule. Any outstanding performance shares that were granted within one year of the effective date of a qualified retirement are prorated based on the number of months worked from the grant date to retirement, and the prorated number of performance shares thereafter vest according to their original vesting schedule. Upon (i) a voluntary termination by the employee other than a qualified retirement, or (ii) termination by Valero for “cause” (generally, illegal or gross misconduct), unvested performance shares will be forfeited. Upon termination (i) through death or disability, or (ii) by Valero other than for “cause,” the performance periods for any performance shares that have not yet vested or been forfeited are terminated as of such date, and vesting levels are determined based on the performance for each shortened performance period, if any. See also “Potential Payments Upon Termination or Change of Control” below for details on how outstanding performance shares are treated in the event of certain terminations following a change of control of Valero. The performance shares awarded in 2024 are subject to vesting in three increments. The primary performance measure for the 2024 performance share awards was relative TSR versus a peer group, weighted at 100 percent, with the application of an Energy Transition Modifier to preliminary vesting as discussed below under “Energy Transition Modifier.” Overall final performance vesting for 2024 grants is capped at 200 percent of target. The 2024 performance share awards also provided that if TSR was negative over the performance period, regardless of outperformance versus peers, then overall final performance vesting would be capped at 100 percent of target, and this potential cap applied to tranches of the 2023 and 2024 awards with performance periods ending in 2024.
TSR Metric. Our relative TSR performance is compared to the TSR of the members of our Performance Peer Group throughout the overall three-year performance period. Performance periods measure TSR based on the average historical closing stock prices just prior to the beginning and the end of the performance periods, including dividends (except for the XLE index, for which the change in the index price across the designated performance periods is measured as TSR). We apply a multi-day historical average stock price in calculating TSR, as the occurrence of anomalous events, often outside of a company’s control, towards the end of any year can create short-term stock price swings that are not reflective of actual performance over the course of the performance period. To reduce the disproportionate impact of such events and better align pay with actual performance over the performance period, in January 2025, the Committee determined that when measuring TSR for our performance share awards it was advisable to assess the average closing stock price over a greater number of days (consistent with many of our peers referenced herein), and this methodology was applied to the outstanding tranches of the 2024 performance share awards, including the first tranche that vested in January 2025, and prospectively beginning with 2025 awards. At the end of each performance period, our TSR for the period is compared to the respective TSR of the members of our Performance Peer Group (for such tranche). In February 2025, the Committee approved an amendment to our performance share awards (beginning with 2025 awards and including outstanding tranches of prior awards), such that going forward our performance share awards will vest solely on the basis of relative TSR as set forth in the applicable award agreement, continuing to target above the peer-median TSR and applying an overall cap on vesting at 200 percent of target, but without application of the Energy Transition Modifier or the cap related to negative TSR. The following chart details the performance outcomes based on our relative rank position as applied to the first tranche of the 2024 grants of performance shares and the second tranches of the 2023 annual and transitional grants, each of which had performance periods ending in 2024.
2023 and 2024 Grants: Relative TSR Performance Scale (Percent of Target Shares Earned)

	200%	200%	175%	150%	125%	100%	85%	65%	45%	25%	0%	0%
Relative Rank	1	2	3	4	5	6	7	8	9	10	11	12
NOTE: Shown as applied to the 12-company “Performance Peer Group” referenced above under the caption “Administration of Executive Compensation Program—Peer Group and Benchmarking Data,” inclusive of Valero.
As demonstrated in the graphic above, the number of shares of Common Stock earned at preliminary vesting is calculated based on Valero’s TSR performance versus the peers’ respective TSR. If Valero’s relative TSR ranking equals the first position above the median (6th of 12), 100 percent of the target shares are earned. As such, Valero’s TSR must exceed the peer median in order to achieve target performance.

42	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

If Valero ranks in the first or second overall position among the peers, 200 percent of the target shares are earned; if Valero ranks in the last or second-to-last overall position among the peers, zero percent of the target shares are earned. The shares earned based on Valero’s relative TSR performance represent the preliminary performance sub-total.

Our 2024 performance share design requires relative TSR performance above the peer median in order to achieve target performance.
Performance shares granted in 2022 utilized an 11-company (inclusive of Valero; excludes LyondellBassell Industries N.V., as previously disclosed) peer group for measuring relative TSR performance. Relative TSR performance outcomes for the final tranche of the 2022 performance share grants, which had a performance period ending in 2024, was determined based on the following performance scale.
2022 Grants: Relative TSR Performance Scale (Percent of Target Shares Earned)

	200%	200%	175%	150%	125%	100%	75%	50%	25%	0%	0%
Relative Rank	1	2	3	4	5	6	7	8	9	10	11
Final performance outcomes for the tranches of the 2022, 2023, and 2024 grants with performance periods ending in 2024 are detailed under “Vesting of Performance Shares With Performance Periods Ending in 2024” below.
Energy Transition Modifier. An Energy Transition performance measure was included in the performance share design for performance share grants in 2024 and was also included for tranches of the 2022 and 2023 grants with performance periods ending in 2024. The table below more fully details the two components of the Energy Transition Modifier established for applicable performance shares segments with performance periods ending in 2024 (segment one of the 2024 grants, segment two of the 2023 grants, and segment three of the 2022 grants), including the performance targets as approved by the Committee.

Adjustment to PS Sub-Total
Metric	Description*	Target**	If Meet or Exceed (as applicable)	If Fail to Meet or Exceed (as applicable)
GHG Emissions Reductions/ Displacements vs. Annual Target	2024 GHG emissions reductions and displacements results exceeds the target	>69.0%	Add 12.5 absolute percentage points	Subtract 12.5 absolute percentage points
Investments in Low-Carbon Initiatives as a Percent of Growth CapEx Attributable to Valero	Final three-year trailing average percentage of growth CapEx attributable to Valero for low-carbon initiatives meets or exceeds the target	≥40.0%	Add 12.5 absolute percentage points	Subtract 12.5 absolute percentage points

*See “Additional Highlights—Low-Carbon Fuels, Cybersecurity/IT, and Compliance” above, including the footnotes and cross-references therein.
**Reflects an annual target for performance shares with performance periods ending in 2024 that assesses whether we generate reductions/displacements equivalent to more than 69% of the tonnage from our global refinery GHG emissions (Scope 1 and 2).
For performance shares with performance periods ending in 2024, the Energy Transition performance measure served as a modifier to the preliminary sub-total performance results as determined at the end of the performance period for the primary performance metric of the applicable performance shares grant. If performance met or exceeded target (as applicable) in both of the Energy Transition metrics, 25 absolute percentage points were added to the preliminary sub-total performance results for additional shares earned (though not to exceed the 200 percent overall vesting cap and subject to the cap on payouts at target upon negative TSR over the performance period). If performance met or exceeded target (as applicable) on one metric but failed to meet or exceed target (as applicable) on the other, no change was made to the preliminary sub-total performance results. If both metrics failed to meet or exceed target (as applicable), 25 absolute percentage points were subtracted from the preliminary sub-total performance results to reduce the shares earned. See “2024 Energy Transition Modifier Results” below for actual 2024 results based on performance relative to these components. See also “TSR Metric” above.

2025 PROXY STATEMENT	43

COMPENSATION DISCUSSION AND ANALYSIS

Other Performance Share Design Details. Additional shares of Common Stock may be earned based on the accumulated value of dividends paid on Valero’s Common Stock during the pertinent performance period. The amount of accumulated dividends is multiplied by the aggregated shares of Common Stock earned (if any) for the performance shares, and the product is divided by the fair market value of the Common Stock on the performance shares’ vesting date. The resulting amount is paid in a whole number of shares of Common Stock. The value of the dividends credited to the outstanding performance shares is paid to participants only to the extent that the underlying performance shares earn shares of Common Stock, based on Valero’s performance under the terms of the award. In order to facilitate executives’ payment of taxes due upon the vesting of performance shares without selling shares earned, executives can designate up to 50 percent of the value of the after-tax vested shares of Common Stock to be delivered in cash. If a cash payment is elected, the total number of after-tax shares to be delivered is multiplied by the fair market value of the Common Stock on the performance shares’ vesting date, and the product is multiplied by the cash payment election percentage designated by the award recipient. The resulting amount is paid in cash, with the remainder paid in shares of Common Stock. Valero utilizes a three-year ratable vesting schedule for performance shares in order to align executives’ realized pay as delivered through performance shares with the most appropriate representation of company performance over the duration of the three-year performance period when compared to members in the Performance Peer Group (and as measured through relative TSR). The volatile nature of commodity pricing that characterizes our primary feedstocks, as well as the resulting fuels and other products that are sold to customers, can result in significant swings in short-term product margins and company earnings. Valero’s ratable vesting schedule helps reduce the risk of a payout that is disproportionately influenced (either positively or negatively) by short-term stock swings caused by these disruption events occurring at either the font-end, back-end, or both, which can occur in a single segment three-year cliff vesting model. Three separate segments for performance share grants (granted in 2022, 2023, and 2024) had performance periods ending December 31, 2024, and vested in January 2025. Each vesting segment utilized relative TSR and the Energy Transition Modifier as performance metrics.
Vesting of Performance Shares With Performance Periods Ending in 2024. The final vesting percentages for the segments of the 2022, 2023, and 2024 grants with performance periods ending in 2024 are set forth in the following tables. Further details regarding results of our Energy Transition Modifier for performance periods ending in 2024 are set forth below under ”2024 Energy Transition Modifier Results.”

Performance Shares Grant (Year & Segment)	Final Percentile TSR Ranking Versus Peers	Vesting Percentage of Target (Target = 100%) (Range of 0% to 200%)
2022 (3rd of 3 Segments)	4 of 11	150.00%
Preliminary Vesting Percentage of Target:		150.00%
	Results	% Added/Subtracted
Energy Transition Modifier	Both metrics exceeded target threshold	+25.00%
Final Vesting Percentage of Target		175.00%

Performance Shares Grant (Year & Segment)	Final Percentile TSR Ranking Versus Peers	Vesting Percentage of Target (Target = 100%) (Range of 0% to 200%)
2023 (2nd of 3 Segments)	3 of 12	175.00%
Preliminary Vesting Percentage of Target:		175.00%
	Results	% Added/Subtracted
Energy Transition Modifier	Both metrics exceeded target threshold	+25.00%
Final Vesting Percentage of Target		200.00%

44	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Performance Shares Grant (Year & Segment)	Final Percentile TSR Ranking Versus Peers	Vesting Percentage of Target (Target = 100%) (Range of 0% to 200%)
2024 (1st of 3 Segments)	3 of 12	175.00%
Preliminary Vesting Percentage of Target:		175.00%
	Results	% Added/Subtracted
Energy Transition Modifier	Both metrics exceeded target threshold	+25.00%
Final Vesting Percent of Target		200.00%
2024 Energy Transition Modifier Results. The final Energy Transition Modifier results for the performance periods ending in 2024 are as follows:

	Metric*	Target	Results	% Added/Subtracted
Energy Transition Modifier	GHG Emissions Reductions/Displacements vs. Annual Target**	>69.00%	Exceeded the target	+ 12.50%
	Investments in Low-Carbon Initiatives as a Percent of Growth CapEx Attributable to Valero***	≥40.00%	Exceeded the target	+ 12.50%
Total % Added/Subtracted				+25.00%
*See “Additional Highlights—Low-Carbon Fuels, Cybersecurity/IT, and Compliance” above, including the footnotes and cross-references therein. See also “TSR Metric” above.
**Reflects an annual target for performance shares with performance periods ending in 2024 that assesses whether we generate reductions/displacements equivalent to more than 69% of the tonnage from our global refinery GHG emissions (Scope 1 and 2).
***Reflects investments in low-carbon initiatives as a percent of three-year trailing average growth CapEx attributable to Valero. Growth CapEx attributable to Valero is described and reconciled in our respective annual report on Form 10-K for each of the years ended December 31, 2024, 2023, and 2022 (referred to as growth capital investments in the respective Form 10-Ks).
The vesting outcomes set forth above for Valero’s previously granted and outstanding performance shares which had performance periods ending in 2024 effectively demonstrates the alignment of Valero’s LTI program to the interests of Valero’s stockholders.
Restricted Stock
Restricted stock targets represent the remaining 50 percent of each executive’s long-term incentive target on a share value and count basis. Restricted stock vests over a period (at least three years) as determined by the Committee, and is subject to forfeiture if an executive or Valero terminates his or her employment prior to vesting (other than upon eligible retirement, death, or a qualified termination following a change of control). Dividends are paid on shares of restricted stock as and when dividends are declared and paid on our outstanding Common Stock. Our mix of long-term incentives provides an appropriate balance between the pay for performance attributes of performance shares and the equity alignment and retentive qualities of restricted shares. This mix also generally aligns with market practices, and thus supports recruitment and retention of top-quality executive talent.

PERQUISITES AND OTHER BENEFITS
Consistent with our goal of providing compensation and benefits that are generally aligned with market practices among our peers, NEOs are eligible to receive reimbursement for club dues, federal income tax preparation, home security protection, medical concierge services, an annual health examination, personal liability insurance coverage, excess individual long-term disability insurance coverage, the accompaniment of Valero security personnel at certain events, and an annual allowance for the purchase of specified health and welfare benefits. We also occasionally permit certain limited non-business use of Valero’s corporate facilities and corporate aircraft, including, for example, for a spouse to accompany an executive on certain travel. Use of corporate aircraft is subject to our corporate aircraft policy and is reviewed annually by our Chief Compliance Officer.

2025 PROXY STATEMENT	45

COMPENSATION DISCUSSION AND ANALYSIS

For security and efficiency reasons, Mr. Riggs is required to use the corporate aircraft for all business and personal travel whenever it is feasible. The conclusions of an independent third-party expert that we engaged to conduct a security assessment study also provide support for such determination. Mr. Riggs has entered into an Aircraft Time Sharing Agreement pursuant to which Mr. Riggs reimburses Valero for certain personal travel within amounts permitted under U.S. Federal Aviation Administration (“FAA”) regulations. The Aircraft Time Sharing Agreement was approved by the Audit Committee, following discussion with the full Board, and the transactions and relationships thereunder are reviewed on an annual basis as described under “Additional Information—Board Independence, Related Party Matters, and Beneficial Ownership” below. A copy of the form of such agreement is also filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2024. In connection with certain corporate meetings and functions, we also often provide certain items such as small gifts (e.g., travel bags and clothing/attire). We do not provide NEOs automobiles, automobile allowances, or other supplemental executive medical coverage. In determining the total compensation payable to our NEOs, the Human Resources and Compensation Committee considers perquisites in the context of the total compensation which our named executive officers are eligible to receive. We believe the benefit Valero receives from providing these perquisites significantly outweighs the cost of providing them. The Committee also periodically reviews these arrangements as needed to ensure they meet business needs and remain in line with market practices. For more information about these and any other perquisites, including their reportable values based on the incremental costs to us and the valuation methodology, see the “All Other Compensation” column of the Summary Compensation Table and related footnotes.
We provide other benefits, including medical, life, dental, and disability insurance in line with competitive market conditions. Our NEOs are eligible for the same or similar benefit plans provided to our other employees, including the Valero Energy Corporation Thrift Plan (“Thrift Plan”) and insurance and certain supplemental benefit plans chosen and paid for by employees who desire additional coverage. Consistent with typical practices among our peers, NEOs and other employees whose compensation exceeds certain limits are eligible to participate in nonqualified excess benefit programs whereby larger contributions can be made than allowed under the qualified plan rules, which allows for receipt of correspondingly higher benefits. These plans are described below.

POST-EMPLOYMENT BENEFITS
Pension Plans
We have a noncontributory defined benefit Pension Plan in which most of our employees, including our named executive officers, are eligible to participate and under which contributions by individual participants are neither required nor permitted. We also have a noncontributory, nonqualified Excess Pension Plan and a noncontributory, nonqualified Supplemental Executive Retirement Plan (“SERP”), which provide supplemental pension benefits to certain highly compensated employees. Our named executive officers are participants in the SERP. The SERP is offered to support recruitment and retention of critical executive talent. The Excess Pension Plan and the SERP provide eligible employees with additional retirement savings opportunities that cannot be achieved with tax-qualified plans due to Internal Revenue Code (the “Code”) limits on (i) annual compensation that can be taken into account under qualified plans, or (ii) annual benefits that can be provided under qualified plans. These plans are further described under “Executive Compensation—Post-Employment Compensation” below.
Nonqualified Deferred Compensation Plans
Deferred Compensation Plan. Our NEOs are eligible to participate in our Deferred Compensation Plan (“DC Plan”). The DC Plan is offered to align with competitive practices among our peers, and thereby support recruitment and retention of executive talent. The DC Plan permits eligible employees to defer a portion of their salary and/or bonus to a specified date, at least three years after the year of the deferral election. Under the DC Plan, each year eligible employees are permitted to elect to defer up to 30 percent of their salary and/or 50 percent of their cash bonuses to be earned for services performed during the following year. We have not made discretionary contributions to participants’ accounts, and currently we have no plans to do so. All amounts credited under the DC Plan (other than discretionary credits) are immediately 100 percent vested. Any discretionary credits, if ever granted, will vest in accordance with the vesting schedule determined at the time of the grant of discretionary credits. Participant accounts are credited with earnings (or losses) based on investment fund choices made by the respective participant among available funds selected by Valero’s Benefit Plans Administrative Committee.
Excess Thrift Plan. Our Excess Thrift Plan provides benefits to participants in our Thrift Plan whose annual additions to the Thrift Plan are subject to the limitations on annual additions as provided under Section 415 of the Code, and/or who are constrained from making maximum contributions under the Thrift Plan by Section 401(a)(17) of the Code, which limits the amount of an employee’s annual compensation which may be taken into account under that plan. The Excess Thrift Plan is: (i) an “excess benefit plan” as defined under Section 3(36) of the Employee Retirement Income Security Act of 1974 (“ERISA”), and (ii) a plan that is unfunded and maintained primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees. Additional information about these plans (including any contributions made under nonqualified defined contribution and other deferred compensation plans) is presented under “Nonqualified Deferred Compensation” below.

46	2025 PROXY STATEMENT

COMPENSATION DISCUSSION AND ANALYSIS

Change of Control Severance Arrangements
We have change of control severance agreements with each of our named executive officers. The agreements are generally aligned with typical practices and are intended to assure the continued availability of the NEO in the event of any change of control of Valero that would likely threaten the job security of many top executives. These arrangements are also intended to maintain executive focus and productivity in a period of uncertainty. If a change of control occurs during the term of an agreement, the agreement becomes operative for a fixed three-year period. The agreements provide generally that the NEO’s terms and conditions of employment will not be adversely changed during the three-year period after a change of control. For information regarding payments that may be made under these agreements, see the disclosures under “Potential Payments Upon Termination or Change of Control” below.
Accounting and Tax Treatment

ACCOUNTING TREATMENT
Compensation expense for our share-based compensation plans is based on the fair value of the awards granted and is recognized in income on a straight-line basis over the shorter of (i) the requisite service period of each award, or (ii) the period from the grant date to the date retirement eligibility is achieved if that date is expected to occur during the vesting period established in the award. Specific components of our stock-based compensation programs are discussed in Note 14 of Notes to Consolidated Financial Statements in Valero’s annual report on Form 10-K for the year ended December 31, 2024.

TAX TREATMENT
Section 162(m) of the Code generally limits the deductibility of compensation paid to certain top executives to $1 million. In previous years, there was an exemption from this $1 million deduction limit for compensation payments that qualified as “performance-based” under applicable regulations. However, the enactment of the Tax Cuts and Jobs Act of 2017 eliminated the performance-based compensation exemption, except with respect to certain grandfathered arrangements. Prospectively, for pay vehicles granted and earned in 2020 and beyond, the Tax Cuts and Jobs Acts of 2017 eliminated the deductibility of most components of pay to certain top executives to the extent that such pay exceeds $1 million in a year. Consistent with Valero’s historic approach to deductibility under former Section 162(m), the Committee will continue to exercise flexibility and discretion in determining whether any given form of pay should be designed and administered to qualify for full deductibility.
Compensation-Related Policies

POLICY ON VESTING OF PERFORMANCE SHARES UPON CHANGE OF CONTROL OF VALERO
Our Board has adopted a policy regarding the vesting of performance shares upon a change of control of Valero. The policy provides that performance shares granted to participants under Valero’s equity incentive plans will not vest automatically upon the date of a change of control (as defined in the applicable plan) of Valero. The policy further provides that in making awards of performance shares to participants, the Human Resources and Compensation Committee may provide in the award agreement with the participant that if a participant’s employment with Valero is terminated following a change of control, any unvested performance shares held by the participant will vest on a partial, pro rata basis (depending on length of service during the performance period) on the date of the participant’s termination of employment, with such qualifications for an award as the Committee may determine. This policy is available on our website at www.valero.com > Investors > ESG > Governance Documents > Governance Policies.

EXECUTIVE COMPENSATION CLAWBACK POLICY
Under our Executive Compensation Clawback Policy, in addition to the restatement events under the SEC’s and NYSE’s executive compensation clawback requirements, in the event of a material restatement of our financial results, the Board (or appropriate committee), will review all bonuses and other incentive and equity compensation awarded to our executive officers. The policy goes beyond the minimum requirements of the SEC and the NYSE and in addition to, but not in lieu of, those requirements, also provides that if such bonuses and other incentive and equity compensation would have been lower had they been calculated based on such restated results, the Board (or appropriate committee) will, to the extent permitted by governing law and as appropriate under the circumstances, seek to recover for the benefit of Valero all or a portion of the specified compensation awarded to executive officers whose fraud or misconduct caused or partially caused such restatement, as determined by the Board (or appropriate committee). In all cases, however, under our Executive Compensation Clawback Policy, we must always comply with the minimum SEC and NYSE clawback requirements to the extent a recovery of erroneously awarded compensation would be required thereunder. This policy is available on our website at www.valero.com > Investors > ESG > Governance Documents > Governance Policies.

2025 PROXY STATEMENT	47

COMPENSATION DISCUSSION AND ANALYSIS

INSIDER TRADING POLICY
We have insider trading policies and procedures that govern the purchase, sale, and other dispositions of our securities by directors, officers, and employees. We believe these policies and procedures are reasonably designed to promote compliance with insider trading laws, rules, and regulations and applicable listing standards. A copy of our Securities Trading Policy is filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2024. This policy also applies to Valero itself.

PROHIBITION AGAINST HEDGING AND PLEDGING
Our policies prohibit our directors, officers, and employees from speculating in our stock, which includes short selling (profiting if the market price of our stock decreases), purchasing, selling, or writing calls (including covered calls), puts, or other options (including publicly traded third-party options), hedging, or any other type of derivative arrangement that has a similar economic effect. In addition, under our Stock Ownership and Retention Guidelines, our directors and officers are prohibited from pledging shares of Common Stock as collateral or security for indebtedness. Compliance with the guidelines is monitored by the Human Resources and Compensation Committee. The full text of our guidelines is included in our Corporate Governance Guidelines, which is available on our website at www.valero.com > Investors > ESG > Governance Documents > Governance Documents.

COMPENSATION CONSULTANT DISCLOSURE POLICY
Per the terms of our Compensation Consultant Disclosure Policy, Valero will make certain disclosures pertaining to compensation consultants in our proxy statements for annual meetings of stockholders. For any compensation consultant retained by the Committee to provide compensation advice with respect to the compensation disclosed in the Summary Compensation Table in the proxy statement, we will disclose (i) the total fees paid annually to the consultant for compensation-related services and non-compensation-related services; (ii) a description of any non-compensation-related services provided by the consultant; and (iii) any services that the consultant has provided to senior executives of Valero and the nature of those services. The policy is available on our website at www.valero.com > Investors > ESG > Governance Documents > Governance Policies.

STOCK OWNERSHIP AND RETENTION GUIDELINES
We have adopted stock ownership and retention guidelines applicable to our officers and non-employee directors. The guidelines require that non-employee directors acquire and hold during their service shares of Valero Common Stock equal in value to at least five times their annual cash retainer. For non-employee directors, in addition to vested shares of Valero Common Stock, restricted stock units and any shares of Valero Common Stock, the receipt of which has been deferred, count towards meeting the stock ownership requirements. Officers and non-employee directors have five years after becoming subject to the guidelines to meet the requisite ownership threshold and, once attained, are expected to continuously own sufficient shares to meet that threshold. For officers, in addition to vested shares of Valero Common Stock, restricted shares and any shares of Valero Common Stock, the receipt of which has been deferred, count towards meeting the stock ownership requirements. Any unvested stock options and unearned performance shares do not count towards meeting the stock ownership requirements.

In February 2023, in the interest of ensuring our guidelines and policies support the appropriate alignment of our officers’ equity compensation with the long-term interests of stockholders, the Committee (along with the Nominating and Corporate Governance Committee) recommended and the Board approved a 50 percent increase to our Stock Ownership and Retention Guidelines for senior executives from prior levels.

The guidelines applicable to our officers as of December 31, 2024, are stated below and require more ownership for our CEO and President (as a percent of salary) than median practices among our peers, and more broadly, among S&P 500 companies.

Officer Position	Value of Shares Owned
Chief Executive Officer	7.5x Base Salary
President	4.5x Base Salary
Executive Vice Presidents	3.0x Base Salary
Senior Vice Presidents	1.5x Base Salary
Vice Presidents	1.0x Base Salary
As of December 31, 2024, all NEOs, including our CEO and President, met the stock ownership requirements as described above.

48	2025 PROXY STATEMENT

HUMAN RESOURCES AND COMPENSATION COMMITTEE REPORT

The following Human Resources and Compensation Committee Report is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference into any of Valero’s filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein, unless specifically identified in such filing as being incorporated by reference in such filing.
The Human Resources and Compensation Committee has reviewed and discussed with management the Compensation Discussion and Analysis included under “Compensation Discussion and Analysis” above. Based on that review and discussion, the Human Resources and Compensation Committee recommended to our Board that the Compensation Discussion and Analysis be included in this proxy statement and also be incorporated by reference into our annual report on Form 10-K for the period ended December 31, 2024.
Members of the Human Resources and Compensation Committee:
Rayford Wilkins, Jr., Chair
Robert A. Profusek
Randall J. Weisenburger

2025 PROXY STATEMENT	49

COMPENSATION CONSULTANT DISCLOSURES

Our Human Resources and Compensation Committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel, or other adviser, and is directly responsible for the appointment, compensation, and oversight of the work of any compensation consultant, independent legal counsel, or other adviser retained by the committee. Valero is obligated to provide appropriate funding for the committee’s retention of any such consultant, counsel, or adviser.
In 2024, the Human Resources and Compensation Committee retained Exequity LLP as an independent compensation consultant. The Human Resources and Compensation Committee directed Exequity to provide to the committee objective expert analysis and independent advice regarding executive and director compensation, and related disclosures and engagement efforts. For the 2024 executive and director compensation services rendered to the committee, Exequity earned professional fees of $196,771. Exequity did not provide other consulting services to the Human Resources and Compensation Committee, to Valero, or to any senior executives of Valero. Exequity is an independent adviser as determined under the SEC’s rules and the NYSE’s listing standards.
During 2024, Exequity’s executive and director compensation consulting services included:
•assistance with establishing our overall executive compensation philosophy in light of our business strategies;
•assistance with selecting peer and comparator companies for benchmarking executive pay and monitoring Valero’s performance;
•assessment of competitive pay for our executives, with separate analyses of base salary, annual incentive compensation, long-term incentive compensation, and the relationship between company performance and executive pay;
•assessment of, and recommendations for, our annual incentive bonus plan/program;
•assessment of, and recommendation of enhancements to, our long-term incentive program strategy, including (i) the design of an appropriate mix of equity incentive vehicles; (ii) determination of performance measures and measurement techniques; and (iii) determination of competitive equity grant guidelines consistent with our overall pay philosophy;
•updates on trends and developments in executive compensation, new regulatory issues, and best practices;
•assessment of competitive pay for our directors; and
•assistance with our say-on-pay engagement and response, and with proxy statement disclosures.

50	2025 PROXY STATEMENT

EQUITY COMPENSATION PLAN INFORMATION

The following table presents information regarding our equity compensation plans as of December 31, 2024.

	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)(#)	Weighted- Average Exercise Price of Outstanding Options, Warrants and Rights (b)($) (1)	Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in column (a)) (c)(#) (2)
Approved by stockholders:
2020 Omnibus Stock Incentive Plan	362,815 (3)	—	11,283,380
Not approved by stockholders:
none	—	—	—
Total	362,815	—	11,283,380
Footnotes:
(1)With respect to our 2020 OSIP, the weighted-average exercise price cannot be calculated because all of the applicable outstanding awards under the plan are performance shares and stock units, neither of which has an exercise price. Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024.
(2)On April 30, 2020, our stockholders approved our 2020 OSIP and, as a result, effective as of such date no further awards were permitted to be made under our 2011 Omnibus Stock Incentive Plan (“2011 OSIP”). Securities available for future issuance under our 2020 OSIP can be issued in various forms, including but not limited to, restricted stock, performance shares, stock unit awards, and stock options. The total number of securities remaining available for issuance under our 2020 OSIP as of December 31, 2024, includes shares of Common Stock previously subject to awards under our 2011 OSIP that, between April 30, 2020, and December 31, 2024, were forfeited, terminated, canceled or rescinded, settled in cash in lieu of Common Stock, exchanged for awards not involving Common Stock, or expired unexercised. As of December 31, 2024, there were no awards issued under the 2011 OSIP that remained outstanding.
(3)Represents the gross number of shares of Common Stock subject to awards under our 2020 OSIP outstanding as of December 31, 2024, which consists of 32,839 shares of Common Stock associated with outstanding stock units, and 329,976 shares of Common Stock associated with outstanding performance shares at target.
Our equity compensation plan and arrangements are further described in Note 14 of Notes to Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2024.

2025 PROXY STATEMENT	51

EXECUTIVE COMPENSATION

The following tables disclose compensation paid to or earned by our named executive officers for 2024. We use captions and headings in these tables that correspond to the SEC regulations requiring these disclosures. The footnotes to these tables provide important information to explain the values presented in the tables.

Summary Compensation Table
This table summarizes the compensation paid to our named executive officers in fiscal years 2024, 2023, and 2022. The elements of compensation listed in the table are described in the “Compensation Discussion and Analysis” section of this proxy statement and in the table’s footnotes. The principal position listed below for each named executive officer reflects his current role.

Name and Principal Position (1)	Year	Salary ($)	Stock Awards ($) (2)(3)	Non-Equity Incentive Plan Compensation ($) (4)	Change in Pension Value and Non- qualified Deferred Compensation Earnings ($) (5)	All Other Compensation ($) (6)	Total ($)	Total Excluding Change in Pension Value ($) (7)
R. Lane Riggs, Chairman of the Board, Chief Executive Officer and President	2024	1,650,000	10,820,463	3,710,520	5,917,094	314,215	22,412,292	16,495,198
	2023	1,250,000	8,635,908	3,352,046	6,723,177	179,801	20,140,932	13,417,755
	2022	1,015,000	5,044,102	2,233,000	—	130,714	8,422,816	8,422,816
Jason W. Fraser, EVP and Chief Financial Officer	2024	957,375	4,791,778	1,345,591	528,398	103,711	7,726,853	7,198,455
	2023	925,000	5,294,801	1,790,985	2,430,036	168,900	10,609,722	8,179,686
	2022	875,000	3,711,181	1,750,000	—	112,389	6,448,570	6,448,570
Gary K. Simmons, EVP and Chief Operating Officer	2024	931,500	4,171,238	1,309,223	1,478,054	153,917	8,043,932	6,565,878
	2023	818,333	3,842,061	1,599,785	4,365,732	129,908	10,755,819	6,390,087
	2022	725,000	2,530,639	1,450,000	—	133,480	4,839,119	4,839,119
Richard J. Walsh, EVP and General Counsel	2024	770,000	2,196,693	919,900	856,773	134,151	4,877,517	4,020,744
	2023	675,000	2,191,857	1,110,895	1,838,871	99,666	5,916,289	4,077,418
	(8)
Eric A. Fisher, SVP Product Supply, Trading and Wholesale	2024	698,625	2,029,759	834,630	418,962	116,691	4,098,667	3,679,705
	(8)
	(8)
Footnotes to Summary Compensation Table:
(1)The persons listed in this table are Valero’s “named executive officers” per Item 402(a)(3) of SEC Regulation S-K. Information regarding the 2024 compensation for Mr. Gorder, who retired as Executive Chairman and as a member of the Board effective as of the close of business on December 31, 2024, and retired as an employee in January 2025, is set forth within a separate table under “Director Compensation” below. Mr. Gorder was not a named executive officer for 2024 per Item 402(a)(3) of SEC Regulation S-K. Additional details regarding the 2023 and 2024 role transitions for Mr. Gorder and Mr. Riggs are set forth under “How Our Board is Structured, Governed, and Operates—Our Board’s Leadership Structure and Strong Independent Oversight—Recent Transition of Our Chairman of the Board” above.
(2)The amount shown is the “grant date fair value” of stock awards (restricted stock and performance shares) computed under Financial Accounting Standards Board Accounting Standards Codification Topic 718, Compensation–Stock Compensation (“FASB ASC Topic 718”). The grant date fair values disclosed above differ from the NEO’s target value of stock awards due to reasons more fully described in “Compensation Discussion and Analysis” and below in this footnote. The 2024 target values of stock awards as administered to the NEOs were: Mr. Riggs ($11,550,000), Mr. Fraser ($4,308,188), Mr. Simmons ($4,191,750), Mr. Walsh ($2,117,500), and Mr. Fisher ($1,921,219). The final value realized by each NEO will be determined at a later date upon award vesting. Target pay for our NEOs is described more fully in “Compensation Discussion and Analysis.” The grant date fair values disclosed under FASB ASC Topic 718 for our performance share awards also include the values of certain tranches of unvested (as of December 31, 2024) performance shares that were originally awarded in years prior to the fiscal year shown in the table.
(footnote (2) continues on the following page)

52	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Footnotes to Summary Compensation Table (cont’d):
footnote (2) continued
Computations of 2024 grant date fair values and highest level of possible performance values for performance shares are detailed in the Grants of Plan-Based Awards Table and related footnotes. Amounts in the “Stock Awards” column for 2024 include the following:

	Riggs	Fraser	Simmons	Walsh	Fisher
Restricted Stock	5,663,027	2,112,149	2,055,916	1,038,244	942,238
Performance Shares	5,157,436	2,679,629	2,115,322	1,158,449	1,087,521
Total (in dollars)	10,820,463	4,791,778	4,171,238	2,196,693	2,029,759
For restricted stock and performance share awards, the grant date fair values disclosed differ from the NEO’s target value due to the difference between (i) the stock price used to determine the number of shares granted to achieve the target value (based on an average historical closing stock price prior to grant), and (ii) the grant date fair value of the award as computed under FASB ASC Topic 718. The 2024 target values of restricted stock awards were: Mr. Riggs ($5,775,000), Mr. Fraser ($2,154,094), Mr. Simmons ($2,095,875), Mr. Walsh ($1,058,750), and Mr. Fisher ($960,609). The 2024 target values of performance share grants were: Mr. Riggs ($5,775,000), Mr. Fraser ($2,154,094), Mr. Simmons ($2,095,875), Mr. Walsh ($1,058,750), and Mr. Fisher ($960,610). For performance shares, the 2024 grant date fair values disclosed represent the aggregated fair values of three tranches from three separate award years as required under FASB ASC Topic 718 (i.e., first tranche of the 2024 award, second tranche of the July 1, 2023, transitional award to Mr. Riggs, second tranche of the July 20, 2023, transitional awards to Mr. Simmons and Mr. Fisher, second tranche of the February 2023 annual award, and third tranche of the 2022 award). These are deemed to be five separate grants for determining fair value and each is deemed to have a grant date in 2024 per FASB ASC Topic 718. As noted in the Grants of Plan-Based Awards Table and related footnotes, the expected conversion rate (probable outcome) for each of these awards determines a unique fair value per share for each award tranche.
(3)Valero did not grant any stock options to our NEOs in 2024, 2023, or 2022 and Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024. More details about the restricted stock and performance shares granted in 2024 is set forth in the Grants of Plan-Based Awards Table and related footnotes, and “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Awards.” See also Note 14 of Notes to Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2024.
(4)Represents amounts earned by our NEOs under our annual incentive bonus plan/program, as described under “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Bonus.”
(5)This column represents the sum of the change in pension value and nonqualified deferred compensation earnings for each of our NEOs. There are no above-market or preferential earnings on non-tax-qualified deferred compensation amounts included in the table presented above. The NEOs participate in the same pension and nonqualified deferred compensation plans as similarly situated Valero employees. The disclosures under “Post-Employment Compensation” below discuss these plans and the present value assumptions used in these calculations. See also Note 13 of Notes to Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2024, “Post-Employment Benefits” in “Compensation Discussion and Analysis,” and “Nonqualified Deferred Compensation” below, as well as footnote (7) below.
(6)Amounts listed as “All Other Compensation” for 2024 are composed of the following items. Any amount in excess of $10,000 (whether or not such amount may be deemed to be a perquisite or other personal benefit) is separately quantified.
For Mr. Riggs: Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($91,350) • Valero-provided dollars for the purchase of health and welfare benefits ($33,310) • home security • U.S. tax gross-up payment for home security imputed income • personal security protection • reimbursement of club membership dues • executive physical exam • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • personal use of corporate aircraft ($124,925) • individual excess liability insurance ($12,243) • individual disability insurance • small gifts in connection with corporate meetings and functions • personal use of corporate facilities.
For Mr. Fraser: Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($24,754) • Valero-provided dollars for the purchase of health and welfare benefits ($30,003) • home security • U.S. tax gross-up payment for home security imputed income • reimbursement of club membership dues • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • individual excess liability insurance ($12,243) • individual disability insurance • small gifts in connection with corporate meetings and functions • personal use of corporate facilities • tax return preparation.
(footnote (6) continues on the following page)

2025 PROXY STATEMENT	53

EXECUTIVE COMPENSATION

Footnotes to Summary Compensation Table (cont’d):
footnote (6) continued
For Mr. Simmons: Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($41,055) • Valero-provided dollars for the purchase of health and welfare benefits ($33,142) • home security • U.S. tax gross-up payment for home security imputed income • reimbursement of club membership dues ($13,586) • executive physical exam • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • personal use of corporate aircraft ($17,629) • U.S. tax gross-up payment for imputed income on limited spousal accompaniment on certain travel • individual excess liability insurance • individual disability insurance • small gifts in connection with corporate meetings and functions • personal use of corporate facilities.
For Mr. Walsh: Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($29,750) • Valero-provided dollars for the purchase of health and welfare benefits ($33,310) • home security ($18,281) • U.S. tax gross-up payment for home security imputed income ($11,861) • executive physical exam • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • individual excess liability insurance • individual disability insurance • small gifts in connection with corporate meetings and functions.
For Mr. Fisher: Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($24,754) • Valero-provided dollars for the purchase of health and welfare benefits ($33,129) • home security • U.S. tax gross-up payment for home security imputed income • reimbursement of club membership dues • executive physical exam • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • individual excess liability insurance • individual disability insurance • small gifts in connection with corporate meetings and functions • personal use of corporate facilities • tax return preparation.
Overview of Valuation Methodology
We value the cost of the benefits above at the incremental cost to Valero of providing such benefits with respect to an NEO. The primary purpose of our facilities and corporate aircraft is for business and, as a result, the incremental costs associated with personal use of such items does not include fixed costs that do not change based on usage, including fixed costs with respect to limited family accompaniment or use in connection with an executive’s business use that is integrally and directly related to their duties. To the extent we do not incur any incremental costs, no additional compensation is included as part of the total compensation of our named executive officers. However, any incremental costs that we do incur and that are incidental to such business use of an item are included in such total. In the case of personal use of corporate aircraft, the amount reported is the incremental cost of providing the benefit with respect to such NEO, which primarily includes fuel costs and airport costs (including “deadhead” flights), as well as any incidental costs, such as for the crew or related to limited family accompaniment, and in the case of Mr. Riggs, less any amounts reimbursed by Mr. Riggs to Valero as permitted by FAA regulations under the Aircraft Time Sharing Agreement that he entered into. Reimbursements are allocated to the flight to which they relate but may be paid in a different year due to administration under the agreement.
(7)The values in this column represent “Total” compensation for the NEOs when excluding the year-over-year changes to the present values of accumulated benefits under the pension plans and any nonqualified deferred compensation earnings. The year-over-year changes to the present values of accumulated benefits under the pension plans are volatile and can change significantly from year-to-year due to the actuarial assumptions used in a given year (primarily the discount rates used to determine the present value of accumulated benefits). This year, these amounts increased significantly year-over-year, particularly for Mr. Riggs and Mr. Simmons, primarily due to our NEOs getting one year closer to assumed retirement, our NEOs completing an additional year of service, and increases in 2024 pay levels as discussed under “Compensation Discussion and Analysis—Elements of Executive Compensation—Base Salaries.” Given such volatility, the amounts reported in this column are calculated by subtracting the change in pension values reported in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column from the amounts reported in the “Total” compensation column. Amounts reported in this column differ from, and are not substitutes for, the amounts reported in the “Total” compensation column. See also footnote (5) above, “Post-Employment Compensation,” and “Nonqualified Deferred Compensation” below, and “Post-Employment Benefits” in “Compensation Discussion and Analysis.”
(8)Mr. Walsh was not a named executive officer for 2022 and Mr. Fisher was not a named executive officer for 2023 and 2022.

54	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Grants of Plan-Based Awards
The following table describes plan-based awards for our named executive officers in 2024.

			Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards			All Other Stock Awards: Number of Shares of Stock or Units (#)	Grant Date Fair Value of Stock and Option Awards ($) (1)
Name	Grant Date		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
R. Lane Riggs	n/a	(2)	–	2,640,000	5,280,000
	02/22/2024	(3)							41,290	5,663,027
	n/a	(4)					41,290
	02/22/2024	(5)					13,764	27,528		2,210,911
	02/22/2024	(5)					2,984	5,968		445,959
	02/22/2024	(5)					7,343	14,686		1,097,411
	02/22/2024	(5)					9,153	18,306		1,403,155
Jason W. Fraser	n/a	(2)	–	957,375	1,914,750
	02/22/2024	(3)							15,400	2,112,149
	n/a	(4)					15,400
	02/22/2024	(5)					5,134	10,268		824,674
	02/22/2024	(5)					5,170	10,340		772,657
	02/22/2024	(5)					7,060	14,120		1,082,298
Gary K. Simmons	n/a	(2)	–	931,500	1,863,000
	02/22/2024	(3)							14,990	2,055,916
	n/a	(4)					14,990
	02/22/2024	(5)					4,997	9,994		802,668
	02/22/2024	(5)					1,158	2,316		173,063
	02/22/2024	(5)					3,037	6,074		453,880
	02/22/2024	(5)					4,473	8,946		685,711
Richard J. Walsh	n/a	(2)	–	654,500	1,309,000
	02/22/2024	(3)							7,570	1,038,244
	n/a	(4)					7,570
	02/22/2024	(5)					2,524	5,048		405,430
	02/22/2024	(5)					2,307	4,614		344,781
	02/22/2024	(5)					2,663	5,326		408,238
Eric A. Fisher	n/a	(2)	–	593,831	1,187,662
	02/22/2024	(3)							6,870	942,238
	n/a	(4)					6,870
	02/22/2024	(5)					2,290	4,580		367,843
	02/22/2024	(5)					140	280		20,923
	02/22/2024	(5)					2,067	4,134		308,913
	02/22/2024	(5)					2,543	5,086		389,842
Footnotes to Grants of Plan-Based Awards Table:
(1)The reported grant date fair value of stock awards is determined in compliance with FASB ASC Topic 718. Valero did not grant any stock options to our named executive officers in 2024 and Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024.
(footnotes to Grants of Plan-Based Awards Table continue on the following page)

2025 PROXY STATEMENT	55

EXECUTIVE COMPENSATION

Footnotes to Grants of Plan-Based Awards Table (cont’d):
(2)Represents potential awards to our NEOs under our annual incentive bonus plan/program. Actual amounts earned by our NEOs for 2024 are reported in the Summary Compensation Table under the “Non-Equity Incentive Plan Compensation” column. The target amounts listed in the Grants of Plan-Based Awards Table are computed by multiplying base salary by 160% for Mr. Riggs, 100% for Mr. Fraser and Mr. Simmons, and 85% for Mr. Walsh and Mr. Fisher, respectively.
(3)Represents restricted stock grants under our 2020 OSIP to our NEOs on February 22, 2024. Dividends on the restricted shares are paid as and when dividends are declared and paid on our Common Stock. For each NEO, the dollar amount stated in the column “Grant Date Fair Value of Stock and Option Awards” is included within the amount listed in the “Stock Awards” column of the Summary Compensation Table. The terms of the restricted share award agreements provide for a three-year ratable vesting schedule (where such shares become nonforfeitable). See also “Long-Term Incentive Awards—Restricted Stock” and “Accounting and Tax Treatment” under “Compensation Discussion and Analysis,” and our 2020 OSIP.
(4)Represents the number of performance shares awarded under our 2020 OSIP to our NEOs on February 22, 2024 as part of our LTI awards program described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Long-Term Incentive Awards—Performance Shares.” Per the awards’ terms, on a normal vesting date executives can earn, in shares of Common Stock, from 0% to 200% of the number of performance shares that are vesting, based upon Valero’s achievement of objective performance measures during the performance periods set by the Human Resources and Compensation Committee. Performance shares do not have an exercise price. See also the Outstanding Equity Awards at December 31, 2024 Table and the footnotes thereto and cross-references therein.
The performance shares vest annually in one-third increments (tranches). The first tranche of performance shares vested in January 2025, and the remaining two tranches are scheduled to vest annually in January 2026 and January 2027, with any resulting payout at those times conditioned upon Valero’s performance during the pertinent performance periods. Only the first tranche of these performance shares is deemed to have a “grant date” in 2024, as explained in footnote (5) below. Our disclosures referenced by footnote (4) are for information purposes only, and tie to the applicable disclosures made by our NEOs in February 2024 in compliance with Section 16 of the Exchange Act. Our disclosures in footnote (5) below are intended to comply with the requirements of Item 402 of SEC Regulation S-K with respect to “grants” of performance shares.
(5)Item 402(d)(2)(viii) of SEC Regulation S-K requires us to disclose the “grant date fair value” of equity awards “computed in accordance with FASB ASC Topic 718.” Our performance shares are awarded in three tranches, with the tranches having measurement periods (the performance period) of differing lengths. The first tranche of an award has a performance period of 12 months, the second tranche of an award has a performance period of 24 months, and the third tranche of an award has a performance period of 36 months.
The amounts referenced by footnote (5) in the Grants of Plan-Based Awards Table above represent three tranches from three separate award years—namely, the first tranche of performance shares awarded in 2024 (awarded on February 22, 2024), the second tranche of performance shares awarded in 2023 (awarded on February 23, 2023 as part of the annual grant cycle; and on July 1, 2023, to Mr. Riggs, and on July 20, 2023, to Mr. Simmons and Mr. Fisher, respectively, as part of their promotions to CEO, COO, and SVP Product Supply, Trading and Wholesale, respectively), and the third tranche of performance shares awarded in 2022 (awarded on February 22, 2022). Under FASB ASC Topic 718, each of these tranches is deemed to be a separate “grant” for fair value purposes, and each is deemed to have a “grant date” in 2024, that is, the date when the Human Resources and Compensation Committee approved/established the peer group of companies for such tranches of these awards. The dollar amounts included in the table represent the grant date fair values from the tranches that are deemed to have a grant date in 2024. For each NEO, the sum of the dollar amounts stated in the column “Grant Date Fair Value of Stock and Option Awards” is also included in the “Stock Awards” column of the Summary Compensation Table.
The grant date fair values and the highest level of possible performance values for the performance shares included in the Grants of Plan-Based Awards Table are summarized in the following table.

	performance shares deemed (under FASB ASC Topic 718) to have a grant date in 2024		grant date fair value ($)	lowest possible performance ($)	highest level of performance ($)
Riggs	1st tranche of 2024 award	13,764	2,210,911	0	4,015,234
	2nd tranche of July 1, 2023 award	2,984	445,959	0	894,842
	2nd tranche of Feb. 2023 award	7,343	1,097,411	0	2,202,019
	3rd tranche of 2022 award	9,153	1,403,155	0	2,816,561
	total 2024 grant date fair value		5,157,436	0	9,928,656
(footnote (5) continues on the following page)

56	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Footnotes to Grants of Plan-Based Awards Table (cont’d): footnote (5) continued

	performance shares deemed (under FASB ASC Topic 718) to have a grant date in 2024		grant date fair value ($)	lowest possible performance ($)	highest level of performance ($)
Fraser	1st tranche of 2024 award	5,134	824,674	0	1,497,690
	2nd tranche of Feb. 2023 award	5,170	772,657	0	1,550,380
	3rd tranche of 2022 award	7,060	1,082,298	0	2,172,503
	total 2024 grant date fair value		2,679,629	0	5,220,573
Simmons	1st tranche of 2024 award	4,997	802,668	0	1,457,725
	2nd tranche of July 20, 2023 award	1,158	173,063	0	347,261
	2nd tranche of Feb. 2023 award	3,037	453,880	0	910,736
	3rd tranche of 2022 award	4,473	685,711	0	1,376,432
	total 2024 grant date fair value		2,115,322	0	4,092,153
Walsh	1st tranche of 2024 award	2,524	405,430	0	736,301
	2nd tranche of Feb. 2023 award	2,307	344,781	0	691,823
	3rd tranche of 2022 award	2,663	408,238	0	819,458
	total 2024 grant date fair value		1,158,449	0	2,247,583
Fisher	1st tranche of 2024 award	2,290	367,843	0	668,039
	2nd tranche of July 20, 2023 award	140	20,923	0	41,983
	2nd tranche of Feb. 2023 award	2,067	308,913	0	619,852
	3rd tranche of 2022 award	2,543	389,842	0	782,532
	total 2024 grant date fair value		1,087,521	0	2,112,406
2024 Award. For performance shares awarded on February 22, 2024, the grant date (per FASB ASC Topic 718) for the first tranche is deemed to have occurred in 2024. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 113.46% with a fair value per share of $160.63. The fair values of the second and third tranches will be determined on their respective FASB ASC Topic 718 grant date.
July 1, 2023 Award. For performance shares awarded on July 1, 2023, the grant date (per FASB ASC Topic 718) for the second tranche is deemed to have occurred in 2024. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 105.56% with a fair value per share of $149.45. The fair value of the third tranche will be determined on its FASB ASC Topic 718 grant date.
July 20, 2023 Award. For performance shares awarded on July 20, 2023, the grant date (per FASB ASC Topic 718) for the second tranche is deemed to have occurred in 2024. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 105.56% with a fair value per share of $149.45. The fair value of the third tranche will be determined on its FASB ASC Topic 718 grant date.
Feb. 2023 Award. For performance shares awarded on February 23, 2023, the grant date (per FASB ASC Topic 718) for the second tranche is deemed to have occurred in 2024. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 105.56% with a fair value per share of $149.45. The fair value of the third tranche will be determined on its FASB ASC Topic 718 grant date.
2022 Award. For performance shares awarded on February 22, 2022, the grant date (per FASB ASC Topic 718) for the third tranche is deemed to have occurred in 2024. The performance shares in this tranche were deemed to have an expected conversion rate (probable outcome) of 108.28% with a fair value per share of $153.30.
All Awards. For all awards, the “highest level of performance” values listed above assume achievement of the highest level of possible performance conditions (that is, vesting at 200%) per Instruction 3 to Item 402(c)(2)(v) of SEC Regulation S-K.

2025 PROXY STATEMENT	57

EXECUTIVE COMPENSATION

Outstanding Equity Awards at December 31, 2024
This table describes unvested shares of restricted stock and unvested performance shares held by our named executive officers as of December 31, 2024. Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024.

	Stock Awards
	Restricted Stock			Performance Shares
	Number of Shares or Units of Stock That Have Not Vested (#) (1)		Market Value of Shares or Units of Stock That Have Not Vested ($) (1)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#) (1)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($) (1)
R. Lane Riggs	5,551	(2)	680,497	9,153	(7)	1,963,647
	8,906	(3)	1,091,787	14,686	(8)	3,600,713
	25,042	(4)	3,069,899	41,290	(9)	10,123,482
	3,618	(5)	443,531	5,968	(10)	1,463,234
Jason W. Fraser	4,281	(2)	524,808	7,060	(7)	1,514,599
	6,270	(3)	768,639	10,340	(8)	2,535,161
	9,340	(4)	1,144,991	15,400	(9)	3,775,772
Gary K. Simmons	2,712	(2)	332,464	4,473	(7)	959,635
	3,683	(3)	451,499	6,073	(8)	1,488,978
	9,091	(4)	1,114,466	14,990	(9)	3,675,248
	1,404	(6)	172,116	2,316	(10)	567,837
Richard J. Walsh	1,614	(2)	197,860	2,663	(7)	571,392
	2,797	(3)	342,884	4,613	(8)	1,131,015
	4,591	(4)	562,811	7,570	(9)	1,856,013
Eric A. Fisher	1,542	(2)	189,034	2,543	(7)	545,648
	2,506	(3)	307,211	4,133	(8)	1,013,329
	4,166	(4)	510,710	6,870	(9)	1,684,387
	169	(6)	20,718	280	(10)	68,650
Footnotes to Outstanding Equity Awards at December 31, 2024 Table:
(1)The assumed market values were determined using the closing market price of our Common Stock on December 31, 2024 ($122.59 per share). For a further discussion of the vesting of restricted stock and performance share awards, see “Elements of Executive Compensation—Long-Term Incentive Awards” and “Accounting and Tax Treatment” in the “Compensation Discussion and Analysis” section above, and the Option Exercises and Stock Vested Table below. Under our performance share award agreements, until performance shares are actually settled following vesting, holders have not obtained any rights as a stockholder with respect to such shares.
(2)These shares vested on February 22, 2025.
(3)Of the shares listed as outstanding at year end, one-half vested on February 23, 2025, and the remaining half is scheduled to vest on February 23, 2026.
(4)One-third of these shares vested on February 22, 2025; the remaining two-thirds are scheduled to vest in equal installments on February 22, 2026 and February 22, 2027.
(5)One-third of these shares vested on July 1, 2024; the remaining two-thirds are scheduled to vest in equal installments on July 1, 2025, and July 1, 2026.
(6)One-third of these shares vested on July 20, 2024; the remaining two-thirds are scheduled to vest in equal installments on July 20, 2025, and July 20, 2026.
(footnotes continue on the following page)

58	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Footnotes to Outstanding Equity Awards at December 31, 2024 Table (cont’d):
(7)These performance shares vested on January 16, 2025 at 175% of target. The value shown in the column “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents the market value of 175% (actual payout) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share).
(8)One-half of these performance shares vested on January 16, 2025 at 200% of target, and the other half is scheduled to vest in January 2026. The value shown in the column “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents, for the performance shares that vested on January 16, 2025, the market value of 200% (actual payout) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share), and for the remaining half, the market value of 200% (max) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share).
(9)One-third of these performance shares vested on January 16, 2025 at 200% of target; and additional one-third is scheduled to vest in January 2026; and the final one-third is schedule to vest in January 2027. The value shown in the column “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents, for the performance shares that vested on January 16, 2025, the market value of 200% (actual payout) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share), and for the remaining two-thirds, the market value of 200% (max) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share).
(10)Represents performance shares awarded on July 1, 2023, to Mr. Riggs, and July 20, 2023, to Mr. Simmons and Mr. Fisher, respectively, in connection with their promotions to CEO, COO, and SVP Product Supply, Trading and Wholesale, respectively. One-half of these performance shares vested on January 16, 2025 at 200% of target, and the other half is schedule to vest in January 2026. The value shown in the column “Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested,” represents, for the performance shares that vested on January 16, 2025, the market value of 200% (actual payout) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share), and for the remaining half, the market value of 200% (max) of the performance shares at the closing price of our Common Stock on December 31, 2024 ($122.59 per share).

2025 PROXY STATEMENT	59

EXECUTIVE COMPENSATION

Option Exercises and Stock Vested
The following table provides information regarding (i) any stock option exercises by our named executive officers in 2024, and (ii) the vesting of restricted stock and performance shares held by our named executive officers during 2024 on an aggregated basis.

	Option Awards		Stock Awards (1)
Name	Number of Shares Acquired on Exercise (#) (2)	Value Realized on Exercise ($) (3)	Number of Shares Acquired on Vesting (#) (2)	Value Realized on Vesting ($) (4)
R. Lane Riggs	—	—
(5)			34,894	4,016,891
(6)			36,239	4,538,391
Jason W. Fraser	—	—
(5)			18,641	2,322,087
(6)			24,586	3,079,028
Gary K. Simmons	—	—
(5)			14,718	1,637,047
(6)			17,149	2,147,655
Richard J. Walsh	—	—
(5)			7,929	877,344
(6)			9,660	1,209,770
Eric A. Fisher	—	—
(5)			7,562	984,376
(6)			9,463	1,185,099
Footnotes to Option Exercises and Stock Vested Table:
(1)Represents shares of Common Stock from the vesting of restricted stock and performance shares in 2024. For a further discussion of the vesting of restricted stock and performance share awards, see “Elements of Executive Compensation—Long-Term Incentive Awards” and “Accounting and Tax Treatment” in “Compensation Discussion and Analysis.” See also the Grants of Plan-Based Awards Table and the related footnotes for additional information on restricted stock and performance share awards.
(2)Represents the gross number of shares received by the named executive officer before deducting any shares withheld (i) from an option’s exercise to pay the exercise price, and/or (ii) to pay applicable taxes.
(3)None of our named executive officers exercised any stock options in 2024 and we had no outstanding stock option awards (vested or unvested) as of December 31, 2024.
(4)The reported value is determined by multiplying number of vested shares by the market value of the shares on the date they became nonforfeitable or were otherwise received. The value is stated before deducting payment of applicable taxes.
(5)Represents number of shares of Common Stock and value related to vesting of restricted stock.
(6)Represents number of shares of Common Stock and value related to vesting of performance shares.

60	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

Post-Employment Compensation

PENSION BENEFITS
The following table describes the accumulated benefits of our named executive officers under Valero’s tax-qualified defined benefit Pension Plan, Excess Pension Plan, and SERP (collectively with the Pension Plan and the Excess Pension Plan, the “Retirement Plans”) as of December 31, 2024.

Name	Plan Name	No. of Years Credited Service (#) (1)	Present Value of Accumulated Benefit ($)	Payments During Last Fiscal Year ($)
R. Lane Riggs	Pension Plan	35.92	1,380,763	—
	Excess Pension Plan	35.92	5,140,045	—
	SERP	35.92	20,213,788	—
Jason W. Fraser	Pension Plan	25.96	877,954	—
	Excess Pension Plan	25.96	1,888,970	—
	SERP	25.96	7,168,342	—
Gary K. Simmons	Pension Plan	37.52	1,527,115	—
	Excess Pension Plan	37.52	4,051,054	—
	SERP	37.52	10,747,985	—
Richard J. Walsh	Pension Plan	25.13	937,006	—
	Excess Pension Plan	25.13	1,471,597	—
	SERP	25.13	4,692,694	—
Eric A. Fisher	Pension Plan	27.54	948,446	—
	Excess Pension Plan	27.54	2,229,862	—
	SERP	27.54	3,206,152	—
Footnote to Pension Benefits Table:
(1)The years of credited service for our NEOs include ten years of service (11.5 years for Mr. Fraser) in our Retirement Plans’ “Cash Balance Provision” starting on January 1, 2015 (Mr. Fraser’s participation in the Cash Balance Provision commenced July 1, 2013). The remainder of the NEO’s years of service is in the “Formula Provision” of our Retirement Plans. The Formula Provision and the Cash Balance Provision are described in the narrative disclosures that follow this table.
The present values stated above were calculated using the same interest rates and mortality tables we use for our financial reporting. Present values at December 31, 2024 were determined using plan specific discount rates (5.75 percent for the Pension Plan, 5.60 percent for the Excess Pension Plan, and 5.77 percent for the SERP) and the plans’ earliest unreduced retirement age (i.e., age 62). The present values reflect postretirement mortality rates based on the Pri-2012 mortality table projected generationally using scale MP-2021. No decrements were included for pre-retirement termination, mortality, or disability. When applicable, lump sums were determined using the minimum present value segment rates prescribed by the Internal Revenue Service (“IRS”) in Notice 2025-01 (projected to the assumed retirement date for each NEO) and the mortality table prescribed by the IRS in Notice 2024-42 for distributions in 2025.
Pension Plan. Under our Pension Plan, an eligible employee who is at least 55 years old may elect to retire prior to the normal retirement age of 65, provided the employee has completed at least five years of vesting service. Under the plan’s early retirement provisions, an employee may elect to commence a benefit upon retirement or delay payments to a later date. Pension payments from the Formula Provision (defined below) that begin after age 55 and before age 62 are reduced by four percent for each full year between the benefit start date and the employee’s 62nd birthday. The four percent reduction is prorated for a partial year. The formula used to calculate the benefit and the optional forms of payment are otherwise the same as for normal retirement. As of December 31, 2024, Mr. Riggs, Mr. Fraser, Mr. Simmons, Mr. Walsh, and Mr. Fisher were eligible for early retirement benefits.

2025 PROXY STATEMENT	61

EXECUTIVE COMPENSATION

For employees hired prior to January 1, 2010, the Pension Plan (supplemented, as necessary, by the Excess Pension Plan) provides a monthly pension at normal retirement equal to 1.6 percent of the participant’s average monthly compensation (based upon earnings during the three consecutive calendar years during the last 10 years of the participant’s credited service affording the highest such average) times the participant’s years of credited service. This is known as the “Formula Provision.” Each of our NEOs was hired prior to January 1, 2010.
For employees hired on or after January 1, 2010, the Pension Plan (supplemented, as necessary, by the Excess Pension Plan) is a cash balance benefit that provides a monthly pension at normal retirement based on annual employer contributions that are based on years of service, age, eligible compensation, and pay credits. This is known as the “Cash Balance Provision.” After a one-year waiting period, pay credits are retroactive to the participant’s date of hire and are based on years of service, age, and eligible compensation.

points (age and vesting service)	annual pay credit percentage
under 35	6.0% of eligible pay
35–49	7.5% of eligible pay
50–64	9.0% of eligible pay
65–79	10.5% of eligible pay
80+	12.0% of eligible pay
In addition to pay credits, participants will also be eligible for monthly interest credits based on the 10-year U.S. treasury note rate with a minimum of three percent.
In 2013, we began to implement changes to certain of our U.S. qualified pension plans that cover the majority of our U.S. employees. Benefits under our primary pension plan changed from a final average pay formula (the Formula Provision) to the Cash Balance Provision with staged effective dates from July 1, 2013 through January 1, 2015, depending on the age and service of the affected employees. All final average pay benefits under the Formula Provision were frozen as of December 31, 2014. On July 1, 2013 or January 1, 2015 (as applicable), participants formerly under the Formula Provision in the Pension Plan transitioned to the Cash Balance Provision, with all future Pension Plan benefits to be earned under the new Cash Balance Provision.
Excess Pension Plan. Our Excess Pension Plan provides benefits to those employees whose pension benefits under our defined benefit Pension Plan are subject to limitations under the Code, or are otherwise indirectly constrained by the Code from realizing the maximum benefit available to them under the terms of Pension Plan. The Excess Pension Plan is designed as an “excess benefit plan” as defined under Section 3(36) of ERISA, for those benefits provided in excess of Section 415 of the Code. The Excess Pension Plan is not intended to be either a qualified plan under the provisions of Section 401(a) of the Code, or a funded plan subject to the funding requirements of ERISA.
Subject to other terms of the Excess Pension Plan, the benefit payable under the plan in the Formula Provision is generally an amount equal to “x” minus “y”, where “x” is equal to 1.6 percent of a participant’s final average monthly earnings (as determined under the Excess Pension Plan) multiplied by the participant’s number of years of credited service, and “y” is equal to the participant’s benefit that is payable under the Pension Plan. The benefit payable under the Excess Pension Plan in the Cash Balance Provision is generally an amount equal to “x” minus “y”, where “x” is equal to the accumulated account balance that the participant would be entitled to receive without regard to the limitations, and “y” is equal to the participant’s accumulated account balance that is payable under the Pension Plan. A participant’s benefits under the Excess Pension Plan will vest concurrently with the vesting of the participant’s benefits under the Pension Plan (which all NEOs are vested in). The Excess Pension Plan benefit is paid in a lump sum (minus applicable withholding for taxes). The Excess Pension Plan benefit is subject to forfeiture in the event the participant is terminated for cause or acts of willful malfeasance or gross negligence, or if the participant violates the non-competition provisions of the plan, which generally are applicable for two years following termination of employment.
SERP. An executive will become a participant in the SERP as of the date he or she is selected and named in the minutes of the Human Resources and Compensation Committee meeting for inclusion as a SERP participant. The SERP provides a benefit equal to 1.6 percent of eligible pay plus 0.35 percent times the product of the participant’s years of credited service (maximum 35 years) multiplied by the excess of the participant’s average monthly compensation over the lesser of 1.25 times the monthly average (without indexing) of the social security wage bases for the 35-year period ending with the year the participant attains social security retirement age, or the monthly average of the social security wage base in effect for the year that the participant retires. The participant’s most highly compensated consecutive 36 months of service are considered. The SERP benefit is calculated using all years of service (a participant’s service did not freeze when the Formula Benefit described above was frozen).

62	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

The SERP benefit is reduced by the amount of the participant’s qualified pension benefit. A participant in the SERP will vest upon death, disability, or retirement (age 55 with at least five years of service at separation). Upon a separation from service, if vested, the participant will receive the greater of the SERP benefit or the Excess Pension Plan benefit. The SERP benefit is also reduced by 50 percent upon death prior to retirement. The SERP benefit is paid in a lump sum (minus applicable withholding for taxes). As previously disclosed, effective for retirements on or after July 1, 2023, the interest rate that is used to calculate the lump-sum benefit under the SERP is based on the average of IRS lump-sum interest rates for the 60-month period ending with the fifth month prior to the participant’s retirement. The SERP benefit is subject to forfeiture in the event the participant is terminated for any reason prior to full vesting. In addition, the SERP benefit (even if previously vested) is subject to forfeiture if the participant is discharged for cause or if the participant violates the non-competition provisions of the plan, which generally are applicable for two years following termination of employment. Cause means, generally, that the participant was discharged for illegal or gross misconduct.
Compensation for purposes of the Pension Plan, Excess Pension Plan, and SERP includes salary and bonus. No extra years of credited service have been granted to any of our NEOs.

Nonqualified Deferred Compensation
The following table describes any contributions by Valero and each NEO under our nonqualified defined contribution and other deferred compensation plans during 2024, each NEO’s earnings (loss) and withdrawals/distributions, if any, with respect to these plans during 2024, and year-end balances as of December 31, 2024, in these plans.

		Executive Contributions in Last FY ($)	Registrant Contributions in Last FY ($) (1)	Aggregate Earnings (loss) in Last FY ($) (3)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last FYE ($) (4)
R. Lane Riggs	Excess Thrift Plan	—	91,350	—	—	904,600
	UDS Nonqualified 401(k) Plan (2)	—	—	1,405	—	49,557
Jason W. Fraser	Excess Thrift Plan	—	24,754	—	—	421,419
Gary K. Simmons	Excess Thrift Plan	—	41,055	—	—	628,151
	UDS Nonqualified 401(k) Plan (2)	—	—	31,476	—	193,642
Richard J. Walsh	Excess Thrift Plan	—	29,750	—	—	255,771
Eric A. Fisher	Excess Thrift Plan	—	24,754	—	—	693,820
Footnotes to Nonqualified Deferred Compensation Table:
(1)All of the amounts included in this column are also included within the amounts reported as “All Other Compensation” for 2024 in the Summary Compensation Table.
(2)Valero assumed the UDS Nonqualified 401(k) Plan when Valero acquired UDS in 2001. This plan is frozen.
(3)There were no earnings for our NEOs in 2024 in our nonqualified defined contribution and other deferred compensation plans that were preferential or above market under SEC rules and therefore no such amounts are included in the Summary Compensation Table.
(4)Amounts reported in this column for each NEO include registrant contributions previously reported in our Summary Compensation Table in previous years when earned if that NEO’s compensation was required to be disclosed in a previous year. The aggregate Excess Thrift Plan balances as of December 31, 2024, compared to December 31, 2023, increased by $77,620 for Mr. Riggs, $76,770 for Mr. Fraser, $30,035 for Mr. Simmons, $36,101 for Mr. Walsh, and $48,744 for Mr. Fisher. The aggregate UDS Nonqualified 401(k) Plan balances as of December 31, 2024, compared to December 31, 2023, increased by $1,405 for Mr. Riggs and $31,476 for Mr. Simmons.
Our DC Plan and Excess Thrift Plan are described in “Compensation Discussion and Analysis—Elements of Executive Compensation—Post-Employment Benefits.” The following terms also apply to these plans. Under the DC Plan, participants may elect when and over what period of time their deferrals will be distributed based on plan provisions. Participants may elect to have their accounts distributed in a lump sum on a specified date, at least three years after the year of the deferral election. Participants may, at the time of their deferral elections, choose to have their accounts distributed as soon as reasonably practical following retirement or other termination, or on the first day of January following the date of retirement or termination.

2025 PROXY STATEMENT	63

EXECUTIVE COMPENSATION

Participants may also elect to have their accounts distributed in one lump-sum payment or in two- to 15-year installments upon retirement or in one lump-sum payment or five-year installments upon other termination. Upon a participant’s death, the participant’s beneficiary will receive the participant’s DC Plan balance in one lump-sum payment within 90 days following the participant’s death. Upon a change of control of Valero, all DC Plan accounts are immediately vested in full, and distributions are thereafter made in accordance with the plan’s normal distribution provisions. None of our named executive officers participated in the DC Plan in 2024.
The Excess Thrift Plan provides benefits to participants of our qualified thrift plan whose accounts would not otherwise be credited with company matching contributions due to certain U.S. IRS limits on contributions and/or compensation. The Excess Thrift Plan is neither a qualified plan for federal tax purposes nor a funded plan subject to ERISA. The Excess Thrift Plan is: (i) an “excess benefit plan” as defined under Section 3(36) of ERISA, and (ii) a plan that is unfunded and maintained primarily for the purpose of providing benefits for a select group of management or highly compensated employees.
The UDS Nonqualified 401(k) Plan offered benefits and had terms and conditions much like those of the Valero Excess Thrift Plan. The UDS plan has been frozen to any new participation since March 31, 2002.

Potential Payments Upon Termination or Change of Control
Our named executive officers have change of control severance agreements with Valero. The agreements seek to assure the continued availability of the executives in the event of a change of control of Valero. When a change of control occurs, the agreements become operative for a fixed three-year period. The agreements provide that the executive’s terms of employment will not be changed materially during the three years following a change of control. Each agreement subjects the executive to certain obligations of confidentiality, both during the term and after termination, for information relating to Valero that the individual acquired during his or her employment. When determining the amounts and benefits payable under the agreements, the Human Resources and Compensation Committee and Valero sought to secure compensation that is competitive in our market to recruit and retain executive talent. Consideration was given to the principal economic terms found in change of control severance agreements of other publicly traded companies.
Our Board has adopted a policy regarding the vesting of performance shares in a change-of-control context. The policy provides that performance shares will not vest automatically upon the date of a change of control of Valero. Instead, as contemplated by the policy, the performance share agreements approved by the Human Resources and Compensation Committee for outstanding performance shares contain a double trigger feature, so that accelerated vesting of performance shares will not occur until the executive’s employment is terminated for certain specified reasons following a change of control. At that time, any unvested performance shares held by the executive will vest on a partial, pro rata basis, commensurate with the executive’s months of service during the applicable performance period. Our change of control severance agreements do not contain tax gross-up benefits. In 2013, all agreements in effect at that time were amended to eliminate the gross-up benefit that formerly entitled the officers to receive a payment to make them whole for any excise tax on excess parachute payments imposed under Section 4999 of the Code. Valero has adopted a policy that this benefit may not be included in any future change of control agreements.
For purposes of the agreements, “change of control” means any of the following (subject to additional particulars as stated in the agreements):
•acquisition by an individual, entity, or group of beneficial ownership of 20 percent or more of our outstanding Common Stock;
•ouster from the Board of a majority of the incumbent directors;
•consummation of certain business combinations or transactions (e.g., merger, share exchange) involving a sale or other disposition of all or substantially all of the assets of Valero.
In the agreements, “cause” is defined to mean, generally, the willful and continued failure of the executive to perform substantially the executive’s duties or illegal or gross misconduct by the executive that is materially and demonstrably injurious to Valero. “Good reason” is defined to mean, generally:
•a diminution in the executive’s position, authority, duties, or responsibilities;
•relocation of the executive (or increased travel requirements); or
•failure of Valero’s successor to assume and perform under the agreement.
The following tables disclose potential payments (calculated per SEC regulations) to our named executive officers in connection with a change of control of Valero, and the notes thereto (where applicable) also contain or reference certain other termination scenarios and amounts.

64	2025 PROXY STATEMENT

EXECUTIVE COMPENSATION

If an NEO’s employment is terminated for “cause,” the NEO will not receive any benefits or compensation other than accrued salary or vacation pay that was unpaid as of the date of termination; therefore, there is no presentation of termination for “cause” below. Such values assume that a change of control occurred on December 31, 2024, and that the NEO’s employment was terminated on that date.
Mr. Fisher has a grandfathered form of agreement that was entered into in 2007. The form of agreement for Mr. Riggs, Mr. Fraser, Mr. Simmons, and Mr. Walsh (entered into in 2016 and thereafter) represents the current form of agreement approved by our Human Resources and Compensation Committee. The current form of agreement requires termination of employment following a change of control (double trigger), for accelerated vesting of stock options and restricted stock, so long as the termination is (i) other than for “cause," in the case of involuntary termination, or (ii) for “good reason,” in the case of voluntary termination (the grandfathered form of agreement for Mr. Fisher permits accelerated vesting of stock options and restricted stock upon occurrence of the change of control). For each of our NEOs, the acceleration of performance shares requires a double trigger. We had no outstanding stock option awards (vested or unvested) as of December 31, 2024. Other differences in amounts payable under Mr. Fisher’s grandfathered form of agreement and the current form of agreement are described below.
A.Termination of Employment (i) by Valero other than for “Cause”, or (ii) by the Executive for “Good Reason” (1) ($)

Component of Payment	Riggs	Fraser	Simmons	Walsh	Fisher
Salary (2)	3,300,000	1,914,750	1,863,000	1,540,000	1,397,250
Bonus (2)	5,280,000	1,914,750	1,863,000	1,309,000	2,105,762
Pension, Excess Pension, and SERP	—	—	—	—	1,747,310
Contributions under Defined Contribution Plans	—	—	—	—	97,808
Health & Welfare Benefits (3)	66,620	60,006	66,284	66,620	66,258
Outplacement Services	25,000	25,000	25,000	25,000	25,000
Accelerated Vesting of Restricted Stock (4)	5,285,714	2,438,438	2,070,545	1,103,555	1,027,673
Accelerated Vesting of Performance Shares (5)	2,454,497	1,034,292	931,316	487,418	452,480
B.Continued Employment Following Change of Control (6) ($)

Component of Payment	Riggs	Fraser	Simmons	Walsh	Fisher
Salary, Bonus, Pension, Excess Pension, SERP, Contributions under Defined Contribution Plans, Health & Welfare Benefits	(6)	(6)	(6)	(6)	(6)
Accelerated Vesting of Restricted Stock (4)	—	—	—	—	1,027,673
Footnotes:
(1)If the executive’s employment is terminated by Valero other than for “cause,” or if the executive terminates his or her employment for “good reason,” the executive is generally entitled to receive the following:
(a)a lump sum cash payment equal to the sum of:
(i)accrued and unpaid compensation through the date of termination, including a pro rata annual bonus (for this table, we assumed that the executive’s bonus for the year of termination was paid at year-end);
(ii)two times the sum of (A) the executive’s annual base salary plus (B) the executive’s eligible bonus amount;
(iii)for Mr. Fisher, the actuarial present value of the pension benefits (qualified and nonqualified) he would have received for an additional two years of service due to his grandfathered form of agreement that was entered into in 2007 (Mr. Riggs, Mr. Fraser, Mr. Simmons, and Mr. Walsh do not participate in this element); and
(iv)for Mr. Fisher, the equivalent of two years of employer contributions under Valero’s tax-qualified and supplemental defined contribution plans due to his grandfathered form of agreement that was entered into in 2007 (Mr. Riggs, Mr. Fraser, Mr. Simmons, and Mr. Walsh do not participate in this element);
(b)continued health and welfare benefits for two years; and
(c)up to $25,000 of outplacement services at stated nominal value.
(footnotes continue on the following page)

2025 PROXY STATEMENT	65

EXECUTIVE COMPENSATION

Footnotes (cont’d):
If employment is terminated by reason of death or disability, the executive’s estate will be entitled to receive a lump sum cash payment equal to any accrued and unpaid salary and vacation pay plus a prorated bonus amount earned per the terms of the agreement. In the case of disability, the executive would be entitled to disability and related benefits at least as favorable as those provided by Valero under its programs during the 120 days prior to the executive’s termination of employment. If the executive voluntarily terminates employment other than for “good reason,” he or she will be entitled to a lump sum cash payment equal to any accrued and unpaid salary and vacation pay plus a prorated bonus amount earned per the terms of the agreement. See also “Long-Term Incentive Awards,” “Post-Employment Benefits” and “Accounting and Tax Treatment” under “Compensation Discussion and Analysis,” and “Post-Employment Compensation,” “Nonqualified Deferred Compensation,” and “Outstanding Equity Awards at December 31, 2024.”
(2)We assumed each executive’s compensation at the time of the triggering event to be as stated below. The listed salary is equal to 12 times the NEO’s highest monthly base salary paid in the 12 months preceding the triggering event (i.e., the highest annualized salary during 2024). The listed bonus amount for Mr. Fisher represents the highest bonus amount he earned in any of fiscal years 2024, 2023, and 2022 (the three years prior to the assumed change of control triggering event). The listed bonus amounts for Mr. Riggs, Mr. Fraser, Mr. Simmons, and Mr. Walsh, represent the target bonus percentage in effect prior to the assumed change of control triggering event, multiplied by the base salary shown in the table below.

Name	Salary	Bonus
R. Lane Riggs	1,650,000	2,640,000
Jason W. Fraser	957,375	957,375
Gary K. Simmons	931,500	931,500
Richard J. Walsh	770,000	654,500
Eric A. Fisher	698,625	1,052,881
(3)Under the change of control severance agreement, the executive is entitled to health and welfare benefits for two years following the date of termination.
(4)For Mr. Fisher, upon a change of control of Valero, the vesting periods on outstanding stock options and shares of restricted stock are automatically accelerated to the date of the change of control. For Mr. Riggs, Mr. Fraser, Mr. Simmons, and Mr. Walsh, the vesting periods on outstanding stock options and shares of restricted stock are accelerated following a change of control only upon the executive’s termination of employment (double trigger) so long as the termination is (i) other than for “cause,” in the case of involuntary termination, or (ii) for “good reason,” in the case of voluntary termination.
There are no values presented in the foregoing tables for accelerated vesting of stock options because Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024. For shares of restricted stock, the amounts stated in the table represent the product of (a) the number of shares for which vesting is accelerated, and (b) $122.59 (the closing price of our Common Stock on the NYSE on December 31, 2024).
(5)Outstanding performance shares do not vest automatically upon a change of control of Valero. Instead, accelerated vesting of performance shares occurs when the executive’s employment with Valero is terminated for certain specified reasons following a change of control (double trigger). In that event, the unvested performance shares held by the executive will vest on a partial, pro rata basis (depending on length of service during the performance period) on the date of the executive’s termination of employment. The amounts disclosed in the table assume that a change of control occurred December 31, 2024.
For outstanding performance shares awarded, the amount included in the table represents, where applicable, a pro rata payout of shares of Common Stock based upon the executive’s months of service during any shortened performance period ending December 31, 2024 (pro rata shares times $122.59, the closing price of our Common Stock on the NYSE on December 31, 2024), assuming a payout at 100%.
(6)The change of control severance agreements provide for a three-year term of employment following a change of control, and generally provide that the executive will continue to enjoy compensation and benefits per the terms in effect prior to the change of control. In addition, for Mr. Fisher, all outstanding stock options and shares of restricted stock will vest on the date of the change of control (see footnote (4) above).
Our Executive Compensation Clawback Policy, as described in “Compensation-Related Policies” under “Compensation Discussion and Analysis” could also impact the payments described above.

66	2025 PROXY STATEMENT

DIRECTOR COMPENSATION

This table summarizes compensation earned by our directors in 2024.

	Fees Earned or Paid in Cash ($)	Stock Awards ($) (1)	Total ($)
Fred M. Diaz	130,000	200,010	330,010
H. Paulett Eberhart	155,000	200,010	355,010
Marie A. Ffolkes	130,000	200,010	330,010
Joseph W. Gorder (2)	—	—	—
Kimberly S. Greene	155,000	200,010	355,010
Deborah P. Majoras	155,000	200,010	355,010
Eric D. Mullins	130,000	200,010	330,010
Donald L. Nickles (retired at the 2024 annual meeting)	65,000	—	65,000
Robert A. Profusek	180,000	200,010	380,010
R. Lane Riggs (2)	—	—	—
Randall J. Weisenburger	130,000	200,010	330,010
Rayford Wilkins, Jr.	155,000	200,010	355,010
Footnotes to Director Compensation Table:
(1)The amounts shown represent the grant date fair value of stock unit awards granted in 2024, calculated in compliance with FASB ASC Topic 718. In 2024, each non-employee director who was re-elected at our annual meeting of stockholders held on May 15, 2024, received an equity grant in the form of 1,381 stock units (described below) valued at $200,000 calculated pursuant to FASB ASC Topic 718 (with the number of units rounded up to avoid fractional units), and each such director elected the one-year holding period option with respect to such units (described below). Additional information about the components of our stock-based compensation programs is set forth in Note 14 of Notes to Consolidated Financial Statements in our annual report on Form 10-K for the year ended December 31, 2024 and in “Compensation Discussion and Analysis” above. See also our 2020 OSIP. Valero did not grant stock options to any director in 2024.
The following table presents for each non-employee director serving in 2024 the number of outstanding stock units as of December 31, 2024. Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024.

Name	Outstanding Stock Units*
Fred M. Diaz	3,422
H. Paulett Eberhart	3,422
Marie A. Ffolkes	3,422
Kimberly S. Greene	3,422
Deborah P. Majoras	3,422
Eric D. Mullins	3,422
Donald L. Nickles (retired at the 2024 annual meeting)	2,041
Robert A. Profusek	3,422
Randall J. Weisenburger	3,422
Rayford Wilkins, Jr.	3,422
*For all directors listed in the table above, this amount includes 2,041 stock units that vested at the 2024 annual meeting, subject to a one-year holding period.
(2)Mr. Gorder and Mr. Riggs did not receive any compensation as directors of Valero in 2024. Mr. Gorder’s 2024 compensation for his service as Executive Chairman is set forth in the table at the end of this “Director Compensation” section. Mr. Riggs’ 2024 compensation as Chief Executive Officer and President is presented in this proxy statement in the compensation tables for our named executive officers. Directors who are employees of Valero do not receive compensation for serving as directors.

2025 PROXY STATEMENT	67

DIRECTOR COMPENSATION

Our non-employee directors earn an annual cash retainer of $130,000. Valero pays an annual retainer in lieu of separate meeting fees. In addition to the retainer, in 2024 directors who chaired the Audit Committee, Human Resources and Compensation Committee, Nominating and Corporate Governance Committee, and Sustainability and Public Policy Committee earned an additional $25,000 cash payment for their service as chair, and Mr. Profusek earned an additional $50,000 cash payment for his service as Lead Director. Non-employee directors are reimbursed for expenses of meeting attendance, if any. No non-employee director received perquisites or personal benefits in 2024 having a total value of $10,000 or more, or had a different compensation arrangement than as described herein. In addition to annual cash payments, in 2024 each non-employee director who was re-elected on the date of our 2024 annual meeting of stockholders received an equity grant in the form of stock units (described below) valued at $200,000 (calculated pursuant to FASB ASC Topic 718). Grants of equity awards supplement the cash compensation paid to our non-employee directors and serve to increase their identification with the interests of our stockholders through equity ownership. Non-employee directors are expected to hold shares of Common Stock having a value equal to at least five times the annual cash retainer and have five years from the date of their initial election to the Board to meet this guideline.
Each stock unit represents the right to receive one share of Valero Common Stock, and is scheduled to vest (become nonforfeitable) in full on the date of Valero’s next annual meeting of stockholders for the election of directors. Such stock units do not have voting rights and are not transferable. Non-employee directors may elect to defer receipt of the shares of Common Stock for an additional one year following the vesting date of the stock units (a one-year holding period), although we have historically not permitted such election with respect to a grant upon a director’s initial election to the Board. In 2024, the impact of the election of a one-year holding period under FASB ASC Topic 718 was determined by our independent actuary and applied to the closing price used in determining the number of stock units subject thereto. The stock unit award includes a dividend equivalent award, representing the right to receive, on the vesting date (or, if applicable, the holding period expiration date) of the stock unit award, a payment in cash in an amount equal to the cumulative amount of dividends paid to holders of Common Stock during the period when the stock unit remained outstanding prior to vesting (or, if applicable, the holding period expiration date), calculated as if each stock unit held by the director was an outstanding share of Common Stock. Effective on the vesting of a non-employee director’s stock units (or, if applicable, the holding period expiration date), the director may elect to receive either 22% or 37% of the fair market value of the aggregate number of shares of Common Stock to be delivered on such date in cash, with the remainder paid in shares of Common Stock. The Board previously approved a limitation on the amount of equity compensation that may be paid to our non-employee directors in any year. As provided in our 2020 OSIP, a non-employee director may not receive in any calendar year awards payable in shares of Common Stock that have a fair market value greater than $500,000 in the aggregate. We selected $500,000 as the amount of the limitation because we believe that it places a meaningful limit on awards to our non-employee directors. While the amount of equity compensation awarded to our non-employee directors in recent years has been considerably lower than this limit, we believe that setting a limitation at this level provides us with a reasonable degree of flexibility to make adjustments that we may in the future deem appropriate or necessary for our director compensation program to remain competitive in the market.
The Human Resources and Compensation Committee reviews our non-employee director compensation program at least annually with assistance and input from the independent compensation consultant. The annual review includes an assessment of the director compensation programs of our peers and of industry trends and developments. In 2023, following the Human Resources and Compensation Committee’s review of our non-employee director compensation program and the programs of our peers, the committee determined that no changes were warranted at such time, other than a modest increase in the additional cash payment to our Lead Director from $35,000 to $50,000 beginning in 2024 to better align with peer median levels. This was the first time the additional cash payment to our Lead Director has been increased since 2020. The non-employee director annual cash retainer, annual equity grant value, and additional cash payment for committee chairs have each stayed flat since 2020, and no changes were approved in 2024. Non-employee directors are not paid extra for sitting on multiple Board committees.
The following table summarizes Mr. Gorder’s 2024 compensation for his service as Executive Chairman (1):

Salary ($)	Stock Awards ($) (2)	Non-Equity Incentive Plan Compensation ($) (3)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($) (4)	All Other Compensation ($) (5)	Total ($)	Total Excluding Change in Pension Value ($) (6)
1,080,000	10,793,501	2,428,704	657,260	305,287	15,264,752	14,607,492
Footnotes:
(1)Mr. Gorder retired as Executive Chairman and as a member of the Board effective as of the close of business on December 31, 2024, and as an employee in January 2025. Mr. Gorder was not an NEO for 2024 under applicable SEC rules. See “How Our Board is Structured, Governed, and Operates—Our Board’s Leadership Structure and Strong Independent Oversight—Recent Transition of Our Chairman of the Board” above for more details on Mr. Gorder’s 2023 and 2024 roles and transitions.
(footnotes continue on the following page)

68	2025 PROXY STATEMENT

DIRECTOR COMPENSATION

Footnotes (cont’d):
(2)The 2024 target value of stock awards as administered to Mr. Gorder was $7,560,000, and the target values of both restricted stock awards and performance share awards were each $3,780,000. Mr. Gorder’s target pay was determined in a manner consistent with that described for the Target Total Pay of our NEOs under “Compensation Discussion and Analysis.” The amount in the “Stock Awards” column includes $7,086,269 for performance share grants and $3,707,232 for the grant of 27,030 shares of restricted stock. As of December 31, 2024, Mr. Gorder owned 79,853 outstanding unvested performance shares at target and 48,429 outstanding shares of unvested restricted stock. For performance shares, the grant date fair value disclosed represents the aggregated fair values of three tranches of award years for Mr. Gorder (i.e., the third tranche of performance shares awarded on February 22, 2022, the second tranche of performance shares awarded on February 23, 2023, and the first tranche of performance shares awarded on February 22, 2024) as required under FASB ASC Topic 718. For these tranches of awards to Mr. Gorder, the number of performance shares deemed granted in 2024, the grant date fair value thereof, and the highest level of possible performance values for such awards, each as determined under FASB ASC Topic 718, were as follows: (i) third tranche of 2022 grant (21,530 shares, with a grant date fair value of $3,300,549, and a highest possible performance value of $6,625,212), (ii) second tranche of 2023 grant (15,647 shares, with a grant date fair value of $2,338,444, and a highest possible performance value of $4,692,222), and (iii) first tranche of 2024 grant (9,010 shares, with a grant date fair value of $1,447,276, and a highest possible performance value of $2,628,397). See footnote (2) of the Summary Compensation Table and footnotes (4) and (5) of the Grants of Plan-Based Awards Table, including the cross-references in such footnotes, for more information with respect to 2024 grants of restricted stock and performance shares, including the probable outcomes and the unique fair value per share for each tranche of performance shares deemed to have a grant date in 2024 under FASB ASC Topic 718. Stock options were not granted to Mr. Gorder in 2024. Valero had no outstanding stock option awards (vested or unvested) as of December 31, 2024.
(3)Represents the amount earned under our annual incentive bonus plan/program, which was administered consistent with the description under “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Bonus.” Mr. Gorder’s 2024 annual incentive bonus target was 160% of base salary.
(4)This column represents the sum of the change in pension value and nonqualified deferred compensation earnings for Mr. Gorder. There are no above-market or preferential earnings on non-tax-qualified deferred compensation amounts included in the table presented above. See footnote (5) of the Summary Compensation Table, including the cross-references therein.
(5)Amounts listed as “All Other Compensation” for 2024 are composed of the following items. Any amount in excess of $10,000 (whether or not such amount may be deemed to be a perquisite or other personal benefit) is separately quantified.
Valero contributions to Thrift Plan ($24,150) • Valero contributions to Excess Thrift Plan ($51,450) • Valero-provided dollars for the purchase of health and welfare benefits ($33,675) • home security ($10,219) • U.S. tax gross-up payment for home security imputed income • reimbursement of club membership dues ($12,214) • executive physical exam • medical concierge service • U.S. tax gross-up payment for medical concierge service imputed income • personal use of corporate aircraft ($128,646) • individual excess liability insurance ($12,243) • individual disability insurance • small gifts in connection with corporate meetings and functions • small retirement gift • personal use of corporate facilities • tax return preparation. See footnote (6) of the Summary Compensation Table for a discussion of the valuation methodology that is applicable to these benefits. Mr. Gorder previously entered into an Aircraft Time Sharing Agreement, which terminated upon his retirement as Executive Chairman, pursuant to which he reimbursed us for certain personal travel in 2024 within amounts permitted under U.S. FAA regulations. The form of such agreement is filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2024, and we applied the same methodology with respect thereto as discussed in footnote (6) of the Summary Compensation Table with respect to the Aircraft Time Sharing Agreement entered into by Mr. Riggs.
(6)The value in this column represents “Total” compensation for 2024 for Mr. Gorder when excluding the year-over-year changes to the present values of accumulated benefits under the pension plans and any nonqualified deferred compensation earnings. The year-over-year changes to the present values of accumulated benefits under the pension plans are volatile and can change significantly from year-to-year due to the actuarial assumptions used in a given year (primarily the discount rates used to determine the present value of accumulated benefits). Given such volatility, the amount reported in this column is calculated by subtracting the change in pension values reported in the “Change in Pension Value and Non-qualified Deferred Compensation Earnings” column, from the amount reported in the “Total” compensation column. The amount reported in this column differs from, and is not a substitute for, the amount reported in the “Total” compensation column. See also footnote (4) above, “Post-Employment Compensation,” and “Post-Employment Benefits” in “Compensation Discussion and Analysis.”

2025 PROXY STATEMENT	69

PAY RATIO DISCLOSURE

The median of the annual total compensation of all employees of Valero for 2024, except our CEO, was $193,216, and the annual total compensation of our CEO, Mr. Riggs, for 2024 was $22,412,292 (as disclosed in the Summary Compensation Table). As a result, our CEO’s 2024 annual total compensation was approximately 116 times that of the median annual total compensation of all such employees of Valero.
To determine the median of the annual total compensation of all such employees, we first identified the median employee using the sum of base pay, additional earnings, annual bonus, and the grant date fair value of long-term incentive awards. Once the median employee was identified, we then determined the median employee’s annual total compensation as of December 31, 2024, using the Summary Compensation Table methodology set out in Item 402(c)(2)(x) of SEC Regulation S-K.
The pay ratio is based on a December 31, 2024, total employee population (U.S. and non-U.S.) of approximately 9,922 employees. To determine the median employee for purposes of this disclosure, following the de minimis exemption under Item 402(u)(4)(ii) of Regulation S-K, we excluded all of our employees in Mexico (49 employees) and Peru (114 employees); the excluded employees represented less than 5% of our total employees. We did not exclude any employees under the data privacy exemption of Item 402(u)(4)(i).
For 2023, 2022, and 2021, our pay ratio was based on our median employee as of December 31, 2021. Under SEC rules, we were not permitted to use the 2021 median employee for this year’s pay ratio, and as a result our pay ratio is based on our median employee as of December 31, 2024. Our pay ratio this year was affected by the requirement to use a different median employee. Our pay ratio in any given year can increase or decrease due to a number of variables that make this calculation inherently subject to volatility and limit the ability to draw clear trends therefrom. These variables include, among others, the need to use a different median employee at least once every three years under SEC rules, changes in pension value, which can change significantly from year-to-year due to the actuarial assumptions used in a given year (primarily the discount rates used to determine the present value of accumulated benefits) and may affect the median employee and the CEO differently depending on plan eligibility and age, and fluctuations in stock price or company performance, which have a larger effect on CEO compensation.

	Median Employee to CEO Pay Ratio
	Median Employee ($)	Summary Compensation Table - CEO ($)
Salary	141,639	1,650,000
Stock Awards	—	10,820,463
Non-Equity Incentive Plan Compensation	11,655	3,710,520
Change in Pension Value and Non-qualified Deferred Compensation Earnings	15,773	5,917,094
All Other Compensation	24,149	314,215
Total Compensation	193,216	22,412,292
Median Employee to CEO Pay Ratio	1:116

70	2025 PROXY STATEMENT

SEC PAY VERSUS PERFORMANCE

In accordance with SEC rules, we are providing the following disclosure regarding executive compensation for Valero’s principal executive officer (“PEO”) and Non-PEO NEOs and company performance for the fiscal years listed below. These SEC rules require the below disclosures and calculations with respect to executive compensation metrics (such as “Compensation Actually Paid”) and company performance measures that are separate and different from the disclosures and calculations required by the SEC in other areas of this proxy statement. The Human Resources and Compensation Committee did not consider the pay versus performance disclosure or calculations reflected below in making its compensation decisions for any of the years shown.

							Value of Initial Fixed $100 Investment Based On: (4)
Year	Summary Compensation Table Total for Mr. Riggs (1) ($)	Summary Compensation Table Total for Mr. Gorder (1) ($)	Compensation Actually Paid to Mr. Riggs (1)(2)(3) ($)	Compensation Actually Paid to Mr. Gorder (1)(2)(3) ($)	Average Summary Compensation Table Total for Non-PEO NEOs (1) ($)	Average Compensation Actually Paid to Non-PEO NEOs (1)(2)(3) ($)	TSR ($)	Peer Group TSR ($)	Net Income (loss) (5) ($MM)	Adjusted EPS (loss) (5) ($)
(a)	(b)	(b)	(c)	(c)	(d)	(e)	(f)	(g)	(h)	(i)
2024	22,412,292	(1)	18,470,252	(1)	6,186,742	6,346,348	162.57	166.54	3,006	8.48
2023	20,140,932	30,041,532	15,025,453	30,270,251	9,269,079	7,376,951	167.46	182.93	9,149	24.90
2022	(1)	20,145,093	(1)	35,823,343	5,814,701	10,262,307	158.16	168.89	11,879	29.16
2021	(1)	22,691,886	(1)	26,024,576	8,393,358	7,384,101	90.37	100.91	1,288	2.81
2020	(1)	19,930,640	(1)	10,111,711	6,047,117	3,507,113	64.40	65.76	(1,107)	(3.12)
Footnotes to SEC Pay vs. Performance Table:
(1)Two individuals served as PEO during 2023. R. Lane Riggs was elected as our CEO and President effective as of the close of business on June 30, 2023. Joseph W. Gorder served as our CEO (i) in 2023 until the close of business on June 30, 2023, the effective date of his retirement as CEO, and (ii) for each of the years prior to 2023 shown in the table above. The individuals comprising the Non-PEO NEOs for each year presented are listed below.

2020	2021	2022	2023	2024
Jason W. Fraser	Jason W. Fraser	Jason W. Fraser	Jason W. Fraser	Jason W. Fraser
R. Lane Riggs	R. Lane Riggs	R. Lane Riggs	Gary K. Simmons	Gary K. Simmons
Gary K. Simmons	Gary K. Simmons	Gary K. Simmons	Richard J. Walsh	Richard J. Walsh
Cheryl L. Thomas	Cheryl L. Thomas	Cheryl L. Thomas	Cheryl L. Thomas	Eric A. Fisher
Donna M. Titzman
(2)The amounts shown for Compensation Actually Paid are calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized, or received. These amounts reflect the Summary Compensation Table Total with certain adjustments in accordance with Item 402(v) of Regulation S-K as described in footnote (3) below.
(3)Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for each PEO and the Non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718 and Item 402(v) of Regulation S-K. Amounts in the Exclusion of Stock Awards and the Exclusion of Change in Pension Value columns, respectively, are the totals from the “Stock Awards” and “Change in Pension Value and Non-qualified Deferred Compensation Earnings” columns in the Summary Compensation Table. The amounts in Inclusion of Pension Service Cost and Prior Service Cost are based on the service cost for services rendered during the listed year and prior service cost, calculated as the entire cost of benefits granted (or credit for benefits reduced) in a plan amendment (or initiation) during the listed year that are attributed by the benefit formula to services rendered in periods prior to the amendment.

Year	Summary Compensation Table Total for Mr. Riggs ($)	Exclusion of Change in Pension Value for Mr. Riggs ($)	Exclusion of Stock Awards for Mr. Riggs ($)	Inclusion of Pension Service Cost and Prior Service Cost for Mr. Riggs ($)	Inclusion of Equity Values for Mr. Riggs ($)	Compensation Actually Paid to Mr. Riggs ($)
2024	22,412,292	(5,917,094)	(10,820,463)	690,000	12,105,517	18,470,252
(footnote (3) to SEC Pay vs. Performance Table continues on the following page)

2025 PROXY STATEMENT	71

SEC PAY VERSUS PERFORMANCE

Footnotes to SEC Pay vs. Performance Table (cont’d):
footnote (3) continued

Year	Average Summary Compensation Table Total for Non- PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards for Non-PEO NEOs ($)	Average Inclusion of Pension Service Cost and Prior Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2024	6,186,742	(820,547)	(3,297,367)	418,250	3,859,270	6,346,348
The amounts in the Inclusion of Equity Values in the tables above are derived from the amounts set forth in the following tables:

Year	Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Mr. Riggs ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Riggs ($)	Vesting-Date Fair Value of Equity Awards Granted and Vested During Year for Mr. Riggs ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Riggs ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Mr. Riggs ($)	Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Mr. Riggs ($)	Total - Inclusion of Equity Values for Mr. Riggs ($)
2024	9,681,332	(133,936)	2,271,145	65,337	—	221,639	12,105,517

Year	Average Year-End Fair Value of Equity Awards Granted During Year That Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non- PEO NEOs ($)	Average Vesting-Date Fair Value of Equity Awards Granted and Vested During Year Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non- PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Stock or Option Awards Not Otherwise Included for Non- PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2024	3,203,674	(49,977)	616,500	15,888	—	73,185	3,859,270
(4)The Peer Group TSR set forth in this table utilizes a custom group of peers, which we also utilize in the stock performance graph required by Item 201(e) of SEC Regulation S-K included in our annual report on Form 10-K for the year ended December 31, 2024. The comparison assumes $100 was invested for the period starting December 31, 2019, through the end of the listed year in Valero and in the custom group of peer issuers used in our performance graph, respectively. Historical stock performance is not necessarily indicative of future stock performance. Our selected peer group comprises the following eleven members: ConocoPhillips; CVR Energy, Inc.; Delek US Holdings, Inc.; the Energy Select Sector SPDR Fund (XLE); EOG Resources, Inc.; HF Sinclair Corporation; Marathon Petroleum Corporation; Occidental Petroleum Corporation; PBF Energy Inc.; Phillips 66; and LyondellBassell Industries N.V. (the “Peer Group”). The returns of each component issuer of the group have been weighted according to their stock market capitalization at the beginning of each period. The Energy Select Sector SPDR Fund (XLE) serves as a proxy for stock price performance of the energy sector and includes energy companies with which we compete for capital. We believe that the Peer Group represents a group of issuers for making head-to-head performance comparisons in a competitive operating environment that is primarily characterized by companies that have business models predominantly consisting of downstream refining operations, together with similarly sized energy companies that share operating similarities to us, and that are in adjacent segments of the oil and gas industry.
(5)Net income reflects net income as reported in Valero’s audited financial statements. We determined adjusted EPS to be the most important financial performance measure used to link company performance to Compensation Actually Paid to our PEO and Non-PEO NEOs in 2024, and also in 2023 and 2022 (the first year we were required to disclose such measure). This performance measure may not have been the most important financial performance measure for years 2021 and 2020 and we may determine a different financial performance measure to be the most important financial performance measure in future years. Adjusted EPS is not defined under U.S. Generally Accepted Accounting Principles (“GAAP”) and is considered a non-GAAP financial measure. See “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Bonus” above for adjustments and a description of how 2024 adjusted EPS is calculated from our audited financial statements. Adjusted EPS amounts in this column reflect the amounts actually used by the Human Resources and Compensation Committee for compensation determinations in such year, and does not reflect any out-of-period adjustments that did not impact Valero’s EPS as reported in its audited financial statements.
(footnote (5) to SEC Pay vs. Performance Table continues on the following page)

72	2025 PROXY STATEMENT

SEC PAY VERSUS PERFORMANCE

Footnotes to SEC Pay vs. Performance Table (cont’d):
footnote (5) continued
For prior years, adjustments from EPS attributable to Valero stockholders – assuming dilution consist of: for 2023, gain on early retirement of debt; for 2022, gain on sale of an ethanol plant, gain on early redemption and retirement of debt, adjustment for renewable volume obligations modification, adjustment for an environmental reserve associated with a non-operating site, adjustment for a pension settlement charge, adjustment for foreign withholding tax, and adjustment for asset impairment loss; for 2021, gain on sale of a portion of our interest in the MVP joint venture, impairment charge for cancellation of the Diamond Pipeline extension, loss on early redemption and retirement of debt, adjustment for changes in certain statutory tax rates, and adjustment for change in estimated useful life of two ethanol plants; and for 2020, adjustment related to lower cost or market (LCM) inventory valuation, Last in First Out (LIFO) adjustment, and adjustment for change in useful life of an ethanol plant. Adjusted EPS amounts for years presented prior to 2024, and a further reconciliation and discussion of how such amounts are calculated from our audited financial statements, can be found in the “Compensation Discussion and Analysis—Elements of Executive Compensation—Annual Incentive Bonus” sections of our proxy statements filed with the SEC on March 26, 2024, March 22, 2023, March 17, 2022, and March 18, 2021, respectively.

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Valero TSR
The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and Valero’s cumulative TSR over the five most recently completed fiscal years. See footnote (1) above for more information on our PEO(s) and non-PEO NEOs during these periods.

2025 PROXY STATEMENT	73

SEC PAY VERSUS PERFORMANCE

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Valero Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and our Net Income during the five most recently completed fiscal years. See footnote (1) above for more information on our PEO(s) and non-PEO NEOs during these periods.

Tabular List of Most Important Financial Performance Measures
The following table presents the financial performance measures that Valero considers to have been the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2024 to company performance. The measures in this table are not ranked.

Financial Performance Measures
Adjusted EPS
Relative TSR

74	2025 PROXY STATEMENT

SEC PAY VERSUS PERFORMANCE

Description of Relationship Between PEO and Non-PEO NEO Compensation Actually Paid and Valero Adjusted EPS
The following chart sets forth the relationship between Compensation Actually Paid to our PEO(s), the average of Compensation Actually Paid to our non-PEO NEOs, and our adjusted EPS during the five most recently completed fiscal years. See footnote (1) above for more information on our PEO(s) and non-PEO NEOs during these periods.

Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the five most recently completed fiscal years to that of the Peer Group as discussed in footnote (4) above.

2025 PROXY STATEMENT	75

PROPOSAL NO. 2—Advisory vote to approve compensation of named executive officers

(ITEM 2 ON THE PROXY CARD)

☑	The Board recommends that the stockholders vote “FOR” this proposal
Our Board and our stockholders have determined to hold an advisory vote on executive compensation (“say-on-pay”), as required pursuant to Section 14A of the Exchange Act, every year. Accordingly, we are asking stockholders to vote to approve the 2024 compensation of our named executive officers as such compensation is disclosed pursuant to Item 402 of SEC Regulation S-K, including the Compensation Discussion and Analysis, the compensation tables, and other narrative compensation disclosures required by Item 402. This proxy statement contains all of these required disclosures.
We request the stockholders to approve the following resolution:
“RESOLVED, that the compensation paid to Valero’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, compensation tables, and narrative discussion, is hereby approved.”

Proxies and Voting Standard. Proxies will be voted for approval of the proposal unless otherwise specified. Approval of this proposal requires the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote. Because the vote on this proposal is advisory, it will not affect compensation already paid or awarded to any named executive officer and will not be binding on Valero, the Board, or the Human Resources and Compensation Committee. The Board and the Human Resources and Compensation Committee, however, will review the voting results and take into account the outcome in determining future annual compensation for the named executive officers.

76	2025 PROXY STATEMENT

PROPOSAL NO. 3—Ratify appointment of KPMG LLP as independent auditor

(ITEM 3 ON THE PROXY CARD)

☑	The Board recommends that the stockholders vote “FOR” this proposal
The Audit Committee determined on February 26, 2025, to engage KPMG LLP (“KPMG”) as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2025. KPMG has served as Valero’s independent registered public accounting firm since 2004.
The Audit Committee is directly responsible for the appointment, compensation determination, retention, and oversight of the independent auditor retained to audit Valero’s financial statements. The Audit Committee is responsible for the audit fee negotiations and fee approval associated with Valero’s retention of the independent auditing firm.
The Audit Committee annually reviews and evaluates the qualifications, performance, and independence of Valero’s independent auditing firm, and reviews and evaluates the lead partner of the independent auditor team. In conjunction with the mandated rotation of the audit firm’s lead engagement partner, the Audit Committee is involved in the selection of the audit firm’s new lead engagement partner. To monitor auditor independence, the Audit Committee periodically considers whether there should be a rotation of the independent auditing firm.
The members of the Audit Committee and the Board believe that the continued retention of KPMG to serve as Valero’s independent registered public accounting firm for the fiscal year ending December 31, 2025, is in the best interests of Valero and its stockholders. Accordingly, the Board requests stockholder approval of the following resolution:
“RESOLVED, that the appointment of the firm of KPMG LLP as Valero’s independent registered public accounting firm for the purpose of conducting an audit of the consolidated financial statements and the effectiveness of internal control over financial reporting of Valero and its subsidiaries for the fiscal year ending December 31, 2025, is hereby approved and ratified.”

KPMG Annual Meeting Attendance. One or more representatives of KPMG are expected to be present at the Annual Meeting to respond to appropriate questions raised at the Annual Meeting or make appropriate statements at the Annual Meeting.
Voting Standard. The affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote is required for adoption of this proposal. If the appointment is not approved, the adverse vote will be considered as an indication to the Audit Committee that it should select another independent registered public accounting firm for the following year. Because of the difficulty and expense of making any substitution of public accountants so long after the beginning of the current year, it is contemplated that the appointment for 2025 will be permitted to stand unless the Audit Committee finds other good reason for making a change.

2025 PROXY STATEMENT	77

KPMG LLP FEES

The following table presents fees for services provided to us by KPMG for the years shown ($ in millions).

	2024	2023
Audit Fees (1)	11.2	9.8
Audit-Related Fees (2)	0.5	0.4
Tax Fees (3)	0.5	0.8
All Other Fees (4)	—	—
total	12.2	11.0
Footnotes:
(1)Represents fees for professional services rendered for the audit of the annual financial statements included in Valero’s annual reports on Form 10-K, review of Valero’s interim financial statements included in Valero’s Form 10-Qs, the audit of the effectiveness of Valero’s internal control over financial reporting, and services that are normally provided by the principal auditor (e.g., comfort letters, statutory audits, attest services, consents, and assistance with and review of documents filed with the SEC).
(2)Represents fees for assurance and related services that are reasonably related to the performance of the audit or review of Valero’s financial statements and not reported under the caption for Audit Fees. The fees listed above are related primarily to the audit of Valero’s benefit plans and other statutory/regulatory audits.
(3)Represents fees for professional services rendered by KPMG for tax compliance and tax consulting services. For 2024 and 2023, the fees relate primarily to property tax consulting and compliance services.
(4)Category represents fees for professional services, if any, other than the services reported under the preceding captions.

Audit Committee Pre-Approval Policy
The Audit Committee has adopted a pre-approval policy to address the pre-approval of certain services rendered to Valero by its independent auditor. The pre-approval policy requires that the Audit Committee review and pre-approve services performed by the independent auditor either (i) on a case-by-case basis, or (ii) by the adoption of a policy detailing the particular types of services that may be provided without case-by-case consideration. The policy-based pre-approval is available for certain audit, audit-related, tax, and other services. Separate pre-approval is required to authorize the annual financial statement audit and annual audit of Valero’s internal control over financial reporting. The Audit Committee has delegated to its chair the authority to grant separate pre-approvals of services and fees in accordance with the pre-approval policy.
All of the services rendered by KPMG to Valero for 2024 and 2023 were pre-approved specifically by the Audit Committee or pursuant to our pre-approval policy. None of the services provided by KPMG were approved by the Audit Committee under the pre-approval waiver provisions of paragraph (c)(7)(i)(C) of Rule 2-01 of SEC Regulation S-X.

78	2025 PROXY STATEMENT

REPORT OF THE AUDIT COMMITTEE FOR FISCAL YEAR 2024

Management is responsible for Valero’s internal control over its financial reporting process. KPMG, Valero’s independent registered public accounting firm for the fiscal year ended December 31, 2024, is responsible for performing an independent audit of Valero’s financial statements in accordance with the standards of the Public Company Accounting Oversight Board (“PCAOB”), and an audit of the effectiveness of Valero’s internal control over financial reporting in accordance with the standards of the PCAOB, and to issue KPMG’s reports thereon. The Audit Committee monitors and oversees these processes. The Audit Committee approves the selection and appointment of Valero’s independent registered public accounting firm and recommends the ratification of its selection and appointment to our Board.
The Audit Committee has reviewed and discussed Valero’s audited financial statements with management and KPMG. The committee has discussed with KPMG the matters required to be discussed by the applicable requirements of the PCAOB and the SEC. The committee has received the written disclosures and the letter from KPMG required by applicable requirements of the PCAOB regarding the independent accountant’s communications with the Audit Committee concerning independence, and has discussed with KPMG that firm’s independence.
Based on the foregoing review, discussions, and other matters the Audit Committee determined to be relevant and appropriate, the Audit Committee recommended to the Board that the audited financial statements of Valero be included in its annual report on Form 10-K for the year ended December 31, 2024, for filing with the SEC.
Audit Committee:
H. Paulett Eberhart, Chair
Fred M. Diaz
Eric D. Mullins
The material in this Report of the Audit Committee is not “soliciting material,” is not deemed filed with the SEC, and is not to be incorporated by reference in any of Valero’s filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, as amended, respectively, whether made before or after the date of this proxy statement and irrespective of any general incorporation language therein, unless specifically identified in such filing as being incorporated by reference in such filing.

2025 PROXY STATEMENT	79

ADDITIONAL INFORMATION—BOARD INDEPENDENCE, RELATED PARTY MATTERS, AND BENEFICIAL OWNERSHIP

Independence of Our Directors
Independent Directors. Our Corporate Governance Guidelines require a majority of the Board to be independent. The Board presently has nine non-management directors who are independent and one member who is not independent. R. Lane Riggs (our Chairman, CEO and President) is an employee of Valero and is not an independent director under NYSE listing standards and Valero’s Corporate Governance Guidelines. Joseph W. Gorder, who served as our Executive Chairman in 2024 (until his retirement from such position and as a director as of the close of business on December 31, 2024), was also an employee of Valero (until his retirement as an employee in January 2025) and therefore was not independent under NYSE listing standards and Valero’s Corporate Governance Guidelines.
The Board determined that all of our non-management directors who served on the Board at any time in 2024, and all who currently serve on the Board, satisfy the Board’s independence requirements. Those independent directors are/were:

Fred M. Diaz	Deborah P. Majoras	Robert A. Profusek**
H. Paulett Eberhart	Eric D. Mullins	Randall J. Weisenburger
Marie A. Ffolkes	Donald L. Nickles*	Rayford Wilkins, Jr.
Kimberly S. Greene
*Mr. Nickles retired from the Board at the 2024 annual meeting of stockholders.
**Mr. Profusek will retire from the Board at the Annual Meeting.
Independent Committees. The Board’s Audit Committee, Human Resources and Compensation Committee, Nominating and Corporate Governance Committee, and Sustainability and Public Policy Committee are each composed entirely of directors who satisfy the applicable independence standards of the NYSE and the SEC. Each member of the Audit Committee also meets the additional independence standards for Audit Committee members required by the SEC.
Independence Standards and Determination. The Board determines independence on the basis of the standards specified by the NYSE, the standards listed in our Corporate Governance Guidelines, SEC rules, and other facts and circumstances the Board may consider relevant. Under the NYSE’s listing standards, a director is not deemed independent unless the Board affirmatively determines that the director has no material relationship with Valero. While the Board considers all relevant facts and circumstances in making its independence determinations with respect to each director, our Corporate Governance Guidelines set forth certain categorical standards or guidelines to assist the Board in making such determinations. A director’s relationship with Valero falls within the guidelines adopted by the Board if it (as applicable):
•is not a relationship that would preclude a determination of independence under Section 303A.02(b) of the NYSE Listed Company Manual;
•consists of charitable contributions by Valero to an organization in which a director is an executive officer that do not exceed the greater of $1 million or two percent of the organization’s gross revenue in any of the last three years;
•consists of charitable contributions to any organization with which a director, or any member of a director’s immediate family, is affiliated as an officer, director, or trustee pursuant to a matching gift program of Valero and made on terms applicable to employees and directors generally, or is in amounts that do not exceed $1 million per year; and
•is not a relationship required to be disclosed by Valero under Item 404 of SEC Regulation S-K (regarding related-party transactions).
The Board has reviewed pertinent information concerning the background, employment, and affiliations (including commercial, banking, consulting, legal, accounting, and charitable affiliations, related-party transactions, and familial and personal relationships) of our directors, including the matters discussed under “Certain Relationships and Transactions with Related Persons” below, and the fact that some of our directors are directors or otherwise affiliated with other companies or organizations with which we conduct business. Following review by both the Nominating and Corporate Governance Committee and the full Board, the Board (upon recommendation from the Nominating and Corporate Governance Committee) determined that each of our non-management directors and each member of the Audit Committee, Human Resources and Compensation Committee, Nominating and Corporate Governance Committee, and Sustainability and Public Policy Committee has no material relationship with Valero, and is therefore independent. Other than Mr. Riggs, the principal occupation and employment of our director nominees as set forth in their respective biographies in “Proposal No. 1—Election of directors—Nominees” above was not with Valero, or a subsidiary or affiliate thereof.

80	2025 PROXY STATEMENT

ADDITIONAL INFORMATION—BOARD INDEPENDENCE, RELATED PARTY MATTERS, AND BENEFICIAL OWNERSHIP

Certain Relationships and Transactions with Related Persons
Our Board adopted a Related Party Transactions Policy to establish procedures for the notification, review, approval, ratification, and disclosure of related-party transactions. Under the policy, a related-party transaction is a transaction, arrangement, or relationship in which (i) Valero (including any of its subsidiaries) was, is, or will be a participant; (ii) the amount involved exceeds $120,000; and (iii) any “related person” had, has, or will have a direct or indirect material interest. Under the policy, a related person means, generally, any person who would be deemed to be a “related person” as defined in Item 404 of Regulation S-K. Under the policy, a related-party transaction must be submitted to the Board’s Nominating and Corporate Governance Committee for review and approval. The policy is available on our website at www.valero.com > Investors > ESG > Governance Documents. We also have a Conflicts of Interest Policy to address instances in which an employee’s or a director’s private interests may conflict with the interests of Valero. The policy is published on our intranet website. We have a Conflicts of Interest Committee (composed of Valero employees) to help administer our Conflicts of Interest Policy and to determine whether any employee’s or director’s private interests may interfere with the interests of Valero. Conflicts of interest are also addressed in our Code of Business Conduct and Ethics. Any waiver of any provision of this code for executive officers or directors may be made only by the Board.
As noted under “Compensation Discussion and Analysis,” for security and efficiency reasons, Mr. Riggs is required to use the corporate aircraft for all business and personal travel whenever it is feasible. Mr. Gorder was also subject to this requirement in 2024 prior to his retirement as Executive Chairman. Mr. Riggs has entered into an Aircraft Time Sharing Agreement pursuant to which he reimburses us for certain personal travel within amounts permitted under U.S. FAA regulations. Mr. Gorder also previously entered into an Aircraft Time Sharing Agreement, which terminated upon his retirement as Executive Chairman, pursuant to which he reimbursed us for certain personal travel within amounts permitted under U.S. FAA regulations. A copy of the form of such agreements is filed as an exhibit to our annual report on Form 10-K for the year ended December 31, 2024. Since the beginning of Valero’s last fiscal year, the amounts involved in transactions under the Aircraft Time Sharing Agreements with each of Mr. Riggs and Mr. Gorder (whose agreement is now terminated, as noted above), respectively, have not exceeded $120,000 and have not constituted related-party transactions. Nonetheless, such transactions and relationships are reviewed annually by the Nominating and Corporate Governance Committee.

Beneficial Ownership of Valero Securities

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS
This table describes each person or group of affiliated persons known to be a beneficial owner of more than 5% of our Common Stock. The information is based on the latest reports filed by such persons with the SEC.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	34,724,906 (1)	10.96%	(1)
BlackRock, Inc. 50 Hudson Yards New York, NY 10001	28,577,183 (2)	8.4%	(2)
State Street Corporation State Street Financial Center One Congress Street, Suite 1 Boston, MA 02114-2016	22,758,725 (3)	6.68%	(3)
Footnotes:
(1)The Vanguard Group filed with the SEC Amendment No. 11 to its Schedule 13G on January 8, 2025, reporting that it or certain of its affiliates beneficially owned in the aggregate 34,724,906 shares as of December 31, 2024, for which it had no sole voting power, shared voting power for 405,539 shares, sole dispositive power for 33,258,687 shares, and shared dispositive power for 1,466,219 shares.
(2)BlackRock, Inc. filed with the SEC Amendment No. 14 to its Schedule 13G on January 25, 2024, reporting that it or certain of its affiliates beneficially owned in the aggregate 28,577,183 shares as of December 31, 2023, for which it had sole voting power for 25,997,959 shares, no shared voting power, sole dispositive power for 28,577,183 shares, and no shared dispositive power.
(3)State Street Corporation filed with the SEC an amended Schedule 13G on January 30, 2024, reporting that it or certain of its affiliates beneficially owned in the aggregate 22,758,725 shares as of December 31, 2023, for which it had no sole voting power, shared voting power for 16,569,879 shares, no sole dispositive power, and shared dispositive power for 22,740,815 shares.

2025 PROXY STATEMENT	81

ADDITIONAL INFORMATION—BOARD INDEPENDENCE, RELATED PARTY MATTERS, AND BENEFICIAL OWNERSHIP

SECURITY OWNERSHIP OF MANAGEMENT AND DIRECTORS
This table lists the beneficial ownership of our Common Stock as of March 10, 2025, by all directors and nominees, the named executive officers named in the Summary Compensation Table, and the directors and executive officers of Valero as a group. No executive officer, director, or nominee for director owns any class of equity securities of Valero other than Common Stock. None of the shares listed below are pledged as security. The address for each person is One Valero Way, San Antonio, Texas 78249.

Name of Beneficial Owner	Shares Held (1)	Shares Under Options (2)	Total Shares	Percent of Class
Fred M. Diaz	2,497	—	2,497	*
H. Paulett Eberhart	13,509	—	13,509	*
Marie A. Ffolkes	659	—	659	*
Eric A. Fisher	46,180	—	46,180	*
Jason W. Fraser	149,006	—	149,006	*
Kimberly S. Greene	13,314	—	13,314	*
Deborah P. Majoras	27,936	—	27,936	*
Eric D. Mullins	8,249	—	8,249	*
Robert A. Profusek	44,322	—	44,322	*
R. Lane Riggs	351,037	—	351,037	*
Gary K. Simmons	231,444	—	231,444	*
Richard J. Walsh	109,971	—	109,971	*
Randall J. Weisenburger	109,717	—	109,717	*
Rayford Wilkins, Jr.	40,411	—	40,411	*
Directors and current executive officers as a group (14 persons)	1,148,252	—	1,148,252	*
*Indicates that the percentage of beneficial ownership does not exceed 1% of the class.
Footnotes:
(1)These amounts reflect the total shares of Common Stock held by our directors and nominees, named executive officers, and directors and executive officers as a group, including shares allocated under Valero’s Thrift Plan and shares of restricted stock, and, based on our knowledge and the effect of company policies/practices, sole voting and investment power.
(2)See “Director Compensation” above for more information on the outstanding stock units held by our non-management directors.

82	2025 PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS—IMPORTANT VOTING AND MEETING INFORMATION

General Information
Our Board is soliciting proxies to be voted at our Annual Meeting to be held on May 6, 2025. The accompanying notice describes the time, place, and purpose of the Annual Meeting. Action may be taken at the Annual Meeting or on any date to which the meeting may be adjourned.
Holders of record of our Common Stock at the close of business on the Record Date (March 10, 2025) are entitled to vote on the matters presented at the Annual Meeting. Our proxy materials are first being sent or made available on or about March 18, 2025, to stockholders entitled to vote at the Annual Meeting.

Notice of Internet Availability of Proxy Materials
We are furnishing our proxy materials to our stockholders primarily through notice-and-access delivery pursuant to SEC rules. As a result, on March 18, 2025, we began mailing our Notice of Internet Availability of Proxy Materials (the “Notice”) to many holders of shares of our Common Stock as of the Record Date, rather than a full paper set of our proxy materials. Using the notice-and-access method helps us to expedite stockholder access to our proxy materials and reduces the costs of printing and mailing a full paper set of our proxy materials to all stockholders.
The Notice provides instructions on how stockholders can access our proxy materials over the Internet and sets forth instructions on how shares can be voted. As more fully described in the Notice, stockholders may choose to access our proxy materials at www.proxyvote.com or may request a paper set of our proxy materials. In addition, the Notice and the website referenced therein provide information regarding how stockholders may request to receive our proxy materials in paper form by mail or by electronic delivery on an ongoing basis. Your choice for ongoing delivery will remain in effect unless you change it. Stockholders who previously affirmatively requested ongoing electronic delivery will receive instructions via email regarding how to access these materials electronically. Stockholders who previously affirmatively requested ongoing delivery of a paper set of our proxy materials will receive a full paper set by mail. Unless you have affirmatively requested ongoing electronic delivery, you should monitor your mail for delivery of a Notice or full paper set of proxy materials. If you receive a full paper set by mail, these proxy materials also include the proxy card or voting instruction form for the Annual Meeting. You may receive more than one Notice, proxy card, voting instruction form, email with instructions, and/or control number. See the disclosures under the caption “Shares Registered Differently and Held in More Than One Account” below for more information.
A single Notice or single copy of annual reports, proxy statements, prospectuses, and other disclosure documents may be sent to two or more stockholders sharing the same address. See the disclosures under “Miscellaneous—Householding” below for more information.

Proxies and Proxy Statement
What is a proxy? A proxy is your legal designation of one or more persons to vote the shares you own. The persons you designate are each called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. By submitting your proxy (by voting electronically on the Internet, by telephone, or by signing and returning a proxy card or voting instruction form), you authorize the designated persons to represent you and vote your shares at the Annual Meeting in accordance with your instructions. Such designees may also vote your shares to adjourn the meeting and will be authorized to vote your shares at any postponements or adjournments of the meeting.
What is a proxy statement? A proxy statement is a document that includes, among other disclosures, specified information that SEC rules require us to provide when we ask you to submit a proxy.

Record Date, Shares Outstanding, and Quorum
Holders of record of shares of our Common Stock at the close of business on the Record Date (March 10, 2025) are entitled to vote on the matters presented at the Annual Meeting. On the Record Date, 314,460,668 shares of Valero Common Stock were issued and outstanding, and entitled to one vote per share. Stockholders representing a majority of voting power, present in person or represented by proxy at the Annual Meeting, and entitled to vote will constitute a quorum.

2025 PROXY STATEMENT	83

2025 ANNUAL MEETING OF STOCKHOLDERS— IMPORTANT VOTING AND MEETING INFORMATION

Virtual Meeting Format
This year’s Annual Meeting will be held exclusively online, with no option to attend in person.
meeting site: www.virtualshareholdermeeting.com/VLO2025
If you plan to attend the virtual Annual Meeting, you will need to visit www.virtualshareholdermeeting.com/VLO2025 and use the 16-digit control number provided in the Notice, proxy card, voting instruction form, or email with instructions in order to log into the meeting. Depending on the number of accounts through which you hold your shares, and how such shares are held, it is possible that you may receive multiple Notices, sets of proxy materials, emails with instructions, and/or control numbers. See the disclosures under the caption “Shares Registered Differently and Held in More Than One Account” below for more information.
Your vote is important! We encourage you to log into the website and access the webcast early, beginning approximately 15 minutes before the Annual Meeting’s 11:00 a.m. (Central Time) start time. If you experience technical difficulties, you may contact the technical support telephone number posted on the meeting website.
Additional information regarding the rules and procedures for participating in and voting at the virtual Annual Meeting will be provided in the meeting rules of conduct, which stockholders can view during the meeting on the meeting website. At this time, we believe that the virtual meeting format most effectively facilitates stockholder participation, although we will continue to evaluate the most effective format based on changes in facts and circumstances.

Asking Questions and Participating in the Virtual Meeting
Stockholders who provide a valid 16-digit control number will be able to participate in the virtual Annual Meeting by asking questions and voting their shares as outlined below. We intend to offer the same participation opportunities to stockholders as would be provided at an in-person meeting.
Questions may be submitted during the meeting by logging into the virtual Annual Meeting website using a valid 16-digit control number, and following the instructions on the website.
Only stockholders with a valid control number will be allowed to ask questions. Questions pertinent to meeting matters will be answered during the meeting as time allows. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition and allow time for additional discussion topics. If we are unable to respond to a stockholder’s properly submitted question, we intend to post the question or its substance and our response on our Investor Relations website. Questions will be addressed in accordance with the meeting’s rules of conduct posted on the meeting’s website.

Stockholders of Record vs. Beneficial Owners of Shares Held in Street Name
Stockholders of Record. You are the stockholder of record for any shares of Common Stock that you own directly in your name in an account with Valero’s stock transfer agent, Computershare Investor Services, LLC (“Computershare”). See the disclosures under the caption “Transfer Agent” below for more information on Computershare.
Beneficial Owners. You are a beneficial owner of shares held in “street name” if your shares of Common Stock are held in an account with a broker, bank, or other holder of record as custodian on your behalf. The broker, bank, or other holder of record is considered the stockholder of record of these shares. As the beneficial owner, you have the right to instruct the broker, bank, or other holder of record how to vote your shares. If your shares of Common Stock are held by a broker, bank, or other holder of record, the Notice, proxy materials, or email with instructions are being forwarded to you by or on behalf of the broker, bank, or other holder of record, which is required to vote such shares in accordance with your instructions.

Common Stock Held by Certain Valero Benefit Plans
Plan Participants’ Voting Rights. If you are a participant in (i) Valero’s Thrift Plan; (ii) the Premcor Retirement Savings Plan (the “Premcor Plan”); or (iii) the Valero U.K. Share Incentive Plan, the Valero Energy Inc. Savings Plan (Canadian Plan - DPSP-RRSP-NREG), the Valero Equity Services Share Incentive Plan, or the Valero Ireland Share Participation Scheme (the “Other Plans” and, collectively with the Thrift Plan and the Premcor Plan, the “Plans” and each individually, a “Plan”), you are the beneficial owner of the shares of Common Stock that are allocated to your account in such Plans, and you have the right to instruct the voting of any such shares as of the Record Date. If you own shares of Valero Common Stock through a Plan, the Notice, proxy materials, or email with instructions are being forwarded to you by or on behalf of the applicable trustee or fiduciary for such Plan, which is required to vote your shares of Common Stock in accordance with your instructions.

84	2025 PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS— IMPORTANT VOTING AND MEETING INFORMATION

Uninstructed Thrift Plan Shares. If you do not timely or properly vote the shares of Common Stock allocated to your Thrift Plan account as of the Record Date, the Valero Energy Corporation Benefit Plans Administrative Committee will instruct the trustee of the Thrift Plan with respect to the voting of such uninstructed shares in accordance with its established procedures, unless otherwise required by law.
Uninstructed Premcor Plan and Other Plan Shares. If you do not timely or properly vote the shares of Common Stock allocated to your account in the Premcor Plan or any Other Plan as of the Record Date, those shares may be voted as permitted under the applicable Plan documentation and the laws governing such Plan.
Voting Deadline and Shares Represented. Shares held through a Plan should be voted by 11:59 p.m. Eastern Time on May 1, 2025, in order to be timely processed and counted. For participants in a Plan, the proxy card and control number with respect to such shares will represent (in addition to any shares held individually of record by the participant) the shares allocated to the participant’s account in any Plan as of the Record Date. For shares held through a Plan, the proxy card or proxy votes submitted by Internet or telephone using the control number with respect to such shares will, if timely submitted, constitute an instruction to the applicable trustee or fiduciary for such Plan on how to vote those shares, and will also vote by proxy any shares of Valero Common Stock registered in your name with Computershare.

Shares Registered Differently and Held in More Than One Account
If you receive more than one Notice, proxy card, voting instruction form, or email with instructions, that means your shares of Valero Common Stock are likely registered differently, and are held in more than one account. For example, you may own some shares of Valero Common Stock directly in your name in an account with Computershare, as in the case of unvested restricted shares of Valero Common Stock. However, you may also be the beneficial owner of shares of Valero Common Stock held in street name, such as shares held in a brokerage account. Additionally, the shares of Valero Common Stock that you beneficially own may be held in multiple accounts that are in turn held with one, or potentially multiple, brokers, banks, or other holders of record.
Depending on the number of accounts through which you hold your shares, and how such shares are held, it is possible that you may receive multiple Notices, sets of proxy materials, emails with instructions, and/or control numbers. To ensure that all of your shares of Common Stock are voted, please vote at least once for each control number you receive. You can vote electronically by visiting www.proxyvote.com and following the instructions on that website, or through the other methods listed below under the caption “Voting by Proxy.”

Difficulty Locating or Obtaining One or More Control Numbers
The control number for each applicable account through which you hold shares of Valero Common Stock is 16 digits, in the xxxx xxxx xxxx xxxx format, and can be found on the respective Notice, proxy card, voting instruction form, or email with instructions with respect to such account and shares. As discussed above under the caption “Shares Registered Differently and Held in More Than One Account,” you may have more than one control number depending on the number of accounts through which you hold your shares, and how such shares are held.
Stockholders of Record and Plan Participants. Beginning approximately four weeks prior to the Annual Meeting, and through the close of the Annual Meeting, if you need assistance in locating a 16-digit control number for shares for which you are a stockholder of record, or for shares held through a Plan, please call Broadridge Financial Solutions, Inc. at 844-983-0876 (U.S. toll-free) or 303-562-9303 (international toll-free) for assistance.
Beneficial Owners. If you are a beneficial owner of shares held in street name, other than those beneficially owned through a Plan, you will need to contact the stockholder of record (e.g., your broker, bank, or other holder of record) for assistance with your 16-digit control number for any shares you hold in street name.
For more information on stockholders of record vs. beneficial owners, see the disclosures above under the caption “Stockholders of Record vs. Beneficial Owners of Shares Held in Street Name.”

Voting by Proxy
We encourage you to submit your proxy early by Internet, telephone, or mail prior to the virtual Annual Meeting, even if you plan to attend the virtual Annual Meeting, in order to ensure that all of your shares are properly and timely voted.

2025 PROXY STATEMENT	85

2025 ANNUAL MEETING OF STOCKHOLDERS— IMPORTANT VOTING AND MEETING INFORMATION

To vote your shares, please follow the instructions in the Notice, proxy card, voting instruction form, or email with instructions. If you are a beneficial owner or a participant in any Plan, please carefully read the materials forwarded to you by or on behalf of the applicable Plan trustee or fiduciary (in the case of Plan participants), or your broker, bank, or other holder of record (in the case of other beneficial owners).
Stockholders can vote by proxy in three ways:
•By Internet – You can vote via the Internet by following the instructions in the Notice, proxy card, voting instruction form, or email with instructions, or by visiting www.proxyvote.com and following the instructions on that website.
•By Telephone – You can vote by telephone by following the instructions in the Notice, proxy card, voting instruction form, or email with instructions, or by calling (800) 690-6903 (toll-free) and following the instructions.
•By Mail – You can vote by mail by requesting (which includes any previous ongoing election to receive full paper proxy materials) a full set of proxy materials be sent to your home address. Upon receipt of the materials, you may complete the enclosed proxy card or voting instruction form and return it per the instructions on or included with the proxy card or voting instruction form.
If you vote by proxy, your shares will be voted at the Annual Meeting as you direct. If you sign your proxy card but do not specify how you want your shares to be voted for a proposal, they will be voted as the Board recommends for such proposal. See the disclosures in this section under the captions “Common Stock Held by Certain Valero Benefit Plans” and “Broker Non-Votes” for information on how uninstructed beneficially owned shares may be voted.
If you are a participant in any Plan, your proxy votes must be received by no later than 11:59 p.m. Eastern Time on May 1, 2025, in order to be timely processed and counted with respect to your Plan shares. If you are a stockholder of record, the control number you receive for your shares of Valero Common Stock held through any Plan will also represent the shares of Valero Common Stock registered in your name with Computershare as of the Record Date. While you may vote such registered shares up until 11:59 p.m. Eastern Time on May 5, 2025, or by attending and voting at the virtual Annual Meeting, any votes received after 11:59 p.m. Eastern Time on May 1, 2025, will not be timely with respect to shares held through any Plan, and may only apply to the shares of Valero Common Stock registered in your name with Computershare.

Changing and Revoking Proxies
Stockholders of record may change or revoke their proxy at any time before the virtual Annual Meeting by Internet, phone, or mail if received prior to 11:59 p.m. Eastern Time on May 5, 2025, or by attending the virtual Annual Meeting and following the voting instructions provided on the meeting website.
If, however, you are the beneficial owner of shares held in street name, you must follow the instructions provided by or on behalf of your broker, bank, or other holder of record for changing or revoking your proxy. If your shares are held in any Plan, please refer to the voting instructions and relevant details in the materials provided to you by or on behalf of the applicable trustee or fiduciary for such Plan. As discussed further under the caption “Voting by Proxy” above, if you are a stockholder of record, the proxy card and control number you receive for your shares of Common Stock held through any Plan will also represent the shares registered in your name with Computershare. See also “Common Stock Held by Certain Valero Benefit Plans” above for more information on the voting deadline for shares of Valero Common Stock held in a Plan and how uninstructed shares of Valero Common Stock held in a Plan may be voted.

Voting During the Annual Meeting
You must have the control number associated with each applicable account through which you hold shares of Valero Common Stock in order to vote the shares associated with such account. Depending on the number of accounts through which you hold your shares, and how such shares are held, it is possible that you may receive multiple Notices, sets of proxy materials, emails with instructions, and/or control numbers. See the disclosures under the caption “Shares Registered Differently and Held in More Than One Account” above for more information. Control numbers change each year and are not reusable from year to year. The control number for each applicable account through which you hold shares of Valero Common Stock is 16 digits, in the xxxx xxxx xxxx xxxx format, and can be found on the respective Notice, proxy card, voting instruction form, or email with instructions with respect to such account and shares. As discussed above, if you are a stockholder of record, the control number you receive for your shares held through any Plan will also represent the shares registered in your name with Computershare.

86	2025 PROXY STATEMENT

2025 ANNUAL MEETING OF STOCKHOLDERS— IMPORTANT VOTING AND MEETING INFORMATION

Stockholders of record and beneficial owners of shares held in street name (other than Plan participants with respect to shares held through any Plan) may vote shares held in a particular account during the virtual Annual Meeting by logging into the meeting website using the 16-digit control number associated with such shares and following the instructions provided on the website. If you are a beneficial owner or a participant in any Plan, please carefully read the materials forwarded to you by or on behalf of the applicable Plan trustee or fiduciary (in the case of Plan participants), or your broker, bank, or other holder of record (in the case of other beneficial owners). In order to vote all of your shares, you may need to log into the meeting website multiple times to vote the shares associated with each control number you receive. Participants in any Plan will not be able to vote the shares of Valero Common Stock held through such Plans at the Annual Meeting. However, stockholders of record will still be able to vote the shares registered in their name with Computershare at the Annual Meeting, even if the deadline for voting shares held through a Plan has passed. See the disclosures under the caption “Difficulty Locating or Obtaining One or More Control Numbers” above for more information.

Required Votes
For Proposal No. 1, as required by Valero’s bylaws, each director is to be elected by a majority of votes cast with respect to that director’s election. Any director nominee who does not receive a majority of the votes cast is required to submit an irrevocable resignation to the Board, and the Nominating and Corporate Governance Committee will make a recommendation to the Board as to whether to accept or reject the resignation or take other action. The Board will, within 90 days following certification of the election results, publicly disclose its decision regarding any such resignation and the rationale behind the decision.
Proposals Nos. 2 and 3 require approval by the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote.

Effect of Abstentions
Shares voted to abstain are treated as “present” for purposes of determining a quorum. In the election of directors (Proposal No. 1), pursuant to our bylaws, shares voted to abstain are not deemed “votes cast,” and are accordingly disregarded. When approval for a proposal requires (i) the affirmative vote of a majority of the voting power of the shares present in person or represented by proxy and entitled to vote (Proposals Nos. 2 and 3), or (ii) the affirmative vote of a majority of the voting power of the issued and outstanding Common Stock, then shares voted to “abstain” have the effect of a negative vote (a vote “against”).

Broker Non-Votes
Brokers holding shares must vote according to the specific instructions they receive from the beneficial owners of the stock. If your broker does not receive specific voting instructions from you, in certain cases the broker may vote the shares in the broker’s discretion.
The NYSE does not allow brokers to vote on certain proposals without specific instructions from the beneficial owner. This results in a “broker non-vote” on the proposal. A broker non-vote (i) is treated as “present” for purposes of determining a quorum; (ii) has the effect of a negative vote when a majority of the voting power of the issued and outstanding shares is required for approval of a particular proposal; and (iii) has no effect when a majority of the voting power of the shares present in person or represented by proxy and entitled to vote or a plurality or majority of the votes cast is required for approval.
Proposal No. 3 is deemed to be a routine matter under NYSE rules. A broker or other nominee generally may vote uninstructed shares on routine matters, and therefore no broker non-votes are expected to occur for Proposal No. 3. Proposals Nos. 1 and 2 are considered non-routine matters under NYSE rules. Because a broker or other nominee cannot vote without instructions on non-routine matters, we expect a number of broker non-votes to occur on these proposals.

Solicitation of Proxies
Valero pays the cost for soliciting proxies and conducting the Annual Meeting. In addition to solicitation by mail, proxies may be solicited by personal interview, telephone, email, electronically, and similar means by directors, officers, or employees of Valero, none of whom will be specially compensated for such activities. Valero also intends to request that brokers, banks, other holders of record, nominees, custodians, and fiduciaries, forward our proxy materials to beneficial owners, and will reimburse such brokers, banks, other holders of record, nominees, custodians, and fiduciaries for certain expenses incurred by them for such activities. Valero has also retained Innisfree M&A Incorporated, a proxy soliciting firm, to assist in the solicitation of proxies for a fee of $30,000, plus reimbursement of certain out-of-pocket expenses and variable amounts for any additional proxy solicitation services.

2025 PROXY STATEMENT	87

MISCELLANEOUS

Governance Documents and Codes of Ethics
Our Code of Ethics for Senior Financial Officers applies to our principal executive officer, principal financial officer, and controller. The code charges these officers with responsibilities regarding honest and ethical conduct, the preparation and quality of the disclosures in documents and reports we file with the SEC, and compliance with applicable laws, rules, and regulations. We have also adopted a Code of Business Conduct and Ethics which applies to all of our employees and directors and covers many topics including, but not limited to, conflicts of interests, competition and fair dealing, discrimination and harassment, payments to government personnel, and confidential ethics helpline reporting. We intend to disclose any future amendment to, or waiver from, either of these Codes by posting such information on our website.
We post the following documents, among others, on our website at www.valero.com > Investors > ESG > Governance Documents. A printed copy of these documents is available to any stockholder upon request. Requests for documents must be in writing and directed to Valero’s Corporate Secretary at the address indicated below under “Stockholder Communications, Nominations, and Proposals.”
•Restated Certificate of Incorporation
•Bylaws
•Code of Business Conduct and Ethics
•Code of Ethics for Senior Financial Officers
•Corporate Governance Guidelines
•Conduct Guidelines for Business Partners
•Audit Committee Charter
•Human Resources and Compensation Committee Charter
•Nominating and Corporate Governance Committee Charter
•Sustainability and Public Policy Committee Charter
•Related Party Transactions Policy
•Compensation Consultant Disclosure Policy
•Executive Compensation Clawback Policy
•Political Contributions, Lobbying and Trade Associations Policy
•Policy on Vesting of Performance Shares Upon a Change of Control of Valero
•Health, Safety and Environmental Policy Statement
•Stock Ownership and Retention Guidelines for Directors and Officers

Stockholder Communications, Nominations, and Proposals
Stockholders and other interested parties may communicate with the Board, its non-management directors, or the Lead Director by sending a written communication addressed to “Board of Directors,” “Non-Management Directors,” or “Lead Director” in care of Valero’s Corporate Secretary at the address indicated in the following paragraph with respect to stockholder proposals pursuant to Rule 14a-8 of the Exchange Act. The Corporate Secretary’s office will forward to the appropriate directors all correspondence, except for personal grievances, items unrelated to the functions of the Board, business solicitations, advertisements, and materials that are hostile, threatening, or profane.
In order to submit a stockholder proposal for inclusion in our proxy statement for the 2026 annual meeting of stockholders pursuant to Rule 14a-8 of the Exchange Act, our Corporate Secretary must receive your written proposal by November 18, 2025, at our principal executive office at the following address: Corporate Secretary, Valero Energy Corporation, One Valero Way, San Antonio, Texas 78249. The proposal must comply with Rule 14a-8 of the Exchange Act, which lists the requirements for the inclusion of such stockholder proposals in company-sponsored proxy materials.
To present a stockholder proposal at the 2026 annual meeting of stockholders that is not the subject of a proposal pursuant to Rule 14a-8 of the Exchange Act, or to nominate a person for election to the Board, you must follow the procedures stated in Article I, Section 9 of our bylaws. These procedures include the requirement that your proposal must be delivered to Valero’s Corporate Secretary not later than the close of business on the 90th day or earlier than the close of business on the 120th day prior to the first anniversary of the preceding year’s annual meeting.

88	2025 PROXY STATEMENT

MISCELLANEOUS

If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, your notice must be delivered not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day we first publicly announce the date of the 2026 annual meeting of stockholders. In addition, stockholders who intend to solicit proxies in support of director nominees other than Valero’s nominees must also comply with the additional requirements of Rule 14a-19(b) of the Exchange Act by March 9, 2026.
An eligible stockholder, or eligible group of stockholders, that wants to nominate a candidate for election to the Board pursuant to the proxy access provisions of our bylaws must follow the procedures stated in Article I, Section 9A of our bylaws. These procedures include the requirement that your nomination must be delivered to Valero’s Corporate Secretary not later than the close of business on the 120th day or earlier than the close of business on the 150th day prior to the first anniversary of the preceding year’s annual meeting. If the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, your notice must be delivered not later than the 120th day prior to such annual meeting or, if later, the 10th day following the day we first publicly announce the date of the 2026 annual meeting of stockholders. Our bylaws are available on our website at www.valero.com > Investors > ESG > Governance Documents. Stockholders are urged to review all applicable rules and consult legal counsel before submitting a nomination or proposal to Valero.

Other Business
If any matters not referred to in this proxy statement properly come before the Annual Meeting or any adjournments or postponements thereof, the enclosed proxies will be deemed to confer discretionary authority on the individuals named as proxies to vote the shares represented by proxy in accordance with their best judgments. The Board is not currently aware of any other matters that may be presented for action at the Annual Meeting.

Financial Statements
Financial statements and related information for Valero, including audited financial statements for the fiscal year ended December 31, 2024, are contained in our annual report on Form 10-K for such year, which we filed with the SEC. You may review this report on the Internet as indicated in the Notice and through our website (www.valero.com > Investors > Financials > SEC Filings).

Householding
The SEC’s rules allow companies to send a single Notice or single copy of annual reports, proxy statements, prospectuses, and other disclosure documents to two or more stockholders sharing the same address, subject to certain conditions. These “householding” rules, which we have adopted, are intended to provide greater convenience for stockholders, and cost savings for companies, by reducing the number of duplicate documents that stockholders receive. If your shares are held by an intermediary broker, dealer, or bank in “street name,” your consent to householding may be sought, or may already have been sought, by or on behalf of the intermediary. If you prefer to receive your own set of proxy materials now or in future years, you may request a duplicate set by (i) visiting www.proxyvote.com; (ii) calling 800-579-1639; or (iii) emailing sendmaterial@proxyvote.com (if emailing, include your control number), or you may contact your broker, and we will promptly deliver such materials.
If you and another stockholder of record with whom you share an address are receiving multiple copies of our proxy materials, you can request to participate in householding and receive a single copy of our proxy materials in the future by calling Broadridge Financial Solutions, Inc. at 866-540-7095 or by writing to Broadridge Financial Solutions, Inc., Attn: Householding Dept., 51 Mercedes Way, Edgewood, NY 11717. If a broker or other nominee holds your shares, you may continue to receive some duplicate mailings. Certain brokers will eliminate duplicate account mailings by allowing stockholders to consent to such elimination, or through implied consent if a stockholder does not request continuation of duplicate mailings. Because not all brokers and nominees may offer stockholders the opportunity to request eliminating duplicate mailings, you may need to contact your broker or nominee directly to discontinue duplicate mailings to your household.

2025 PROXY STATEMENT	89

MISCELLANEOUS

Transfer Agent
Computershare Investor Services serves as our transfer agent, registrar, and dividend paying agent with respect to our Common Stock. Correspondence relating to any stock accounts, dividends, or transfers of stock certificates should be addressed to:
Computershare Investor Services
Shareholder Communications
by regular mail:
P.O. Box 43078
Providence, RI, 02940-3078
by overnight delivery:
150 Royall Street
Suite 101
Canton, MA, 02021
(888) 470-2938
(312) 360-5261
www.computershare.com

90	2025 PROXY STATEMENT

**Valero**

**SCAN TO VIEW MATERIALS & VOTE**

**VOTE BY INTERNET**
*Before The Meeting* - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly. Vote by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a Plan. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

*During The Meeting* - Go to **www.virtualshareholdermeeting.com/VLO2025**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

**VOTE BY PHONE - 1-800-690-6903**
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time on May 5, 2025 for shares held directly. Vote by 11:59 p.m. Eastern Time on May 1, 2025 for shares held in a Plan. Have your proxy card in hand when you call and then follow the instructions.

**VOTE BY MAIL**
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V62049-P24487 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

**THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.**

**VALERO ENERGY CORPORATION**

**The Board of Directors recommends you vote "FOR" the following action:**

1. Elect directors to serve until the 2026 Annual Meeting of Stockholders.

| **Nominees:** | For | Against | Abstain |
|---|---|---|---|
| 1a. Fred M. Diaz | ☐ | ☐ | ☐ |
| 1b. H. Paulett Eberhart | ☐ | ☐ | ☐ |
| 1c. Marie A. Ffolkes | ☐ | ☐ | ☐ |
| 1d. Kimberly S. Greene | ☐ | ☐ | ☐ |
| 1e. Deborah P. Majoras | ☐ | ☐ | ☐ |
| 1f. Eric D. Mullins | ☐ | ☐ | ☐ |
| 1g. R. Lane Riggs | ☐ | ☐ | ☐ |
| 1h. Randall J. Weisenburger | ☐ | ☐ | ☐ |
| 1i. Rayford Wilkins, Jr. | ☐ | ☐ | ☐ |

| **The Board of Directors recommends you vote "FOR" Proposals 2 and 3.** | For | Against | Abstain |
|---|---|---|---|
| 2. Advisory vote to approve the 2024 compensation of named executive officers. | ☐ | ☐ | ☐ |
| 3. Ratify the appointment of KPMG LLP as Valero's independent registered public accounting firm for 2025. | ☐ | ☐ | ☐ |

**NOTE:** To act upon such other business as may properly come before the meeting or any adjournment thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

**Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:**
The Notice and Proxy Statement and Annual Report on Form 10-K are available at www.proxyvote.com.

V62050-P24487

## VALERO ENERGY CORPORATION
## ANNUAL MEETING OF STOCKHOLDERS
## May 6, 2025
## THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The stockholder(s) hereby revoke(s) all previous proxies and appoint(s) R. Lane Riggs, Richard J. Walsh, and Jude A. Dworaczyk, or any of them, as proxies, each with the power to appoint his substitute, and hereby authorize(s) them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of Valero Energy Corporation that the stockholder(s) is/are entitled to vote at the Annual Meeting of Stockholders to be held on Tuesday, May 6, 2025 at 11:00 a.m., Central Time, at www.virtualshareholdermeeting.com/VLO2025, and any adjournment or postponement thereof.

**THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS SPECIFIED ON THE REVERSE SIDE. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED "FOR" ALL NOMINEES FOR DIRECTOR, AND "FOR" PROPOSALS 2 AND 3. IF ANY OTHER MATTERS ARE VOTED ON AT THE MEETING, THIS PROXY WILL BE VOTED BY THE NAMED PROXIES ON SUCH MATTERS IN THEIR SOLE DISCRETION.**

YOUR TELEPHONE OR INTERNET VOTE AUTHORIZES THE NAMED PROXIES TO VOTE THE SHARES IN THE SAME MANNER AS IF YOU MARKED, SIGNED AND RETURNED YOUR PROXY CARD.

**Continued and to be signed on reverse side**